UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR/S

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               DANIEL J. MAVICO
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   DECEMBER 31

Date of reporting period:  JUNE 30, 2014


ITEM 1.  SEMIANNUAL REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - SEMIANNUAL REPORT FOR PERIOD ENDED JUNE 30, 2014



[LOGO OF USAA]
   USAA(R)

                                    [GRAPHIC OF USAA EXTENDED MARKET INDEX FUND]

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       SEMIANNUAL REPORT
       USAA EXTENDED MARKET INDEX FUND
       JUNE 30, 2014

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

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PRESIDENT'S MESSAGE

"...[W]E HAVE BELIEVED FOR SOME TIME THE
ECONOMIC RECOVERY WILL BE MORE GRADUAL              [PHOTO OF BROOKS ENGLEHARDT]
THAN THE MARKET'S INITIAL EXPECTATIONS."

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AUGUST 2014

The six-month reporting period was a reminder that nothing should be taken for granted, especially when it comes to the economy and financial markets. In January 2014, when the six-month period began, many observers anticipated U.S. economic growth of more than 3% in 2014. Interest rates were expected to rise once the U.S. Federal Reserve (the Fed) began tapering (or reducing) its quantitative easing (QE) asset purchases. The equity market was expected to become more volatile, as Fed tapering continued. Instead, stock market volatility remained low, interest rates fell, and U.S. economic growth slowed.

At USAA Asset Management Company, we have believed for some time the economic recovery will be more gradual than the market's initial expectations. Indeed, economic growth disappointed many during the reporting period, contracting by 2.9% in the first quarter of 2014. Some attributed the deceleration to the extreme winter weather, but we are not entirely convinced. For example, in Canada, where the winter weather was equally harsh, economic growth remained positive. In the second quarter, economic growth appeared to pick up - manufacturing data and construction spending improved, for example - suggesting the economy was getting healthier. Nevertheless, we believe that gross domestic product growth for 2014 is likely to fall short of the market's expectations at the beginning of the year.

At the same time, inflationary pressures are increasing. The Fed has a long-stated inflation target of 2%. By many measures, inflation is at or near that range. If inflation continues to rise, the Fed may taper its QE asset purchases more aggressively.

Meanwhile, the U.S. stock market generated positive returns during the reporting period, with little to no increase in market volatility. International stocks also generated positive returns. We remain concerned, and are also

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

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uncertain, if the improving economy can generate the revenue and earnings growth needed to justify current valuations and serve as a foundation for future price gains. Valuations will continue to rise, in our opinion, if economic growth accelerates and profit margins can maintain their current levels. If growth stalls and profit margins decrease, earnings may disappoint and stocks may trim their gains. Based on fundamental valuation at the time of this writing, we are more optimistic about the near-term prospects for international stocks than for U.S. stocks.

As for interest rates, they declined after the Fed started tapering its QE asset purchases. By the end of the reporting period, the Fed - which had bought $85 billion of U.S. Treasury securities and mortgage-backed securities every month during 2013 - had cut its asset purchases by more than half, with $35 billion slated for purchase in July 2014. Longer-term interest rates, which had been expected to increase, dropped and bond prices (which tend to move inversely with rates) increased. We have long believed that, while interest rates would rise over the longer term, it would be at a much more gradual pace than the market was expecting.

In the months ahead, we will continue to monitor the direction of interest rates and central bank policy, as well as the financial markets, corporate earnings, economic trends, and other factors that could potentially affect your investments. Assuming the U.S. economy regains its footing and continues to strengthen, we expect the Fed to end its QE asset purchases by the end of 2014. We believe that other global central banks are likely to maintain their easy monetary policies, using rate cuts and/or asset purchases, to boost economic growth in their countries and to support their financial markets.

On behalf of everyone at USAA Asset Management Company, thank you for allowing us to help you manage your investments. We appreciate your continued investment in our family of mutual funds.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Asset Management Company

Past performance is no guarantee of future results. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.

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

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                1

MANAGER COMMENTARY                                                            2

INVESTMENT OVERVIEW                                                           5

FINANCIAL INFORMATION

  USAA EXTENDED MARKET INDEX FUND:

    Financial Statements                                                      9

    Financial Highlights                                                     12

    Notes to Financial Statements                                            14

EXPENSE EXAMPLE                                                              19

ADVISORY AGREEMENT                                                           21

  MASTER EXTENDED MARKET INDEX SERIES:

    Schedule of Investments                                                  28

    Financial Statements                                                     73

    Financial Highlights                                                     76

    Notes to Financial Statements                                            77

ADVISORY AGREEMENTS                                                          90

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2014, USAA. All rights reserved.

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

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FUND OBJECTIVE

THE USAA EXTENDED MARKET INDEX FUND (THE FUND) SEEKS TO MATCH, BEFORE FEES AND EXPENSES, THE PERFORMANCE OF THE U.S. STOCKS NOT INCLUDED IN THE S&P 500 INDEX AS REPRESENTED BY THE DOW JONES U.S. COMPLETION TOTAL STOCK MARKET INDEX. THE DOW JONES U.S. COMPLETION TOTAL STOCK MARKET INDEX MEASURES THE PERFORMANCE OF ALL SMALL- AND MID-CAP STOCKS AS MEASURED BY THE DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) LESS THE STOCKS IN THE S&P 500 INDEX.

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TYPES OF INVESTMENTS

The Fund's principal investment strategy is to invest all of the Fund's investable assets in the Master Extended Market Index Series of the Quantitative Master Series LLC (Extended Market Portfolio), which is a separate fund advised by BlackRock Advisors, LLC (BlackRock), with a substantially similar investment objective as the Fund. Therefore, your interest in the Extended Market Portfolio's securities is indirect, and the investment characteristics of the Fund will correspond directly to those of the Extended Market Portfolio. This type of arrangement is commonly referred to as a master-feeder structure.

The Extended Market Portfolio seeks to track, before fees and expenses, the performance of the Dow Jones U.S. Completion Total Stock Market Index as closely as possible, and normally, at least 80% of its assets will be invested in securities or other financial instruments of companies that are components of or have economic characteristics similar to the securities included in the Dow Jones U.S. Completion Total Stock Market Index.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGER COMMENTARY ON THE FUND

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As of the end of the reporting period, the USAA Extended Market Index Fund (the
Fund) had a total return of 5.96%. U.S. stocks, as represented by the Fund's benchmark, the Dow Jones U.S. Completion Total Stock Market Index, had a total return of 6.20% for the six-month period ended June 30, 2014.

Despite high valuations resulting from last year's strong rally, investors continued to favor stocks in the first half 2014, pushing major indices to record highs during the period. However, not all segments of the market advanced as many of last year's winners struggled, including many biotechnology and internet-related companies as well as retailers. Broadly speaking, the year 2014 brought a swift reversal away from the prevailing momentum stocks of 2013 and a rotation from growth to value stocks. Additionally, market volatility remained well below historical norms, a trend that has continued for several quarters, suggesting, in our opinion, that investors have become complacent in an environment where easy monetary conditions and low default rates have served to counteract growing geopolitical risk.

The year got off to a rocky start, however, as heightened risks in emerging markets compelled investors to pull back from risk assets generally. A number of emerging economies struggled with currency weakness, debt problems and uneven growth rates while facing the broader headwind of diminishing global liquidity as the U.S. Federal Reserve (the Fed) began tapering (or reducing) its stimulus program. Signs of further deceleration of economic growth in China were particularly worrisome. Meanwhile, disappointing corporate earnings

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Refer to page 6 for benchmark definition.

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2  | USAA EXTENDED MARKET INDEX FUND

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reports and softer economic data in the United States also contributed to the sell-off in stocks.

U.S. stocks were back on the rise in February due in part to positive developments in Washington, D.C. Fiscal uncertainty abated with the extension of the U.S. debt ceiling. Additionally, investors were encouraged by market-friendly comments from the new Fed Chairwoman, Janet Yellen. Although U.S. economic data had weakened, most investors viewed this recent trend as temporary and continued to take on U.S. stock risk given expectations that growth would pick up later in the year.

Market volatility increased in March due to rising tensions between Russia and Ukraine over the disputed region of Crimea. Investors feared the impact of potential international sanctions and the threat of rising oil prices. More evidence of decelerating growth in China added to the air of uncertainty. However, markets were resilient as investors turned their focus to improving U.S. economic data, positive corporate earnings surprises and increased merger and acquisition activity. Comments from the Fed also helped push U.S. stocks higher.

Escalating violence in Iraq pushed oil prices sharply higher in June, causing stock prices to fall as investors were reminded of the broader risk that instability in the Middle East and Africa poses to global oil production. However, a steady stream of mergers and acquisitions again took center stage and, against the backdrop of ongoing Fed stimulus, U.S. stocks quickly resumed their upward course.

As the global economy continued its slow recovery, improving U.S. data garnered a good deal of investors' attention during the period. Following a first quarter of disappointing economic reports, better data in the second quarter ultimately confirmed that the recent weakness had been temporary and largely weather-related. In June, revised gross domestic product numbers revealed that the U.S. economy had contracted much more than expected in the first quarter. While this news came as a surprise, it was no longer important as compared to more recent data showing improvements in the labor market and manufacturing. Nonetheless, a low labor participation rate, anemic wage growth, and lackluster consumption continued to weigh on U.S.

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                                             MANAGER COMMENTARY ON THE FUND |  3

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growth. While the global recovery has remained generally on track, mixed economic reports in the first half of the year resulted in the World Bank lowering its 2014 global growth forecast to 2.8% in June from its January forecast of 3.2%.

THIS MATERIAL IS NOT INTENDED TO BE RELIED UPON AS A FORECAST, RESEARCH OR INVESTMENT ADVICE, AND IS NOT A RECOMMENDATION, OFFER OR SOLICITATION TO BUY OR SELL ANY SECURITIES OR TO ADOPT ANY INVESTMENT STRATEGY.THE OPINIONS EXPRESSED ARE AS OF JUNE 30, 2014, AND MAY CHANGE AS SUBSEQUENT CONDITIONS VARY.THE INFORMATION AND OPINIONS CONTAINED IN THIS MATERIAL ARE DERIVED FROM PROPRIETARY AND NON-PROPRIETARY SOURCES DEEMED BY BLACKROCK TO BE RELIABLE, ARE NOT NECESSARILY ALL-INCLUSIVE AND ARE NOT GUARANTEED AS TO ACCURACY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.THERE IS NO GUARANTEE THAT ANY FORECASTS MADE WILL COME TO PASS.ANY INVESTMENTS NAMED WITHIN THIS MATERIAL MAY NOT NECESSARILY BE HELD IN ANY ACCOUNTS MANAGED BY BLACKROCK. RELIANCE UPON INFORMATION IN THIS MATERIAL IS AT THE SOLE DISCRETION OF THE READER. INDEX PERFORMANCE IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

PREPARED BY BLACKROCK INVESTMENTS, LLC, MEMBER FINRA.

(C)2014 BLACKROCK, INC. ALL RIGHTS RESERVED.

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4  | USAA EXTENDED MARKET INDEX FUND

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INVESTMENT OVERVIEW

USAA EXTENDED MARKET INDEX FUND (THE FUND) (Ticker Symbol: USMIX)

--------------------------------------------------------------------------------
                                               6/30/14            12/31/13
--------------------------------------------------------------------------------
Net Assets                                $668.1 Million       $615.7 Million
Net Asset Value Per Share                     $18.68               $17.63

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/14
--------------------------------------------------------------------------------
12/31/2013 - 6/30/2014*            1 YEAR            5 YEARS            10 YEARS
          5.96%                    26.13%             21.31%             9.93%

--------------------------------------------------------------------------------
                         EXPENSE RATIO AS OF 12/31/13**
--------------------------------------------------------------------------------
BEFORE REIMBURSEMENT          0.51%          AFTER REIMBURSEMENT           0.50%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2014, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through May 1, 2015, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Fund (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.50% of the Fund's average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after May 1, 2015. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                         DOW JONES U.S.
                     COMPLETION TOTAL STOCK        USAA EXTENDED MARKET
                         MARKET INDEX*                  INDEX FUND
 6/30/2004                  $10,000.00                    $10,000.00
 7/31/2004                    9,445.65                      9,444.44
 8/31/2004                    9,446.61                      9,444.44
 9/30/2004                    9,809.80                      9,814.81
10/31/2004                    9,991.06                     10,019.49
11/30/2004                   10,688.51                     10,701.75
12/31/2004                   11,145.26                     11,159.87
 1/31/2005                   10,767.77                     10,782.91
 2/28/2005                   10,976.13                     10,981.31
 3/31/2005                   10,765.72                     10,802.75
 4/30/2005                   10,372.31                     10,435.72
 5/31/2005                   10,990.45                     11,050.75
 6/30/2005                   11,349.00                     11,397.94
 7/31/2005                   11,987.89                     12,012.98
 8/31/2005                   11,850.46                     11,874.10
 9/30/2005                   11,940.29                     11,943.54
10/31/2005                   11,659.95                     11,685.62
11/30/2005                   12,203.89                     12,251.05
12/31/2005                   12,262.99                     12,288.60
 1/31/2006                   13,068.34                     13,060.45
 2/28/2006                   12,938.79                     12,948.73
 3/31/2006                   13,431.63                     13,436.21
 4/30/2006                   13,486.90                     13,486.99
 5/31/2006                   12,904.70                     12,918.26
 6/30/2006                   12,941.69                     12,938.58
 7/31/2006                   12,576.25                     12,572.96
 8/31/2006                   12,846.12                     12,837.02
 9/30/2006                   12,963.62                     12,979.20
10/31/2006                   13,608.60                     13,619.02
11/30/2006                   14,101.27                     14,116.66
12/31/2006                   14,137.13                     14,170.20
 1/31/2007                   14,593.10                     14,638.64
 2/28/2007                   14,557.08                     14,553.47
 3/31/2007                   14,714.92                     14,702.51
 4/30/2007                   15,079.55                     15,032.55
 5/31/2007                   15,728.55                     15,660.68
 6/30/2007                   15,497.55                     15,458.40
 7/31/2007                   14,802.48                     14,787.68
 8/31/2007                   14,951.57                     14,926.09
 9/30/2007                   15,404.92                     15,394.52
10/31/2007                   15,860.48                     15,884.25
11/30/2007                   14,970.82                     14,958.03
12/31/2007                   14,899.64                     14,837.75
 1/31/2008                   13,979.80                     13,868.11
 2/29/2008                   13,677.95                     13,586.24
 3/31/2008                   13,435.54                     13,315.64
 4/30/2008                   14,168.22                     14,048.51
 5/31/2008                   14,843.06                     14,679.90
 6/30/2008                   13,730.06                     13,574.96
 7/31/2008                   13,600.71                     13,439.67
 8/31/2008                   13,865.33                     13,710.26
 9/30/2008                   12,358.68                     12,233.25
10/31/2008                    9,808.53                      9,707.68
11/30/2008                    8,690.98                      8,602.74
12/31/2008                    9,084.31                      8,999.64
 1/31/2009                    8,405.63                      8,306.44
 2/28/2009                    7,583.63                      7,493.72
 3/31/2009                    8,237.52                      8,139.11
 4/30/2009                    9,472.20                      9,358.19
 5/31/2009                    9,865.45                      9,740.64
 6/30/2009                    9,948.16                      9,812.35
 7/31/2009                   10,844.04                     10,696.78
 8/31/2009                   11,249.13                     11,103.14
 9/30/2009                   11,902.40                     11,736.58
10/31/2009                   11,258.26                     11,079.23
11/30/2009                   11,705.99                     11,521.45
12/31/2009                   12,484.65                     12,272.54
 1/31/2010                   12,185.67                     11,972.04
 2/28/2010                   12,773.82                     12,549.01
 3/31/2010                   13,710.00                     13,462.54
 4/30/2010                   14,362.68                     14,099.60
 5/31/2010                   13,283.32                     13,041.83
 6/30/2010                   12,363.03                     12,140.32
 7/31/2010                   13,218.78                     12,969.71
 8/31/2010                   12,483.46                     12,236.48
 9/30/2010                   13,903.63                     13,630.82
10/31/2010                   14,525.94                     14,231.82
11/30/2010                   14,959.06                     14,640.51
12/31/2010                   16,057.48                     15,722.22
 1/31/2011                   16,262.86                     15,908.94
 2/28/2011                   16,985.17                     16,618.50
 3/31/2011                   17,327.74                     16,954.60
 4/30/2011                   17,844.98                     17,440.08
 5/31/2011                   17,618.92                     17,216.02
 6/30/2011                   17,207.85                     16,805.22
 7/31/2011                   16,651.43                     16,269.94
 8/31/2011                   15,290.71                     14,937.97
 9/30/2011                   13,641.25                     13,332.14
10/31/2011                   15,551.12                     15,199.39
11/30/2011                   15,462.06                     15,099.80
12/31/2011                   15,454.50                     15,088.45
 1/31/2012                   16,622.68                     16,221.06
 2/29/2012                   17,291.19                     16,858.96
 3/31/2012                   17,686.43                     17,236.50
 4/30/2012                   17,556.57                     17,106.31
 5/31/2012                   16,328.91                     15,908.61
 6/30/2012                   16,844.71                     16,403.31
 7/31/2012                   16,729.20                     16,286.15
 8/31/2012                   17,306.57                     16,845.94
 9/30/2012                   17,730.38                     17,249.52
10/31/2012                   17,496.40                     17,015.18
11/30/2012                   17,754.16                     17,275.55
12/31/2012                   18,218.99                     17,723.81
 1/31/2013                   19,488.31                     18,947.06
 2/28/2013                   19,677.47                     19,119.91
 3/31/2013                   20,599.64                     20,010.75
 4/30/2013                   20,731.38                     20,130.42
 5/31/2013                   21,284.06                     20,648.97
 6/30/2013                   21,074.83                     20,436.23
 7/31/2013                   22,505.68                     21,805.73
 8/31/2013                   21,887.58                     21,194.11
 9/30/2013                   23,172.77                     22,430.65
10/31/2013                   23,844.53                     23,082.17
11/30/2013                   24,416.08                     23,640.61
12/31/2013                   25,151.46                     24,327.55
 1/31/2014                   24,697.14                     23,844.59
 2/28/2014                   26,049.09                     25,141.69
 3/31/2014                   25,860.91                     24,962.30
 4/30/2014                   25,195.51                     24,341.35
 5/31/2014                   25,575.30                     24,700.12
 6/30/2014                   26,711.77                     25,776.43

                                   [END CHART]

                         Data from 6/30/04 to 6/30/14.

The graph illustrates how a $10,000 hypothetical investment in the USAA Extended Market Index Fund closely tracks the Dow Jones U.S. Completion Total Stock Market Index, which is a market-capitalization-weighted index of approximately 3,500 U.S. equity securities. It includes all the stocks in the Dow Jones U.S. Total Stock Market Index except for stocks included in the S&P 500 Index.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees or expenses.

*The Dow Jones U.S. Completion Total Stock Market Index is a subset of the Dow Jones U.S. Total Stock Market Index that excludes components of the S&P 500 Index. The Dow Jones U.S. Total Stock Market Index is an all-inclusive measure composed of all U.S. equity securities with readily available prices. This broad index is divided according to stock-size segment, style, and sector to create distinct sub-indexes that track every major segment of the market.

================================================================================

6  | USAA EXTENDED MARKET INDEX FUND

================================================================================

Dow Jones U.S. Completion Total Stock Market Index is a service mark of Dow Jones & Company, Inc. Dow Jones does not have any relationship to the Fund other than the licensing and sublicensing of the Dow Jones U.S. Completion Total Stock Market Index and its service marks for use in connection with the Fund. o Dow Jones does not sponsor, endorse, sell, or promote the Fund; recommend that any person invest in the Fund or any other securities; have any responsibility or liability for or make any decisions about the timing, amount, or pricing of the Fund; have any responsibility or liability for the administration, management, or marketing of the Fund; consider the needs of the Fund or the owners of the Fund in determining, composing, or calculating the Dow Jones U.S. Completion Total Stock Market Index, or have any obligation to do so.

Dow Jones will have no liability in connection with the Fund. Specifically, Dow Jones makes no warranty, express or implied, and Dow Jones disclaims any warranty about: the results to be obtained by the Fund, the owner of the Fund, or any other person in connection with the use of the Dow Jones U.S. Completion Total Stock Market Index and the data included in the Dow Jones U.S. Completion Total Stock Market Index; the accuracy or completeness of the Dow Jones U.S. Completion Total Stock Market Index and any related data; the merchantability and the fitness for a particular purpose or use of the Dow Jones U.S. Completion Total Stock Market Index and/or its related data; Dow Jones will have no liability for any errors, omissions, or interruptions in the Dow Jones U.S. Completion Total Stock Market Index or related data; under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special, or consequential damages or losses, even if Dow Jones knows that they might occur.
o The licensing agreement between BlackRock Advisors, LLC (or its predecessor), and Dow Jones, and the sublicensing agreeement between the Fund and BlackRock Advisors, LLC (or its predecessor), are solely for the benefit of the parties to these agreements and not for the benefit of the owners of the USAA Extended Market Index Fund or any other third parties.

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                                                        INVESTMENT OVERVIEW |  7

================================================================================

                               o TOP 10 HOLDINGS o
                                  AS OF 6/30/14
                                (% of Net Assets)*

American Airlines Group, Inc. ..............................................0.7%
Las Vegas Sands Corp. ......................................................0.7%
Illumina, Inc. .............................................................0.5%
Liberty Global plc Series C ................................................0.5%
Tesla Motors, Inc. .........................................................0.4%
HCA Holdings, Inc. .........................................................0.4%
Weatherford International Pl ...............................................0.4%
Linkedin Corp. A ...........................................................0.4%
Cheniere Energy, Inc. ......................................................0.4%
Concho Resources, Inc. .....................................................0.4%

                              o TOP 10 INDUSTRY SECTORS o
                                    AS OF 6/30/14
                                  (% of Net Assets)*

Real Estate Investment Trusts (REITS) ......................................9.5%
Software & Computer Services ...............................................5.6%
Pharmaceuticals & Biotechnology ............................................5.5%
Travel & Leisure ...........................................................5.4%
Banks ......................................................................5.0%
Health Care Equipment & Services ...........................................5.0%
Technology Hardware & Equipment ............................................4.8%
Support Services ...........................................................4.6%
General Retailers ..........................................................4.5%
Media ......................................................................4.1%

*Percentages are of the net assets of the Master Extended Market Index Series (the Series), not the net assets of the Fund.

You will find a complete list of securities that the Series owns on pages 28-72.

================================================================================

8  | USAA EXTENDED MARKET INDEX FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2014 (unaudited)

--------------------------------------------------------------------------------

ASSETS
  Investment in Master Extended Market Index Series, at fair value                  $667,889,048
  Receivable for capital shares sold                                                     775,945
                                                                                    ------------
    Total assets                                                                     668,664,993
                                                                                    ------------
LIABILITIES
  Payable for capital shares redeemed                                                    513,137
  Accrued transfer agency fees                                                            21,620
  Other accrued expenses and payables                                                     63,887
                                                                                    ------------
    Total liabilities                                                                    598,644
                                                                                    ------------
      Net assets applicable to capital shares outstanding                           $668,066,349
                                                                                    ============
NET ASSETS CONSIST OF:
  Paid-in capital                                                                   $432,789,667
  Accumulated undistributed net investment income                                      3,467,627
  Accumulated net realized gain from investments and
    futures transactions                                                              19,017,700
  Net unrealized appreciation on investments and futures contracts                   212,791,355
                                                                                    ------------
      Net assets applicable to capital shares outstanding                           $668,066,349
                                                                                    ============
  Capital shares outstanding                                                          35,767,129
                                                                                    ============
  Net asset value, redemption price, and offering price per share                   $      18.68
                                                                                    ============

See accompanying notes to financial statements and accompanying financial statements of the Master Extended Market Index Series (the Series) attached.

================================================================================

                                                       FINANCIAL STATEMENTS |  9

================================================================================

STATEMENT OF OPERATIONS

Six-month period ended June 30, 2014 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
  Allocated from Master Extended Market Index Series:
    Dividends - unaffiliated                                                        $  3,935,242
    Foreign taxes withheld                                                                (4,452)
    Securities lending - affiliated                                                      267,634
    Dividends - affiliated                                                                 4,577
                                                                                    ------------
      Total income                                                                     4,203,001
        Expenses (Note 4B)                                                              (221,371)
                                                                                    ------------
  Net allocated investment income                                                      3,981,630
                                                                                    ------------
FUND EXPENSES
  Administration and servicing fees                                                      788,188
  Transfer agent's fees                                                                  398,665
  Custody and accounting fees                                                              3,259
  Shareholder reporting fees                                                              22,336
  Postage                                                                                 17,377
  Trustees' fees                                                                          10,910
  Registration fees                                                                       14,877
  Professional fees                                                                       39,845
  Other                                                                                    8,390
                                                                                    ------------
      Total Fund expenses                                                              1,303,847
                                                                                    ------------
NET INVESTMENT INCOME                                                                  2,677,783
                                                                                    ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FUTURES CONTRACTS ALLOCATED FROM MASTER
EXTENDED MARKET INDEX SERIES
  Net realized gain from investment transactions                                      11,199,457
  Net realized gain from futures transactions                                          1,884,616
  Net change in unrealized appreciation/depreciation on investments
    and futures contracts                                                             21,445,427
                                                                                    ------------
      Net allocated realized and unrealized gain on investments
        and futures contracts                                                         34,529,500
                                                                                    ------------
  Increase in net assets from operations                                            $ 37,207,283
                                                                                    ============

See accompanying notes to financial statements and accompanying financial statements of the Series attached.

================================================================================

10  | USAA EXTENDED MARKET INDEX FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

Six-month period ended June 30, 2014 (unaudited), and year ended
December 31, 2013

--------------------------------------------------------------------------------

                                                                   6/30/2014      12/31/2013
--------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                                         $  2,677,783    $  4,492,759
  Net realized gain from investment transactions                  11,199,457      20,801,938
  Net realized gain from futures transactions                      1,884,616       5,159,908
  Net change in unrealized appreciation/depreciation
    on investments and futures contracts                          21,445,427     126,849,136
                                                                ----------------------------
    Net increase in net assets from operations                    37,207,283     157,303,741
                                                                ----------------------------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                                  (48)     (4,327,638)
  Net realized gains                                                       -     (17,524,518)
                                                                ----------------------------
    Distributions to shareholders                                        (48)    (21,852,156)
                                                                ----------------------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                       70,147,132     142,920,022
  Reinvested dividends                                                    26      21,398,615
  Cost of shares redeemed                                        (55,027,177)    (82,425,844)
                                                                ----------------------------
    Net increase in net assets from
      capital share transactions                                  15,119,981      81,892,793
                                                                ----------------------------
  Net increase in net assets                                      52,327,216     217,344,378

NET ASSETS
  Beginning of period                                            615,739,133     398,394,755
                                                                ----------------------------
  End of period                                                 $668,066,349    $615,739,133
                                                                ============================
Accumulated undistributed net investment income
  End of period                                                 $  3,467,627    $    789,892
                                                                ============================
CHANGE IN SHARES OUTSTANDING
  Shares sold                                                      3,937,680       9,010,642
  Shares issued for reinvested dividends                                   1       1,239,182
  Shares redeemed                                                 (3,095,705)     (5,218,612)
                                                                ----------------------------
    Increase in shares outstanding                                   841,976       5,031,212
                                                                ============================

See accompanying notes to financial statements and accompanying financial statements of the Series attached.

================================================================================

                                                      FINANCIAL STATEMENTS |  11

================================================================================

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Contained below are selected ratios and supplemental data for the periods indicated for the USAA Extended Market Index Fund.

                                 SIX-MONTH
                                PERIOD ENDED
                                  JUNE 30,                       YEAR ENDED DECEMBER 31,
                                ---------------------------------------------------------------------------------------
                                     2014           2013           2012            2011           2010             2009
                                ---------------------------------------------------------------------------------------
Net asset value at
  beginning of period            $  17.63       $  13.33       $  11.59        $  12.63       $  10.21         $   7.53
                                 --------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income               .07            .13            .19             .11            .09              .07
  Net realized and unrealized
    gain (loss) on investments
    and futures transactions          .98           4.82           1.83            (.63)(b)       2.78             2.67
                                 --------------------------------------------------------------------------------------
Total from investment
  operations                         1.05           4.95           2.02            (.52)          2.87             2.74
                                 --------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                 -           (.13)          (.19)           (.09)          (.11)            (.06)
  Realized capital gains                -           (.52)          (.09)           (.43)          (.34)               -
                                 --------------------------------------------------------------------------------------
Total distributions                     -           (.65)          (.28)           (.52)          (.45)            (.06)
                                 --------------------------------------------------------------------------------------
Net asset value at
  end of period                  $  18.68       $  17.63       $  13.33        $  11.59       $  12.63         $  10.21
                                 ======================================================================================
Total return (%)*                    5.96          37.26          17.47           (4.03)         28.11            36.37
Net assets at
  end of period (000)            $668,066       $615,739       $398,395        $353,660       $362,835         $276,245
Ratios to average
  net assets:**
  Expenses, including
    expenses of the Master
    Extended Market Index
    Series (%)                        .48(c)         .50(a)         .50(a)          .50(a)         .50(a)           .50(a)
  Expenses before
    reimbursements, including
    expenses of the Master
    Extended Market Index
    Series (%)                        .48(c)         .51(a)         .65(a)          .75(a)         .81(a)           .96(a)
  Net investment income (%)           .85(c)         .89           1.45             .87            .86              .86
Portfolio turnover (%)***               3             18             12              12             15               20

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

================================================================================

12  | USAA EXTENDED MARKET INDEX FUND

================================================================================

 ** For the six-month period ended June 30, 2014, average net assets were $635,792,121.

*** Represents the portfolio turnover of the Master Extended Market Index
    Series.

(a) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

(b) Reflected a net realized and unrealized loss per share, whereas the statement of operations reflected a net realized and unrealized gain for the period. The difference in realized and unrealized gains and losses was due to the timing of sales and repurchases of shares in relation to fluctuating market values for the portfolio.

(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

See accompanying notes to financial statements and accompanying financial statements of the Series attached.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  13

================================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 2014 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. The information presented in this semiannual report pertains only to the USAA Extended Market Index Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's primary investment objective is to seek to match, before fees and expenses, the performance of the U.S. stocks not included in the S&P 500 Index as represented by the Dow Jones U.S. Completion Total Stock Market Index.

USAA Asset Management Company (the Manager), an affiliate of the Fund, attempts to achieve this objective by investing all of the Fund's investable assets in the Master Extended Market Index Series of the Quantitative Master Series LLC (the Series), which is a separate open-end investment management company advised by BlackRock Advisors, LLC (BlackRock), with a substantially similar investment objective. At June 30, 2014, the Fund's investment was 100% of the Series.

The financial statements of the Series, including the Schedule of Investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

A. VALUATION OF INVESTMENTS - The Fund records its investment in the Series at fair value, which reflects its proportionate interest in the net assets of the Series. Valuation of the securities held by the Series is discussed in
    Note 2 of the Series' Notes to Financial Statements included elsewhere in this report.

B. FAIR VALUE MEASUREMENTS - Refer to the Schedule of Investments of the Series for a discussion of fair value measurements and a summary of the inputs used to value the Series' assets.

================================================================================

14  | USAA EXTENDED MARKET INDEX FUND

================================================================================

C. DERIVATIVE FINANCIAL INSTRUMENTS - Refer to Note 4 in the Series' Notes to Financial Statements for a discussion of derivative financial instruments and how they are accounted for in the Series' financial statements.

D. INVESTMENT INCOME AND EXPENSES - The Fund records daily its pro rata share of the Series' income, expenses, and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

E. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended June 30, 2014, the fund did not incur any expenses paid indirectly.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  15

================================================================================

or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the six-month period ended June 30, 2014, the Fund paid CAPCO facility fees of $1,666, which represents 1.0% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended June 30, 2014.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of December 31, 2014, in accordance with applicable tax law.

Distributions of net investment income and the Fund's pro rata share of the Series' realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

The Fund is permitted to carry forward net capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and/or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

At December 31, 2013, the Fund had no pre-enactment or post-enactment capital loss carryforwards, for federal income tax purposes.

For the six-month period ended June 30, 2014, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis the Manager will monitor its tax positions to determine if

================================================================================

16  | USAA EXTENDED MARKET INDEX FUND

================================================================================

adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remains open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) TRANSACTIONS WITH MANAGER

A. ADMINISTRATION AND SERVICING FEES - The Manager provides administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.25% of the Fund's average net assets for the fiscal year. For the six-month period ended June 30, 2014, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $788,188.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees (the Board) has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended June 30, 2014, the Fund reimbursed the Manager $8,246 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

    Out of the administration and servicing fees received from the Fund, the Manager pays BlackRock up to 0.10% for subadministration services provided on the Manager's behalf. For the six-month period ended June 30, 2014, the Manager incurred subadministration fees, paid or payable to BlackRock, of $117,219.

B. EXPENSE LIMITATION - The Manager agreed, through May 1, 2015, to limit the total annual operating expenses of the Fund to 0.50% of the Fund's average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through May 1, 2015, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the six-month period ended June 30, 2014, the Fund did not incur reimbursable expenses. Additionally, the expenses allocated to the Fund from the Series included fees waived by BlackRock

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  17

================================================================================

    Advisors, LLC of $9,871 (See Master Feeder Notes to Financials). Refer to
    Note 5 in the Series' Notes to Financial Statements.

C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agency services to the Fund based on an annual charge of $23 per shareholder account, plus out-of-pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the six-month period ended June 30, 2014, the Fund incurred transfer agent's fees paid or payable to SAS, of $398,665.

D. UNDERWRITING AGREEMENT - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

E. MANAGEMENT AGREEMENT - The Manager serves as investment adviser to the Fund pursuant to a Management Agreement and is responsible for monitoring the services provided to the Series by BlackRock. While the Fund maintains its investment in the Series, the Manager receives no fee from the Fund for the monitoring service performed on its behalf.

(5) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

18  | USAA EXTENDED MARKET INDEX FUND

================================================================================

EXPENSE EXAMPLE

June 30, 2014 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including administration fees, transfer agency fees, expenses allocated to the Fund by the Master Extended Market Index Series, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of January 1, 2014, through June 30, 2014.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing

================================================================================

                                                           EXPENSE EXAMPLE |  19

================================================================================

costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                               EXPENSES PAID
                                 BEGINNING                ENDING              DURING PERIOD*
                                ACCOUNT VALUE          ACCOUNT VALUE         JANUARY 1, 2014 -
                               JANUARY 1, 2014         JUNE 30, 2014           JUNE 30, 2014
                               -----------------------------------------------------------------
Actual                            $1,000.00             $1,059.60                  $2.45
Hypothetical
 (5% return before expenses)       1,000.00              1,022.41                   2.41

* Expenses are equal to the Fund's annualized expense ratio of 0.48%, which includes expenses of the Master Extended Market Index Series, and is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's ending account value on the first line in the table is based on its actual total return of 5.96% for the six-month period of January 1, 2014, through June 30, 2014.

================================================================================

20  | USAA EXTENDED MARKET INDEX FUND

================================================================================

ADVISORY AGREEMENT

June 30, 2014 (unaudited)

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 30, 2014, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved for an annual period the continuance of the Management Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Management Agreement and the Manager and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Management Agreement with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Management Agreement with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and services provided by the Manager. At the meeting at which renewal of the Management Agreement is considered, particular focus is given to information concerning Fund performance, comparability of fees

================================================================================

                                                        ADVISORY AGREEMENT |  21

================================================================================

and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Management Agreement included certain information previously received at such meetings.

MANAGEMENT AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Management Agreement. In approving the Management Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel. The Trustees took into account the fact that the Fund operates in a master-feeder structure through which the Fund invests all of its investable assets in the Extended Market Index Series (the Master Fund), a separate registered investment company advised by BlackRock Advisors, LLC (the Adviser).

NATURE, EXTENT, AND QUALITY OF THE SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Management Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the services provided to the Fund by the Manager under the Management Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. The Board noted that the Manager receives no investment advisory fee for serving as the investment adviser to the Fund so long as the Fund operates in a master-feeder structure. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of senior personnel, as

================================================================================

22  | USAA EXTENDED MARKET INDEX FUND

================================================================================

well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Adviser to the Master Fund. The Manager's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Management Agreement. In reviewing the Management Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Master Fund's operations and of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Management Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, pure-index retail investment companies with frontend loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all front-end load and no-load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which reflects the advisory fee paid by the Master Fund to the Adviser as well as administrative services provided to the Fund by the Manager and its affiliates and the effects of any reimbursements - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses, after reimbursements, were below the median of its expense

================================================================================

                                                        ADVISORY AGREEMENT |  23

================================================================================

group and above the median of its expense universe. The Board noted that the Manager does not currently receive an advisory fee from the Fund for the services that it provides under the Management Agreement. The Trustees took into account that the management fee and total expenses reflected both the expenses of the Fund as well as those of the Master Fund. The Trustees also took into account the Manager's current undertakings to maintain expense limitations for the Fund. The Board also took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Trustees also noted the high level of correlation between the Fund and its corresponding index and the relatively low tracking error between the two, and noted that it reviews such information on a quarterly basis.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings detailed information about the Fund's and the Master Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Management Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper Index for the one-, three-, and five-year periods ended December 31, 2013. The Board also noted that the Fund's percentile performance ranking was in the top 30% of its performance universe for the one- and three-year periods ended December 31, 2013, and was in the top 25% of its performance universe for the five-year period ended December 31, 2013. The Board took into account management's discussion of the Fund's performance, including the Fund's high level of correlation between the Fund's performance and its corresponding index.

COMPENSATION AND PROFITABILITY - The Board noted that the Manager does not currently receive an advisory fee from the Fund under the Management

================================================================================

24  | USAA EXTENDED MARKET INDEX FUND

================================================================================

Agreement. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager had agreed to maintain expense limitations for the Fund and had reimbursed the Fund for expenses. In reviewing the overall profitability of the Fund to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be able to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - With respect to the consideration of any economies of scale to be realized by the Fund, the Board took into account that the Manager does not receive any advisory fees under the Management Agreement and that the management fee reflects the advisory fee paid at the Master Fund level to the Master Fund's Adviser. The Board took into account Management's discussion of the Fund's current advisory fee structure. The Board also considered the effects of the Fund's growth and size on the Fund's performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Management Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Management Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance

================================================================================

                                                        ADVISORY AGREEMENT |  25

================================================================================

of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability, if any, from their relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Management Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

26  | USAA EXTENDED MARKET INDEX FUND

================================================================================

                            Semiannual report of the
                       MASTER EXTENDED MARKET INDEX SERIES
                  in which the USAA EXTENDED MARKET INDEX FUND
                                     invests

================================================================================

================================================================================

SCHEDULE OF INVESTMENTS

June 30, 2014 (unaudited)

-------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                VALUE
-------------------------------------------------------------------------------------------------
COMMON STOCKS

AEROSPACE & DEFENSE - 1.6%
    5,805     AAR Corp.                                                              $    159,986
    3,079     Aerovironment, Inc.(a)                                                       97,912
    4,758     Alliant Techsystems, Inc.                                                   637,191
    4,334     Arotech Corp.(a)                                                             19,330
    2,570     Astronics Corp.(a)                                                          145,076
    5,505     Astrotech Corp.(a),(b)                                                       17,506
   14,914     BE Aerospace, Inc.(a)                                                     1,379,396
    2,530     CPI Aerostructures, Inc.(a)                                                  32,055
    3,267     Cubic Corp.                                                                 145,414
    7,230     Curtiss-Wright Corp.                                                        473,999
    1,874     Ducommun, Inc.(a)                                                            48,968
    4,736     Esterline Technologies Corp.(a)                                             545,208
   27,713     Exelis, Inc.                                                                470,567
   10,203     GenCorp, Inc.(a)                                                            194,877
      950     HEICO Corp.                                                                  49,343
    7,676     HEICO Corp., Class A                                                        311,646
   15,177     Hexcel Corp.(a)                                                             620,739
    7,486     Huntington Ingalls Industries, Inc.                                         708,101
    4,600     Innovative Solutions & Support, Inc.(a)                                      34,224
    9,451     Kratos Defense & Security Solutions, Inc.(a)                                 73,718
    2,720     LMI Aerospace, Inc.(a)                                                       35,578
    2,988     Mantech International Corp., Class A                                         88,206
    6,702     Moog, Inc., Class A(a)                                                      488,509
    9,185     Orbital Sciences Corp.(a)                                                   271,417
    3,523     RBC Bearings, Inc.                                                          225,648
   10,248     Smith& Wesson Holding Corp.(a),(b)                                          149,006
   16,468     Spirit Aerosystems Holdings, Inc., Class A(a)                               554,972
    3,052     Sturm Ruger& Co., Inc.                                                      180,098
    8,573     Taser International, Inc.(a)                                                114,021
    5,614     Teledyne Technologies, Inc.(a)                                              545,512
    7,629     TransDigm Group, Inc.                                                     1,276,026
    7,929     Triumph Group, Inc.                                                         553,603
      644     VSE Corp.                                                                    45,286
                                                                                     ------------
                                                                                       10,693,138
                                                                                     ------------
ALTERNATIVE ENERGY - 0.2%
    8,820     Amyris, Inc.(a),(b)                                                          32,899
    7,427     Ascent Solar Technologies, Inc.(a)                                            3,119
    1,380     BioFuel Energy Corp.(a)                                                       9,481
   35,334     FuelCell Energy, Inc.(a),(b)                                                 84,802
    4,822     Green Plains Renewable Energy, Inc.                                         158,499
   13,315     GreenHunter Energy, Inc.(a),(b)                                              26,364
   20,722     GT Advanced Technologies, Inc.(a)                                           385,429
    7,210     KiOR, Inc., Class A(a),(b)                                                    2,596
    3,549     Ocean Power Technologies, Inc.(a)                                             5,820
   24,367     Plug Power, Inc.(a),(b)                                                     114,038
      904     REX American Resources Corp.(a)                                              66,272
    9,331     Solazyme, Inc.(a)                                                           109,919
    5,106     STR Holdings, Inc.(a)                                                         6,893
    6,353     SunPower Corp.(a)                                                           260,346
                                                                                     ------------
                                                                                        1,266,477
                                                                                     ------------
AUTOMOBILES & PARTS - 2.2%
   24,733     Allison Transmission Holdings, Inc.                                         769,196
   10,606     American Axle & Manufacturing Holdings, Inc.(a)                             200,347
   14,109     Autoliv, Inc.                                                             1,503,737
    8,969     Cooper Tire & Rubber Co.                                                    269,070
   23,275     Dana Holding Corp.                                                          568,375

================================================================================

28  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

-------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                VALUE
-------------------------------------------------------------------------------------------------
    4,690     Dorman Products, Inc.(a)                                               $    231,311
    5,025     Federal-Mogul Corp.(a)                                                      101,656
    2,169     Fuel Systems Solutions, Inc.(a)                                              24,163
   21,640     Gentex Corp.                                                                629,508
    5,624     Gentherm, Inc.(a)                                                           249,987
   12,455     Lear Corp.                                                                1,112,481
   45,263     LKQ Corp.(a)                                                              1,208,069
    3,917     LoJack Corp.(a)                                                              21,269
    7,575     Modine Manufacturing Co.(a)                                                 119,231
    3,112     Motorcar Parts of America, Inc.(a)                                           75,777
    4,195     Quantum Fuel Systems Technologies
                 Worldwide, Inc.(a),(b)                                                    24,247
    1,088     Shiloh Industries, Inc.(a)                                                   20,084
    3,134     Standard Motor Products, Inc.                                               139,996
    4,259     Stoneridge, Inc.(a)                                                          45,656
      573     Strattec Security Corp.                                                      36,953
    3,069     Superior Industries International, Inc.                                      63,283
    9,140     Tenneco, Inc.(a)                                                            600,498
   12,502     Tesla Motors, Inc.(a)                                                     3,001,230
    8,211     Titan International, Inc.                                                   138,109
   17,156     TRW Automotive Holdings Corp.(a)                                          1,535,805
    7,139     U.S. Auto Parts Network, Inc.(a)                                             25,772
    7,470     Visteon Corp.(a)                                                            724,665
    9,266     WABCO Holdings, Inc.(a)                                                     989,794
                                                                                     ------------
                                                                                       14,430,269
                                                                                     ------------
BANKS - 5.0%
    1,862     1st Source Corp.                                                             57,014
    6,012     1st United Bancorp, Inc.                                                     51,823
    1,956     Ameriana Bancorp                                                             28,851
    1,548     American National Bankshares, Inc.                                           33,638
    4,563     Ameris Bancorp(a)                                                            98,378
    1,856     Ames National Corp.                                                          42,948
    2,181     Arrow Financial Corp.                                                        56,575
   23,117     Associated Banc-Corp                                                        417,955
   12,497     Astoria Financial Corp.                                                     168,085
    4,690     Banc of California, Inc.                                                     51,121
      770     Bancfirst Corp.                                                              47,663
    2,128     Bancorp of New Jersey, Inc.                                                  27,238
    6,671     The Bancorp, Inc.(a)                                                         79,452
   12,576     BancorpSouth, Inc.                                                          308,992
    7,238     Bank Mutual Corp.                                                            41,980
    6,398     Bank of Hawaii Corp.                                                        375,499
    1,025     The Bank of Kentucky Financial Corp.                                         35,660
      972     Bank of Marin Bancorp                                                        44,313
    9,642     Bank of the Ozarks, Inc.                                                    322,525
    4,459     Bank Financial Corp.                                                         49,762
   15,096     Bank United, Inc.                                                           505,414
    3,084     Banner Corp.                                                                122,219
    1,972     Bar Harbor Bankshares                                                        54,979
    2,823     BCB Bancorp, Inc.                                                            38,167
    2,336     Bear State Financial, Inc.(a)                                                20,744
    5,424     Beneficial Mutual Bancorp, Inc.(a)                                           73,549
    3,819     Berkshire Hills Bancorp, Inc.                                                88,677
    2,046     BofI Holding, Inc.(a)                                                       150,320
    2,663     BOK Financial Corp.                                                         177,356
   12,591     Boston Private Financial Holdings, Inc.                                     169,223
    2,106     Bridge Bancorp, Inc.                                                         50,523
    2,653     Bridge Capital Holdings(a)                                                   64,229
   10,701     Brookline Bancorp, Inc.                                                     100,268
    2,814     Bryn Mawr Bank Corp.                                                         81,944
      882     California First National Bancorp                                            12,948
    1,176     Camden National Corp.                                                        45,582
    3,648     Cape Bancorp, Inc.                                                           39,143
    7,396     Capital Bank Financial Corp., Class A(a)                                    174,620
    1,923     Capital City Bank Group, Inc.                                                27,941
   18,962     Capitol Federal Financial, Inc.                                             230,578
    4,985     Cardinal Financial Corp.                                                     92,023

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  29

================================================================================

-------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                VALUE
-------------------------------------------------------------------------------------------------
    6,367     Cascade Bancorp(a)                                                     $     33,172
   11,164     Cathay General Bancorp                                                      285,352
    6,618     Centerstate Banks, Inc.                                                      74,122
    5,017     Central Pacific Financial Corp.                                              99,587
      627     Century Bancorp, Inc., Class A                                               22,158
    4,344     Chemical Financial Corp.                                                    121,980
    2,061     Chicopee Bancorp, Inc.                                                       34,810
    2,446     Citizens & Northern Corp.                                                    47,673
    2,320     City Holding Co.                                                            104,678
    6,997     City National Corp.                                                         530,093
    1,974     Clifton Bancorp, Inc.                                                        25,011
    2,402     CNB Financial Corp.                                                          40,354
    5,743     CoBiz Financial, Inc.                                                        61,852
      750     Colony Bankcorp, Inc.(a)                                                      4,733
    7,682     Columbia Banking System, Inc.                                               202,113
   11,867     Commerce Bancshares, Inc.                                                   551,815
    6,000     Community Bank System, Inc.                                                 217,200
    2,381     Community Trust Bancorp, Inc.                                                81,478
    2,905     CommunityOne Bancorp(a)                                                      28,179
    2,856     ConnectOne Bancorp, Inc.                                                     54,921
    7,719     Cullen/Frost Bankers, Inc.                                                  613,043
   13,798     CVB Financial Corp.                                                         221,182
    4,654     Dime Community Bancshares, Inc.                                              73,487
    2,686     Doral Financial Corp.(a)                                                     11,604
    3,931     Eagle Bancorp, Inc.(a)                                                      132,671
   21,180     East West Bancorp, Inc.                                                     741,088
    2,546     Eastern Virginia Bankshares, Inc.(a)                                         16,294
    1,296     Enterprise Bancorp, Inc.                                                     26,736
    3,330     Enterprise Financial Services Corp.                                          60,140
    2,374     ESB Financial Corp.                                                          30,720
    1,863     ESSA Bancorp, Inc.                                                           20,735
    1,489     Farmers Capital Bank Corp.(a)                                                33,637
    3,412     Fidelity Southern Corp.                                                      44,322
    2,187     Financial Institutions, Inc.                                                 51,220
    2,216     First Bancorp, Inc.                                                          38,691
    3,105     First Bancorp, North Carolina                                                56,977
   15,663     First Bancorp, Puerto Rico(a)                                                85,207
   11,407     First Busey Corp.                                                            66,275
    1,968     First Citizens Banc Corp.                                                    17,732
      891     First Citizens BancShares, Inc., Class A                                    218,295
   13,854     First Commonwealth Financial Corp.                                          127,734
    2,730     First Community Bancshares, Inc.                                             39,121
    3,213     First Connecticut Bancorp, Inc.                                              51,569
    1,535     First Defiance Financial Corp.                                               44,055
    8,783     First Financial Bancorp                                                     151,155
    8,954     First Financial Bankshares, Inc.                                            280,887
    1,437     First Financial Corp.                                                        46,257
    2,894     First Financial Northwest, Inc.                                              31,458
      968     First Financial Service Corp.(a)                                              3,543
   35,219     First Horizon National Corp.                                                417,697
    3,171     First Interstate Bancsystem, Inc.                                            86,188
    5,697     First Merchants Corp.                                                       120,435
   11,345     First Midwest Bancorp, Inc.                                                 193,205
   52,329     First Niagara Financial Group, Inc.                                         457,355
    1,491     The First of Long Island Corp.                                               58,268
   18,658     First Republic Bank                                                       1,026,003
   12,751     First Security Group, Inc.(a)                                                27,670
    3,052     First South Bancorp, Inc.                                                    24,385
    1,784     First United Corp.(a)                                                        15,646
   24,109     FirstMerit Corp.                                                            476,153
    3,391     Flagstar Bancorp, Inc.(a)                                                    61,377
    4,602     Flushing Financial Corp.                                                     94,571
   23,424     FNB Corp.                                                                   300,296

================================================================================

30  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

-------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                VALUE
-------------------------------------------------------------------------------------------------
    2,566     Fox Chase Bancorp, Inc.                                                $     43,263
    2,485     Franklin Financial Corp.(a)                                                  53,924
   27,244     Fulton Financial Corp.                                                      337,553
    2,176     German American Bancorp, Inc.                                                58,926
   11,127     Glacier Bancorp, Inc.                                                       315,784
    1,408     Great Southern Bancorp, Inc.                                                 45,126
    3,814     Guaranty Bancorp                                                             53,015
   17,624     Hampton Roads Bankshares, Inc.(a)                                            30,490
   11,857     Hancock Holding Co.                                                         418,789
    5,135     Hanmi Financial Corp.                                                       108,246
    1,242     Hawthorn Bancshares, Inc.                                                    15,547
    2,048     Heartland Financial USA, Inc.                                                50,647
    4,396     Heritage Commerce Corp.                                                      35,915
    5,226     Heritage Financial Corp.                                                     84,086
    1,907     HMN Financial, Inc.(a)                                                       20,977
    1,779     Home Bancorp, Inc.(a)                                                        39,174
    7,170     Home BancShares, Inc.                                                       235,319
   11,237     Home Loan Servicing Solutions Ltd.                                          255,417
    3,179     HomeTrust Bancshares, Inc.(a)                                                50,133
    1,338     Horizon Bancorp                                                              29,222
    2,386     Hudson Valley Holding Corp.                                                  43,067
        7     Huntington Bancshares, Inc.                                                      67
    4,573     Iberiabank Corp.                                                            316,406
    3,467     Independent Bank Corp./MA                                                   133,063
    4,633     Independent Bank Corp./MI                                                    59,627
    8,295     International Bancshares Corp.                                              223,965
    4,029     Intervest Bancshares Corp.                                                   31,184
   50,255     Investors Bancorp, Inc.                                                     555,318
    3,257     Kearny Financial Corp.(a)                                                    49,311
    5,519     Lakeland Bancorp, Inc.                                                       59,605
    2,532     Lakeland Financial Corp.                                                     96,621
    6,531     Macatawa Bank Corp.                                                          33,112
    3,542     MainSource Financial Group, Inc.                                             61,099
    8,276     MB Financial, Inc.                                                          223,866
    2,713     Mercantile Bank Corp.                                                        62,073
    1,163     Merchants Bancshares, Inc.                                                   37,193
    2,347     Metro Bancorp, Inc.(a)                                                       54,263
    1,608     MidSouth Bancorp, Inc.                                                       31,983
    1,520     MidWestOne Financial Group, Inc.                                             36,465
    1,697     MutualFirst Financial, Inc.                                                  32,379
      821     NASB Financial, Inc.                                                         19,417
    1,269     National Bankshares, Inc.                                                    39,199
   16,473     National Penn Bancshares, Inc.                                              174,284
    6,330     NBT Bancorp, Inc.                                                           152,047
   65,278     New York Community Bancorp, Inc.                                          1,043,142
    5,756     NewBridge Bancorp(a)                                                         46,393
    1,795     North Valley Bancorp(a)                                                      39,113
   10,182     Northfield Bancorp, Inc.                                                    133,486
    1,270     Northrim BanCorp, Inc.                                                       32,474
   13,479     Northwest Bancshares, Inc.                                                  182,910
      859     Norwood Financial Corp.                                                      24,482
    2,337     OceanFirst Financial Corp.                                                   38,701
    7,031     OFG Bancorp                                                                 129,441
      934     Ohio Valley Banc Corp.                                                       21,370
   14,444     Old National Bancorp                                                        206,260
    3,649     Old Second Bancorp, Inc.(a)                                                  18,136
    2,365     OmniAmerican Bancorp, Inc.                                                   59,125
    6,327     Oritani Financial Corp.                                                      97,373
    2,093     Orrstown Financial Services, Inc.(a)                                         34,618
    3,334     Pacific Continental Corp.                                                    45,776
   14,236     PacWest Bancorp                                                             614,568
    2,070     Park National Corp.                                                         159,804
    9,934     Park Sterling Corp.                                                          65,465
    2,063     Peapack Gladstone Financial Corp.                                            43,756

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  31

================================================================================

-------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                VALUE
-------------------------------------------------------------------------------------------------
    1,050     Penns Woods Bancorp, Inc.                                              $     49,455
    1,497     Peoples Bancorp of North Carolina, Inc.                                      24,281
    1,815     Peoples Bancorp, Inc.                                                        48,007
    1,245     Peoples Financial Corp.                                                      16,969
    5,231     Pinnacle Financial Partners, Inc.                                           206,520
   15,045     Popular, Inc.(a)                                                            514,238
    1,044     Porter Bancorp, Inc.(a)                                                       1,096
    2,659     Preferred Bank(a)                                                            62,859
   10,307     PrivateBancorp, Inc.                                                        299,521
    8,397     Prosperity Bancshares, Inc.                                                 525,652
    1,737     Provident Financial Holdings, Inc.                                           25,256
    7,911     Provident Financial Services, Inc.                                          137,019
    2,837     Pulaski Financial Corp.                                                      32,342
    4,800     Renasant Corp.                                                              139,536
    1,667     Republic Bancorp, Inc., Class A                                              39,541
    6,390     Republic First Bancorp, Inc.(a)                                              32,206
    4,146     Riverview Bancorp, Inc.(a)                                                   16,086
    3,261     Royal Bancshares of Pennsylvania, Inc., Class A(a)                            5,707
    4,337     S&T Bancorp, Inc.                                                           107,774
    3,931     Sandy Spring Bancorp, Inc.                                                   97,921
    4,359     Seacoast Banking Corp. of Florida(a)                                         47,382
    3,680     Shore Bancshares, Inc.(a)                                                    33,157
    1,921     Sierra Bancorp                                                               30,352
    7,570     Signature Bank(a)                                                           955,183
    2,584     Simmons First National Corp., Class A                                       101,784
    3,642     South State Corp.                                                           222,162
    2,898     Southside Bancshares, Inc.                                                   83,926
    3,310     Southwest Bancorp, Inc.                                                      56,469
    5,576     State Bank Financial Corp.                                                   94,290
   12,155     Sterling Bancorp                                                            145,860
    2,255     Stock Yards Bancorp, Inc.                                                    67,424
    2,452     Suffolk Bancorp(a)                                                           54,704
    1,593     Summit Financial Group, Inc.(a)                                              16,950
   11,461     Sun Bancorp, Inc.(a)                                                         45,959
   26,929     Susquehanna Bancshares, Inc.                                                284,370
    7,508     SVB Financial Group(a)                                                      875,583
   20,664     Synovus Financial Corp.                                                     503,788
    3,018     Taylor Capital Group, Inc.(a)                                                64,525
   24,331     TCF Financial Corp.                                                         398,298
    1,901     Territorial Bancorp, Inc.                                                    39,693
    6,543     Texas Capital Bancshares, Inc.(a)                                           352,995
   12,496     TFS Financial Corp.(a)                                                      178,193
    1,745     Tompkins Financial Corp.                                                     84,074
    5,248     TowneBank                                                                    82,446
    2,123     Trico Bancshares                                                             49,126
   15,282     TrustCo Bank Corp. NY                                                       102,084
    9,562     Trustmark Corp.                                                             236,086
    5,344     UMB Financial Corp.                                                         338,756
   25,096     Umpqua Holdings Corp.                                                       449,720
    7,174     Union Bankshares Corp.                                                      184,013
    3,115     United Bancorp, Inc.                                                         25,356
    9,006     United Bankshares, Inc.                                                     291,164
    6,361     United Community Banks, Inc.                                                104,130
   11,244     United Community Financial Corp.(a)                                          46,438
    7,872     United Financial Bancorp, Inc.                                              106,666
    3,745     United Security Bancshares(a)                                                20,822
    2,482     Univest Corp. of Pennsylvania                                                51,377
   29,356     Valley National Bancorp                                                     290,918
    5,686     ViewPoint Financial Group, Inc.                                             153,010
   14,524     Washington Federal, Inc.                                                    325,773
    2,302     Washington Trust Bancorp, Inc.                                               84,645
    3,280     Waterstone Financial, Inc.                                                   37,425

================================================================================

32  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

-------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                VALUE
-------------------------------------------------------------------------------------------------
   13,469     Webster Financial Corp.                                                $    424,812
    4,185     WesBanco, Inc.                                                              129,902
    3,190     West BanCorp., Inc.                                                          48,584
    3,883     Westamerica BanCorp                                                         203,003
   12,099     Western Alliance Bancorp(a)                                                 287,956
    3,799     Westfield Financial, Inc.                                                    28,341
   11,170     Wilshire Bancorp, Inc.                                                      114,716
    6,915     Wintrust Financial Corp.                                                    318,090
    1,272     WSFS Financial Corp.                                                         93,708
    2,663     Yadkin Financial Corp.(a)                                                    50,171
                                                                                     ------------
                                                                                       33,618,189
                                                                                     ------------
BEVERAGES - 0.1%
    1,307     The Boston Beer Co., Inc., Class A(a)                                       292,141
      775     Coca-Cola Bottling Co. Consolidated                                          57,094
    2,600     Craft Brew Alliance, Inc.(a)                                                 28,756
    2,243     National Beverage Corp.(a)                                                   42,437
    5,635     Primo Water Corp.(a)                                                         26,879
    2,312     Willamette Valley Vineyards, Inc.(a)                                         13,479
                                                                                     ------------
                                                                                          460,786
                                                                                     ------------
CHEMICALS - 2.6%
    4,114     A. Schulman, Inc.                                                           159,212
    4,209     Aceto Corp.                                                                  76,351
   11,973     Albemarle Corp.                                                             856,069
    3,882     American Vanguard Corp.                                                      51,320
   10,680     Ashland, Inc.                                                             1,161,343
   10,570     Axiall Corp.                                                                499,644
    4,756     Balchem Corp.                                                               254,731
    8,564     Cabot Corp.                                                                 496,626
    8,315     Calgon Carbon Corp.(a)                                                      185,674
    5,504     Cambrex Corp.(a)                                                            113,933
   23,424     Celanese Corp., Series A                                                  1,505,695
    1,295     Chase Corp.                                                                  44,211
   14,338     Chemtura Corp.(a)                                                           374,652
    4,978     Codexis, Inc.(a)                                                              7,268
    5,327     Cytec Industries, Inc.                                                      561,572
   13,356     Ferro Corp.(a)                                                              167,751
    3,639     FutureFuel Corp.                                                             60,371
    1,451     Hawkins, Inc.                                                                53,890
    7,355     HB Fuller Co.                                                               353,775
   29,011     Huntsman Corp.                                                              815,209
    3,222     Innophos Holdings, Inc.                                                     185,491
    3,555     Innospec, Inc.                                                              153,469
    8,200     Intrepid Potash, Inc.(a)                                                    137,432
    1,469     KMG Chemicals, Inc.                                                          26,413
    3,035     Koppers Holdings, Inc.                                                      116,089
    5,043     Kraton Performance Polymers, Inc.(a)                                        112,913
    2,763     Kronos Worldwide, Inc.                                                       43,296
    2,939     LSB Industries, Inc.(a)                                                     122,468
    4,583     Metabolix, Inc.(a)                                                            3,987
    5,134     Minerals Technologies, Inc.                                                 336,688
    1,690     NewMarket Corp.                                                             662,666
    1,227     NL Industries, Inc.                                                          11,399
   11,770     Olin Corp.                                                                  316,848
    4,674     OM Group, Inc.                                                              151,578
    8,090     OMNOVA Solutions, Inc.(a)                                                    73,538
    2,295     Penford Corp.(a)                                                             29,445
   13,235     Platform Specialty Products Corp.(a)                                        370,977
   14,307     PolyOne Corp.                                                               602,897
    7,172     Polypore International, Inc.(a)                                             342,320
    1,917     Quaker Chemical Corp.                                                       147,206
    6,271     Rayonier Advanced Materials, Inc.(a)                                        243,001
   30,656     Rentech, Inc.(a)                                                             79,399
   11,231     Rockwood Holdings, Inc.                                                     853,444
   19,759     RPM International, Inc.                                                     912,471
    8,959     Senomyx, Inc.(a)                                                             77,495
    7,362     Sensient Technologies Corp.                                                 410,211
    2,813     Stepan Co.                                                                  148,695
    1,000     TOR Minerals International, Inc.(a)                                           9,990
    3,711     Tredegar Corp.                                                               86,875
    9,444     Tronox Ltd., Class A                                                        254,044
    3,291     Valhi, Inc.                                                                  21,128
   11,861     The Valspar Corp.                                                           903,690
    5,836     Westlake Chemical Corp.                                                     488,823
   11,611     WR Grace & Co.(a)                                                         1,097,588

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  33

================================================================================

-------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                VALUE
-------------------------------------------------------------------------------------------------
    5,548     Zagg, Inc.(a)                                                          $     30,126
    3,420     Zep, Inc.                                                                    60,397
                                                                                     ------------
                                                                                       17,423,794
                                                                                     ------------
CONSTRUCTION & MATERIALS - 2.5%
    4,282     AAON, Inc.                                                                  143,533
    6,487     Acuity Brands, Inc.                                                         896,828
   14,823     AECOM Technology Corp.(a)                                                   477,301
    5,959     Aegion Corp.(a)                                                             138,666
    4,419     Ameresco, Inc., Class A(a)                                                   31,066
    7,238     American DG Energy, Inc.(a)                                                  13,028
    2,023     American Woodmark Corp.(a)                                                   64,473
   11,341     AO Smith Corp.                                                              562,287
    4,359     Apogee Enterprises, Inc.                                                    151,955
    1,758     Argan, Inc.                                                                  65,556
    6,693     Armstrong World Industries, Inc.(a)                                         384,379
   17,834     BlueLinx Holdings, Inc.(a)                                                   24,968
    9,072     Builders FirstSource, Inc.(a)                                                67,859
   16,172     Chicago Bridge & Iron Co. NV                                              1,102,930
    7,657     Eagle Materials, Inc.                                                       721,902
    9,909     EMCOR Group, Inc.                                                           441,248
   25,114     Fortune Brands Home & Security, Inc.                                      1,002,802
   14,634     Foster Wheeler AG                                                           498,580
   10,329     Generac Holdings, Inc.(a)                                                   503,435
    4,428     Gibraltar Industries, Inc.(a)                                                68,678
    5,285     Granite Construction, Inc.                                                  190,154
    9,666     Great Lakes Dredge & Dock Corp.(a)                                           77,231
    6,030     Griffon Corp.                                                                74,772
   12,367     Headwaters, Inc.(a)                                                         171,778
    5,539     Hill International, Inc.(a)                                                  34,508
    2,430     Insteel Industries, Inc.                                                     47,749
    2,175     Integrated Electrical Services, Inc.(a)                                      14,225
    5,525     Inteliquent, Inc.                                                            76,632
   21,841     KBR, Inc.                                                                   520,908
    3,913     Layne Christensen Co.(a)                                                     52,043
    1,479     LB Foster Co., Class A                                                       80,043
    6,741     Lennox International, Inc.                                                  603,791
   21,467     Louisiana-Pacific Corp.(a)                                                  322,434
    6,845     Martin Marietta Materials, Inc.                                             903,882
    9,152     MasTec, Inc.(a)                                                             282,065
   28,179     MDU Resources Group, Inc.                                                   989,083
   23,943     Mueller Water Products, Inc., Series A                                      206,868
    3,640     MYR Group, Inc.(a)                                                           92,201
    5,071     NCI Building Systems, Inc.(a)                                                98,530
    2,608     Nortek, Inc.(a)                                                             234,094
    1,680     Northwest Pipe Co.(a)                                                        67,754
    1,009     Omega Flex, Inc.                                                             19,797
    5,034     Orion Marine Group, Inc.(a)                                                  54,518
   16,373     Owens Corning                                                               633,308
    6,280     PGT, Inc.(a)                                                                 53,192
    4,565     Pike Corp.(a)                                                                40,902
    5,751     Primoris Services Corp.                                                     165,859
    5,802     Quanex Building Products Corp.                                              103,682
    5,710     Simpson Manufacturing Co., Inc.                                             207,616
    4,288     Sterling Construction Co., Inc.(a)                                           40,221
    3,313     Texas Industries, Inc.(a)                                                   305,989
    5,070     Thermon Group Holdings, Inc.(a)                                             133,442
    3,961     TRC Cos., Inc.(a)                                                            24,637
    4,838     Trex Co., Inc.(a)                                                           139,431
    5,832     Tutor Perini Corp.(a)                                                       185,108
    2,945     Universal Forest Products, Inc.                                             142,155
   14,134     USG Corp.(a)                                                                425,857
    3,941     Valmont Industries, Inc.                                                    598,835
    3,907     Watsco, Inc.                                                                401,483
    3,991     Watts Water Technologies, Inc., Class A                                     246,364
                                                                                     ------------
                                                                                       16,424,615
                                                                                     ------------
ELECTRICITY - 1.5%
    5,910     ALLETE, Inc.                                                                303,478
   16,588     Alliant Energy Corp.                                                      1,009,546

================================================================================

34  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

-------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                VALUE
-------------------------------------------------------------------------------------------------
    2,831     Alteva                                                                 $     19,534
    6,821     Black Hills Corp.                                                           418,741
   53,183     Calpine Corp.(a)                                                          1,266,287
    8,932     Cleco Corp.                                                                 526,541
   19,269     Covanta Holding Corp.                                                       397,134
   15,203     Dynegy, Inc.(a)                                                             529,064
    6,267     El Paso Electric Co.                                                        251,996
    7,217     The Empire District Electric Co.                                            185,332
   23,312     Great Plains Energy, Inc.                                                   626,393
   14,355     Hawaiian Electric Industries, Inc.(b)                                       363,469
    7,426     IDACORP, Inc.                                                               429,446
   24,446     ITC Holdings Corp.                                                          891,790
    5,145     MGE Energy, Inc.                                                            203,279
    5,838     NorthWestern Corp.                                                          304,685
    3,208     Ormat Technologies, Inc.                                                     92,487
   11,667     Portland General Electric Co.                                               404,495
    9,098     UIL Holdings Corp.                                                          352,184
    3,102     Unitil Corp.                                                                104,941
    6,385     UNS Energy Corp.                                                            385,718
   23,727     US Geothermal, Inc.(a)                                                       14,236
   19,630     Westar Energy, Inc.                                                         749,670
                                                                                     ------------
                                                                                        9,830,446
                                                                                     ------------
ELECTRONIC & ELECTRICAL EQUIPMENT - 2.8%
    4,854     The Active Power, Inc.(a)                                                    13,397
    3,068     Adept Technology, Inc.(a)                                                    32,183
    3,277     Aeroflex Holding Corp.(a)                                                    34,408
    1,620     Allied Motion Technologies, Inc.                                             23,458
    3,315     Altair Nanotechnologies, Inc.(a)                                             11,370
    1,261     American Science & Engineering, Inc.                                         87,753
   12,785     American Superconductor Corp.(a)                                             20,840
    3,908     Anixter International, Inc.                                                 391,074
    9,858     API Technologies Corp.(a),(b)                                                27,011
   14,790     Arrow Electronics, Inc.(a)                                                  893,464
   20,214     Avnet, Inc.                                                                 895,682
    6,474     AVX Corp.                                                                    85,975
    3,732     AZZ, Inc.                                                                   171,971
    2,135     Badger Meter, Inc.                                                          112,408
    3,001     Ballantyne Strong, Inc.(a)                                                   12,544
    2,157     Bel Fuse, Inc., Class B                                                      55,370
    6,512     Belden, Inc.                                                                508,978
    8,089     Benchmark Electronics, Inc.(a)                                              206,108
    6,689     Brady Corp., Class A                                                        199,800
   55,452     Capstone Turbine Corp.(a),(b)                                                83,733
    6,943     Checkpoint Systems, Inc.(a)                                                  97,133
   12,565     Cognex Corp.(a)                                                             482,496
    3,792     Coherent, Inc.(a)                                                           250,917
    5,283     CTS Corp.                                                                    98,792
    3,269     CyberOptics Corp.(a)                                                         26,119
    6,043     Daktronics, Inc.                                                             72,033
    8,684     Echelon Corp.(a)                                                             21,102
    3,274     Electro Rent Corp.                                                           54,774
    4,035     Electro Scientific Industries, Inc.                                          27,478
    6,450     eMagin Corp.(a)                                                              14,383
    2,783     Encore Wire Corp.                                                           136,478
    4,406     EnerNOC, Inc.(a)                                                             83,494
    7,005     EnerSys, Inc.                                                               481,874
    3,900     ESCO Technologies, Inc.                                                     135,096
    4,476     Fabrinet(a)                                                                  92,206
    2,690     FARO Technologies, Inc.(a)                                                  132,133
    6,387     FEI Co.                                                                     579,492
    7,113     General Cable Corp.                                                         182,520
   17,533     GrafTech International Ltd.(a)                                              183,395
    3,828     Greatbatch, Inc.(a)                                                         187,802
    3,110     Houston Wire & Cable Co.                                                     38,595
    7,866     Hubbell, Inc., Class B                                                      968,698
    8,445     II-VI, Inc.(a)                                                              122,115
    5,485     Intevac, Inc.(a)                                                             43,935
    2,740     IntriCon Corp.(a)                                                            23,482
    5,300     IPG Photonics Corp.(a)                                                      364,640
    5,925     Itron, Inc.(a)                                                              240,259
    8,847     Kemet Corp.(a)                                                               50,870
   12,921     Knowles Corp.(a)                                                            397,192
    1,837     Landauer, Inc.                                                               77,154
    6,052     Lightpath Technologies, Inc., Class A(a)                                      8,231
      559     Lime Energy Co.(a)                                                            1,437

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  35

================================================================================

-------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                VALUE
-------------------------------------------------------------------------------------------------
    3,360     Littelfuse, Inc.                                                       $    312,312
    3,465     LSI Industries, Inc.                                                         27,651
      992     Magnetek, Inc.(a)                                                            23,659
    6,063     Maxwell Technologies, Inc.(a)                                                91,733
    2,456     Measurement Specialties, Inc.(a)                                            211,388
    5,454     Methode Electronics, Inc.                                                   208,397
    4,453     Mettler-Toledo International, Inc.(a)                                     1,127,411
    6,506     Microvision, Inc.(a)                                                         13,077
    2,372     MTS Systems Corp.                                                           160,727
    1,537     Multi-Fineline Electronix, Inc.(a)                                           16,968
    4,500     NAPCO Security Technologies, Inc.(a)                                         24,435
   14,741     National Instruments Corp.                                                  477,461
    6,575     Newport Corp.(a)                                                            121,637
    1,048     NVE Corp.(a)                                                                 58,258
    3,967     Orion Energy Systems, Inc.(a)                                                16,146
    2,898     OSI Systems, Inc.(a)                                                        193,441
    3,206     Park Electrochemical Corp.                                                   90,441
    5,103     Planar Systems, Inc.(a)                                                      12,502
    5,139     Plexus Corp.(a)                                                             222,467
    1,398     Powell Industries, Inc.                                                      91,401
    6,524     Regal-Beloit Corp.                                                          512,525
    5,552     Research Frontiers, Inc.(a)                                                  33,645
    1,792     Richardson Electronics Ltd.                                                  18,762
    4,390     Rofin-Sinar Technologies, Inc.(a)                                           105,536
    2,784     Rogers Corp.(a)                                                             184,718
    4,201     Rubicon Technology, Inc.(a)                                                  36,759
   12,679     Sanmina Corp.(a)                                                            288,828
   23,164     Sensata Technologies Holding NV(a)                                        1,083,612
      743     Servotronics, Inc.                                                            5,127
    1,793     Sigmatron International, Inc.(a)                                             21,624
      750     SL Industries, Inc.(a)                                                       22,125
   15,521     Synthesis Energy Systems, Inc.(a)                                            29,179
   39,035     Trimble Navigation Ltd.(a)                                                1,442,343
    8,600     TTM Technologies, Inc.(a)                                                    70,520
    2,949     Turtle Beach Corp.(a)                                                        27,249
    2,116     Ultralife Corp.(a)                                                            8,125
    6,645     Universal Display Corp.(a)                                                  213,304
    6,928     UQMTechnologies,Inc.(a)                                                      15,727
    5,928     Veeco Instruments, Inc.(a)                                                  220,877
    1,392     Viasystems Group, Inc.(a)                                                    15,159
    3,482     Vicor Corp.(a)                                                               29,179
   20,353     Vishay Intertechnology, Inc.                                                315,268
    2,569     Vishay Precision Group, Inc.(a)                                              42,286
    6,589     WESCO International, Inc.(a)                                                569,158
    7,616     Zebra Technologies Corp., Class A(a)                                        626,949
                                                                                     ------------
                                                                                       18,983,948
                                                                                     ------------
FINANCIAL SERVICES - 3.0%
   14,581     Ally Financial, Inc.(a)                                                     348,632
    5,369     Artisan Partners Asset Management, Inc.                                     304,315
    2,169     Asta Funding, Inc.(a)                                                        17,894
    1,465     Atlanticus Holdings Corp.(a)                                                  4,102
   12,322     BBCN Bancorp, Inc.                                                          196,536
   26,284     BGC Partners, Inc., Class A                                                 195,553
    6,216     Blackhawk Network Holdings, Inc.(a)                                         166,900
    3,145     Calamos Asset Management, Inc., Class A                                      42,112
    4,166     Cash America International, Inc.                                            185,095
   12,992     CBOE Holdings, Inc.                                                         639,336
    2,496     CIFC Corp.                                                                   22,489
   29,839     CIT Group, Inc.                                                           1,365,433
    2,805     Cohen & Steers, Inc.                                                        121,681
   18,550     Cowen Group, Inc., Class A(a)                                                78,281
    1,578     Credit Acceptance Corp.(a)                                                  194,252
      489     Diamond Hill Investment Group, Inc.                                          62,455

================================================================================

36  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

-------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                VALUE
-------------------------------------------------------------------------------------------------
   18,548     Eaton Vance Corp.                                                      $    700,929
    3,846     Encore Capital Group, Inc.(a)                                               174,685
   13,176     EverBank Financial Corp.                                                    265,628
    5,234     Evercore Partners, Inc., Class A                                            301,688
    8,763     Ezcorp, Inc., Class A(a)                                                    101,213
    1,765     FBR & Co.(a)                                                                 47,884
    1,972     Federal Agricultural Mortgage Corp., Class C                                 61,290
   14,493     Federated Investors, Inc., Class B(c)                                       448,124
   41,184     Fidelity National Financial, Inc., Class A                                1,349,188
    7,990     Financial Engines, Inc.                                                     361,787
    4,540     First Cash Financial Services, Inc.(a)                                      261,459
    3,671     The First Marblehead Corp.(a)                                                19,273
    6,290     FXCM, Inc.                                                                   94,098
      650     GAMCO Investors, Inc., Class A                                               53,982
   10,994     GFI Group, Inc.                                                              36,500
    1,673     Gleacher & Co., Inc.(a)                                                      17,583
    5,171     Green Dot Corp., Class A(a)                                                  98,146
    3,945     Greenhill & Co., Inc.                                                       194,291
    4,686     Imperial Holdings, Inc.(a)                                                   31,958
    1,108     Institutional Financial Markets, Inc.                                         2,227
    7,197     Interactive Brokers Group, Inc., Class A                                    167,618
    3,143     Intersections, Inc.                                                          15,464
    1,975     INTL. FCStone, Inc.(a)                                                       39,342
    5,930     Investment Technology Group, Inc.(a)                                        100,098
   22,142     Janus Capital Group, Inc.                                                   276,332
    3,528     JMP Group, Inc.                                                              26,707
   15,031     KCG Holdings, Inc., Class A(a)                                              178,568
   24,411     Ladenburg Thalmann Financial Services, Inc.(a)                               76,895
   12,150     LPL Financial Holdings, Inc.                                                604,341
    5,764     MarketAxess Holdings, Inc.                                                  311,602
    1,640     Marlin Business Services Corp.                                               29,832
   52,364     MGIC Investment Corp.(a)                                                    483,843
    3,823     MicroFinancial, Inc.                                                         29,552
    5,436     MoneyGram International, Inc.(a)                                             80,072
   17,743     MSCI, Inc.(a)                                                               813,516
    2,846     Nelnet, Inc., Class A                                                       117,910
    4,431     NewStar Financial, Inc.(a)                                                   62,300
   17,689     Ocwen Financial Corp.(a)                                                    656,262
    1,362     Oppenheimer Holdings, Inc., Class A                                          32,674
    4,035     PICO Holdings, Inc.(a)                                                       95,872
    2,533     Piper Jaffray Cos.(a)                                                       131,133
    7,652     Portfolio Recovery Associates, Inc.(a)                                      455,524
    3,173     Pzena Investment Management, Inc., Class A                                   35,411
   27,973     Radian Group, Inc.                                                          414,280
   17,974     Raymond James Financial, Inc.                                               911,821
    4,370     Resource America, Inc., Class A                                              40,859
    4,085     Safeguard Scientifics, Inc.(a)                                               84,927
   12,093     Santander Consumer USA Holdings, Inc.                                       235,088
   21,016     SEI Investments Co.                                                         688,694
   63,982     SLM Corp.                                                                   531,690
    3,359     Stewart Information Services Corp.                                          104,163
    8,982     Stifel Financial Corp.(a)                                                   425,298
    4,978     SWS Group, Inc.(a)                                                           36,240
   34,736     TD Ameritrade Holding Corp.                                               1,088,974
    1,444     Tree.com, Inc.(a)                                                            42,078
    2,241     US Global Investors, Inc.                                                     7,888
    1,152     Virtus Investment Partners, Inc.(a)                                         243,936

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  37

================================================================================

-------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                VALUE
-------------------------------------------------------------------------------------------------
   20,671     Voya Financial, Inc.                                                   $    751,184
   12,762     Waddell & Reed Financial, Inc., Class A                                     798,774
    3,729     Walker & Dunlop, Inc.(a)                                                     52,616
    1,350     Westwood Holdings Group, Inc.                                                81,054
   16,789     WisdomTree Investments, Inc.(a)                                             207,512
    1,741     World Acceptance Corp.(a),(b)                                               132,246
                                                                                     ------------
                                                                                       20,267,189
                                                                                     ------------
FIXED LINE TELECOMMUNICATIONS - 0.4%
   14,330     8x8, Inc.(a)                                                                115,786
    7,188     Alaska Communications Systems Group, Inc.(a)                                 12,938
    4,409     Cbeyond, Inc.(a)                                                             43,870
   34,307     Cincinnati Bell, Inc.(a)                                                    134,827
    5,989     Consolidated Communications Holdings, Inc.                                  133,195
   22,213     EarthLink Holdings Corp.                                                     82,632
    2,224     Enventis Corp.                                                               35,228
    4,215     Fairpoint Communications, Inc.(a)                                            58,884
    4,596     General Communication, Inc., Class A(a)                                      50,924
    1,381     Hawaiian Telcom Holdco, Inc.(a)                                              39,511
    2,546     IDT Corp., Class B                                                           44,351
    8,833     inContact, Inc.(a)                                                           81,175
   25,530     Level 3 Communications, Inc.(a)                                           1,121,022
    3,575     Lumos Networks Corp.                                                         51,730
    3,418     Straight Path Communications, Inc., Class B(a)                               34,864
   21,377     tw telecom, Inc.(a)                                                         861,707
   27,561     Vonage Holdings Corp.(a)                                                    103,354
                                                                                     ------------
                                                                                        3,005,998
                                                                                     ------------
FOOD & DRUG RETAILERS - 0.8%
    5,657     Casey's General Stores, Inc.                                                397,631
    3,603     The Chefs'Warehouse, Inc.(a)                                                 71,231
    3,184     Core-Mark Holding Co., Inc.                                                 145,286
    6,338     The Fresh Market, Inc.(a)                                                   212,133
   14,394     GNC Holdings, Inc., Class A                                                 490,835
    1,683     Ingles Markets, Inc., Class A                                                44,347
   15,119     Omnicare, Inc.                                                            1,006,472
    3,921     The Pantry, Inc.(a)                                                          63,520
    3,455     PetMed Express, Inc.                                                         46,573
  134,909     Rite Aid Corp.(a)                                                           967,298
    5,307     SpartanNash Co.                                                             111,500
   14,275     Sprouts Farmers Market, Inc.(a)                                             467,078
   30,827     Supervalu, Inc.(a)                                                          253,398
    7,456     United Natural Foods, Inc.(a)                                               485,386
      719     Village Super Market, Inc., Class A                                          16,990
    4,670     Vitamin Shoppe, Inc.(a)                                                     200,903
    1,485     Weis Markets, Inc.                                                           67,909
                                                                                     ------------
                                                                                        5,048,490
                                                                                     ------------
FOOD PRODUCERS - 1.8%
      610     Alico, Inc.                                                                  22,869
    3,862     The Andersons, Inc.                                                         199,202
    8,323     B&G Foods, Inc.                                                             272,079
    9,566     Boulder Brands, Inc.(a)                                                     135,646
   21,286     Bunge Ltd.                                                                1,610,073
    2,207     Cal-Maine Foods, Inc.                                                       164,024
    2,295     Calavo Growers, Inc.                                                         77,640
    7,588     Chiquita Brands International, Inc.(a)                                       82,330
    1,919     Coffee Holding Co., Inc.(a)                                                  13,548
   24,744     Darling International, Inc.(a)                                              517,150
   14,492     Dean Foods Co.                                                              254,914
    4,042     Diamond Foods, Inc.(a)                                                      113,984
      892     Farmer Bros Co.(a)                                                           19,276
   26,331     Flowers Foods, Inc.                                                         555,057
    4,740     Fresh Del Monte Produce, Inc.                                               145,281
      941     Golden Enterprises, Inc.                                                      4,046
    1,073     Griffin Land & Nurseries, Inc.                                               31,653

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38  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

-------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                VALUE
-------------------------------------------------------------------------------------------------
    7,536     The Hain Celestial Group, Inc.(a)                                      $    668,745
    5,649     Harbinger Group, Inc.(a)                                                     71,742
   12,720     Herbalife Ltd.(b)                                                           820,949
   18,575     The Hillshire Brands Co.                                                  1,157,222
    4,100     HQ Sustainable Maritime Industries, Inc.(a),(b)                                   -
   11,375     Ingredion, Inc.                                                             853,580
    2,141     J&J Snack Foods Corp.                                                       201,511
    1,174     John B Sanfilippo & Son, Inc.                                                31,076
    2,760     Lancaster Colony Corp.                                                      262,642
    2,119     Lifeway Foods, Inc.(a)                                                       29,624
    2,459     Limoneira Co.                                                                54,024
      934     Mannatech, Inc.(a)                                                           11,311
    2,383     Medifast, Inc.(a)                                                            72,467
    2,244     MGP Ingredients, Inc.                                                        17,862
    1,344     Nature's Sunshine Products, Inc.                                             22,808
    2,417     Nutraceutical International Corp.(a)                                         57,670
    4,769     Nutrisystem, Inc.                                                            81,598
    3,642     Omega Protein Corp.(a)                                                       49,822
    9,076     Pilgrim's Pride Corp.(a)                                                    248,319
    8,994     Pinnacle Foods, Inc.                                                        295,903
    6,559     Post Holdings, Inc.(a)                                                      333,919
    1,819     Reliv International, Inc.                                                     2,910
    2,724     Rocky Mountain Chocolate Factory, Inc.                                       35,930
    3,037     Sanderson Farms, Inc.                                                       295,196
       38     Seaboard Corp.(a)                                                           114,770
    1,057     Seneca Foods Corp., Class A(a)                                               32,344
    7,426     Snyders-Lance, Inc.                                                         196,492
    2,997     Tootsie Roll Industries, Inc.                                                88,232
    5,511     TreeHouse Foods, Inc.(a)                                                    441,266
    1,235     USANA Health Sciences, Inc.(a)                                               96,503
   26,439     WhiteWave Foods Co., Class A(a)                                             855,830
                                                                                     ------------
                                                                                       11,721,039
                                                                                     ------------
FORESTRY & PAPER - 0.3%
    3,372     Clearwater Paper Corp.(a)                                                   208,120
    1,826     Deltic Timber Corp.                                                         110,327
    9,620     Domtar Corp.                                                                412,217
   12,554     KapStone Paper and Packaging Corp.(a)                                       415,914
    2,655     Neenah Paper, Inc.                                                          141,113
    6,528     PH Glatfelter Co.                                                           173,188
   14,681     Resolute Forest Products(a)                                                 246,347
    5,754     Verso Paper Corp.(a),(b)                                                     12,083
    8,251     Wausau Paper Corp.                                                           89,276
                                                                                     ------------
                                                                                        1,808,585
                                                                                     ------------
GAS, WATER & MULTI-UTILITIES - 1.5%
    5,798     American States Water Co.                                                   192,668
   25,870     American Water Works Co., Inc.                                            1,279,271
   26,073     Aqua America, Inc.                                                          683,634
    2,012     Artesian Resources Corp., Class A                                            45,230
   14,528     Atmos Energy Corp.                                                          775,795
    9,235     Avista Corp.                                                                309,557
    5,229     Cadiz, Inc.(a)                                                               43,558
    7,839     California Water Service Group                                              189,704
    1,623     Chesapeake Utilities Corp.                                                  115,769
    1,969     Connecticut Water Service, Inc.                                              66,690
    2,312     Delta Natural Gas Co., Inc.                                                  50,772
      723     EuroSite Power, Inc.(a)                                                         448
    4,599     Gas Natural, Inc.                                                            48,473
    4,711     Genie Energy Ltd.(a)                                                         37,076
    5,237     The Laclede Group, Inc.                                                     254,256
    2,966     Middlesex Water Co.                                                          62,820
   12,404     National Fuel Gas Co.                                                       971,233
    5,833     New Jersey Resources Corp.                                                  333,414
    3,833     Northwest Natural Gas Co.                                                   180,726
    7,857     ONE Gas, Inc.                                                               296,602
   10,706     Piedmont Natural Gas Co., Inc.                                              400,511
   11,804     PNM Resources, Inc.                                                         346,211
   25,817     Questar Corp.                                                               640,262
    2,449     RGC Resources, Inc.                                                          47,266
    2,006     SJW Corp.                                                                    54,563
    4,709     South Jersey Industries, Inc.                                               284,471

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                                                   SCHEDULE OF INVESTMENTS |  39

================================================================================

-------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                VALUE
-------------------------------------------------------------------------------------------------
    6,951     Southwest Gas Corp.                                                    $    366,943
   16,975     UGI Corp.                                                                   857,237
   12,556     Vectren Corp.                                                               533,630
    7,571     WGL Holdings, Inc.                                                          326,310
                                                                                     ------------
                                                                                        9,795,100
                                                                                     ------------
GENERAL INDUSTRIALS - 1.3%
   10,804     Actuant Corp., Class A                                                      373,494
      774     AEP Industries, Inc.(a)                                                      26,989
    9,614     Aptargroup, Inc.                                                            644,234
   14,796     Berry Plastics Group, Inc.(a)                                               381,737
    9,346     Carlisle Cos., Inc.                                                         809,551
   20,907     Crown Holdings, Inc.(a)                                                   1,040,332
   48,719     Graphic Packaging Holding Co.(a)                                            570,012
    4,302     Greif, Inc., Class A                                                        234,717
   11,862     Harsco Corp.                                                                315,885
    4,398     Landec Corp.(a)                                                              54,931
    2,383     Multi-Color Corp.                                                            95,344
    4,025     Myers Industries, Inc.                                                       80,862
    5,434     Otter Tail Corp.                                                            164,596
   14,782     Packaging Corp. of America                                                1,056,765
    5,522     Raven Industries, Inc.                                                      182,999
   10,692     Rexnord Corp.(a)                                                            300,980
   10,725     Rock-Tenn Co., Class A                                                    1,132,453
    6,377     Silgan Holdings, Inc.                                                       324,079
   15,164     Sonoco Products Co.                                                         666,155
    6,652     Trimas Corp.(a)                                                             253,641
    1,471     UFP Technologies, Inc.(a)                                                    35,437
                                                                                     ------------
                                                                                        8,745,193
                                                                                     ------------
GENERAL RETAILERS - 4.5%
    3,545     1-800-Flowers.com, Inc., Class A(a)                                          20,561
   11,181     Aaron's, Inc.                                                               398,491
   11,279     Abercrombie & Fitch Co., Class A                                            487,817
   10,927     Advance Auto Parts, Inc.                                                  1,474,271
   13,619     Aeropostale, Inc.(a)                                                         47,530
      860     Amerco, Inc.                                                                250,054
    1,386     America's Car-Mart, Inc.(a)                                                  54,816
   25,308     American Eagle Outfitters, Inc.                                             283,956
    2,859     American Public Education, Inc.(a)                                           98,292
    7,034     ANN, Inc.(a)                                                                289,379
    5,781     Antero Resources Corp.(a)                                                   379,407
   14,756     Apollo Education Group, Inc., Class A (a)                                   461,125
    4,651     Asbury Automotive Group, Inc.(a)                                            319,710
   19,006     Ascena Retail Group, Inc.(a)                                                325,003
    2,429     Autobytel, Inc.(a)                                                           31,844
    5,772     Barnes & Noble, Inc.(a)                                                     131,544
    7,528     Beacon Roofing Supply, Inc.(a)                                              249,327
    5,819     bebe Stores, Inc.                                                            17,748
    2,684     Big 5 Sporting Goods Corp.                                                   32,933
    8,688     Big Lots, Inc.(a)                                                           397,042
    2,186     Blue Nile, Inc.(a)                                                           61,208
    2,692     Body Central Corp.(a),(b)                                                     2,386
    2,228     The Bon-Ton Stores, Inc.                                                     22,971
    1,081     Books-A-Million, Inc.(a)                                                      2,357
    2,864     Bridgepoint Education, Inc.(a)                                               38,034
    4,287     Bright Horizons Family Solutions, Inc.(a)                                   184,084
    6,155     Brown Shoe Co., Inc.                                                        176,095
    4,083     The Buckle, Inc.(b)                                                         181,122
    2,503     Build-A-Bear Workshop, Inc.(a)                                               33,440
    7,068     Cabela's, Inc.(a)                                                           441,043
    4,067     Cache, Inc.(a)                                                                6,548
   10,557     Cambium Learning Group, Inc.(a)                                              23,014
    1,731     Capella Education Co.                                                        94,149
   10,687     Career Education Corp.(a)                                                    50,015
    3,000     Carriage Services, Inc.                                                      51,390
    3,894     The Cato Corp., Class A                                                     120,325
    2,657     Chemed Corp.                                                                249,014
   23,777     Chico's FAS, Inc.                                                           403,258
    3,319     The Children's Place Retail Stores, Inc.                                    164,722

================================================================================

40  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

-------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                VALUE
-------------------------------------------------------------------------------------------------
    6,159     Christopher & Banks Corp.(a)                                           $     53,953
    2,851     Citi Trends, Inc.(a)                                                         61,182
   11,329     Clean Energy Fuels Corp.(a)                                                 132,776
    1,741     Collectors Universe                                                          34,106
    3,781     Conn's, Inc.(a)                                                             186,744
   16,699     Copart, Inc.(a)                                                             600,496
   10,420     Corinthian Colleges, Inc.(a)                                                  3,082
   11,102     CST Brands, Inc.                                                            383,019
   11,134     dELiA*s, Inc.(a)                                                              8,575
    2,029     Destination Maternity Corp.                                                  46,200
    9,670     Destination XL Group, Inc.(a)                                                53,282
   15,114     Dick's Sporting Goods, Inc.                                                 703,708
    3,564     Dillard's, Inc., Class A                                                    415,598
   10,892     DSW, Inc., Class A                                                          304,322
    6,585     Education Management Corp.(a),(b)                                            11,129
   13,006     Express, Inc.(a)                                                            221,492
    7,277     The Finish Line, Inc., Class A                                              216,418
    7,243     Five Below, Inc.(a)                                                         289,068
   21,989     Foot Locker, Inc.                                                         1,115,282
    7,055     Francesca's Holdings Corp.(a)                                               103,991
    4,554     Fred's, Inc., Class A                                                        69,631
    3,596     FTD Cos., Inc.(a)                                                           114,317
    3,595     Gaiam, Inc., Class A(a)                                                      27,610
    1,694     Geeknet, Inc.(a)                                                             21,124
    3,579     Genesco, Inc.(a)                                                            293,943
    7,198     Grand Canyon Education, Inc.(a)                                             330,892
    3,061     Group 1 Automotive, Inc.                                                    258,073
    8,649     Guess?, Inc.                                                                233,523
    2,955     Haverty Furniture Cos., Inc.                                                 74,259
    2,446     hhgregg, Inc.(a)                                                             24,876
    3,964     Hibbett Sports, Inc.(a),(b)                                                 214,730
    9,233     Hillenbrand, Inc.                                                           301,180
    4,887     HSN, Inc.                                                                   289,506
   13,169     ITT Corp.                                                                   633,429
    2,918     ITT Educational Services, Inc.(a)                                            48,701
   45,394     JC Penney Co., Inc.(a),(b)                                                  410,816
    4,637     K12, Inc.(a)                                                                111,613
   20,842     KAR Auction Services, Inc.                                                  664,235
    2,515     Kirkland's, Inc.(a)                                                          46,653
    2,541     Lands'End, Inc.(a)                                                           85,327
    1,011     Learning Tree International, Inc.(a)                                          2,588
    4,477     Liquidity Services, Inc.(a)                                                  70,557
    3,452     Lithia Motors, Inc., Class A                                                324,730
    4,195     Lumber Liquidators Holdings, Inc.(a)                                        318,610
    4,557     MarineMax, Inc.(a)                                                           76,284
    3,985     Matthews International Corp., Class A                                       165,656
    6,741     The Men's Wearhouse, Inc.                                                   376,148
    4,602     Monro Muffler Brake, Inc.                                                   244,780
    6,471     Murphy USA, Inc.(a)                                                         316,367
    6,275     New York & Co., Inc.(a)                                                      23,155
   72,787     Office Depot, Inc.(a)                                                       414,158
    3,842     OpenTable, Inc.(a)                                                          398,031
    4,228     Outerwall, Inc.(a)                                                          250,932
    2,367     Overstock.com, Inc.(a)                                                       37,328
    9,393     Pacific Sunwear of California, Inc.(a)                                       22,355
    1,516     PCM, Inc.(a)                                                                 16,161
    6,156     Penske Automotive Group, Inc.                                               304,722
    7,918     The Pep Boys-Manny Moe & Jack(a)                                             90,740
    1,362     Perfumania Holdings, Inc.(a)                                                  9,248
   15,590     Pier 1 Imports, Inc.                                                        240,242
    2,618     Pricesmart, Inc.                                                            227,871
    2,023     The Providence Service Corp.(a)                                              74,022
   19,530     RadioShack Corp.(a),(b)                                                      19,352
    6,577     RealNetworks, Inc.(a)                                                        50,182
    5,946     Regis Corp.                                                                  83,720
    7,455     Rent-A-Center, Inc.                                                         213,809

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                                                   SCHEDULE OF INVESTMENTS |  41

================================================================================

-------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                VALUE
-------------------------------------------------------------------------------------------------
    4,302     Restoration Hardware Holdings, Inc.(a)                                 $    400,301
    9,330     Rollins, Inc.                                                               279,900
    5,240     Rush Enterprises, Inc., Class A (a)                                         181,671
   21,583     Sally Beauty Holdings, Inc.(a)                                              541,302
    6,571     Sears Holdings Corp.(a),(b)                                                 262,577
   31,833     Service Corp. International                                                 659,580
    2,127     Shoe Carnival, Inc.                                                          43,923
    6,386     Shutterfly, Inc.(a)                                                         274,981
   11,819     Signet Jewelers Ltd.                                                      1,307,063
    7,467     SolarCity Corp.(a)                                                          527,170
    5,131     Sonic Automotive, Inc., Class A                                             136,895
   10,262     Sotheby's                                                                   430,901
    2,950     SP Plus Corp.(a)                                                             63,100
   10,106     Speed Commerce, Inc.(a)                                                      37,796
    4,498     Stage Stores, Inc.                                                           84,068
    2,999     Stamps.com, Inc.(a)                                                         101,036
    4,383     Stein Mart, Inc.                                                             60,880
    1,653     Strayer Education, Inc.(a)                                                   86,799
    2,867     Susser Holdings Corp.(a)                                                    231,424
    2,424     Titan Machinery, Inc.(a)                                                     39,899
    1,113     Trans World Entertainment Corp.                                               4,229
    5,992     Tuesday Morning Corp.(a)                                                    106,777
    9,594     Ulta Salon Cosmetics & Fragrance, Inc.(a)                                   876,988
    8,069     Valuevision Media, Inc., Class A (a)                                         40,264
   13,192     VCA Antech, Inc.(a)                                                         462,907
    4,375     Weight Watchers International, Inc.                                          88,244
    2,322     West Marine, Inc.(a)                                                         23,824
   15,586     The Wet Seal, Inc., Class A (a)                                              14,183
   13,208     Williams-Sonoma, Inc.                                                       948,070
      574     Winmark Corp.                                                                39,968
    3,449     Zumiez, Inc.(a)                                                              95,158
                                                                                     ------------
                                                                                       30,078,512
                                                                                     ------------
HEALTH CARE EQUIPMENT & SERVICES - 5.0%
    3,187     Abaxis, Inc.                                                                141,216
    5,767     ABIOMED, Inc.(a)                                                            144,982
    7,158     Acadia Healthcare Co., Inc.(a)                                              325,689
   11,390     Accuray, Inc.(a)                                                            100,232
    1,515     Addus HomeCare Corp.(a)                                                      34,057
    5,450     Air Methods Corp.(a)                                                        281,492
   12,116     Alere, Inc.(a)                                                              453,381
   10,903     Align Technology, Inc.(a)                                                   611,004
    2,209     Alliance HealthCare Services, Inc.(a)                                        59,643
    1,625     Almost Family, Inc.(a)                                                       35,880
   20,207     Alphatec Holdings, Inc.(a)                                                   32,937
    5,610     Amedisys, Inc.(a)                                                            93,911
    2,753     American Caresource Holdings, Inc.(a)                                         9,278
    4,964     Amsurg Corp.(a)                                                             226,209
    1,947     Analogic Corp.                                                              152,333
    4,266     AngioDynamics, Inc.(a)                                                       69,664
    2,272     Anika Therapeutics, Inc.(a)                                                 105,262
   22,489     Antares Pharma, Inc.(a)                                                      60,046
    4,748     AtriCure, Inc.(a)                                                            87,268
      253     Atrion Corp.                                                                 82,478
    4,594     Baxano Surgical, Inc.(a),(b)                                                  2,619
    3,008     Bio-Rad Laboratories, Inc., Class A(a)                                      360,088
    3,943     Bio-Reference Laboratories, Inc.(a)                                         119,157
   11,125     Biolase, Inc.(a),(b)                                                         24,475
   10,652     BioScrip, Inc.(a)                                                            88,838
    5,176     BioTelemetry, Inc.(a)                                                        37,112
    5,924     Bovie Medical Corp.(a)                                                       21,504
   18,807     Brookdale Senior Living, Inc.(a)                                            627,025
   16,707     Bruker Corp.(a)                                                             405,479
   10,340     BSD Medical Corp.(a),(b)                                                     10,237
    5,342     Cantel Medical Corp.                                                        195,624
    4,670     Capital Senior Living Corp.(a)                                              111,333
   18,033     Cardica, Inc.(a)                                                             20,558
    5,476     Cardiovascular Systems, Inc.(a)                                             170,632
    5,418     Celsion Corp.(a)                                                             18,800
    8,644     Centene Corp.(a)                                                            653,573
   10,644     Cepheid, Inc.(a)                                                            510,273

================================================================================

42  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

-------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                VALUE
-------------------------------------------------------------------------------------------------
    5,823     Cesca Therapeutics, Inc.(a)                                            $      8,094
    2,374     Chindex International, Inc.(a)                                               56,240
    1,314     CollabRx, Inc.(a)                                                             2,457
   17,082     Community Health Systems, Inc.(a),(b)                                       775,010
    4,155     CONMED Corp.                                                                183,443
    7,283     The Cooper Cos., Inc.                                                       987,065
    2,182     Corvel Corp.(a)                                                              98,583
    8,580     Covance, Inc.(a)                                                            734,276
    4,639     CryoLife, Inc.                                                               41,519
    3,451     Cutera, Inc.(a)                                                              35,856
    3,779     Cyberonics, Inc.(a)                                                         236,036
    3,272     Cynosure, Inc., Class A(a)                                                   69,530
    2,892     Delcath Systems, Inc.(a)                                                      7,591
   10,798     DexCom, Inc.(a)                                                             428,249
    2,662     Echo Therapeutics, Inc.(a),(b)                                                6,016
    6,492     Emeritus Corp.(a)                                                           205,472
   10,545     Endologix, Inc.(a)                                                          160,389
    3,034     The Ensign Group, Inc.                                                       94,297
   10,658     Envision Healthcare Holdings, Inc.(a)                                       382,729
    1,399     Escalon Medical Corp.(a)                                                      2,392
    1,661     Exactech, Inc.(a)                                                            41,907
    7,271     Five Star Quality Care, Inc.(a)                                              36,428
    4,704     Fluidigm Corp.(a)                                                           138,298
    2,767     Fonar Corp.(a)                                                               33,757
    7,955     GenMark Diagnostics, Inc.(a)                                                107,631
    5,338     Gentiva Health Services, Inc.(a)                                             80,390
    8,779     Globus Medical, Inc., Class A(a)                                            209,994
    7,730     Haemonetics Corp.(a)                                                        272,714
    5,275     Hanger, Inc.(a)                                                             165,899
   16,857     Hansen Medical, Inc.(a),(b)                                                  22,083
    4,592     Harvard Apparatus Regenerative Technology, Inc.(a)                           47,986
   47,041     HCA Holdings, Inc.(a)                                                     2,652,172
   11,784     Health Net, Inc.(a)                                                         489,507
   10,704     Healthcare Services Group, Inc.                                             315,126
   13,261     HealthSouth Corp.                                                           475,672
    3,505     HealthStream, Inc.(a)                                                        85,171
    5,860     Healthways, Inc.(a)                                                         102,784
    2,540     HeartWare International, Inc.(a)                                            224,790
   12,659     Henry Schein, Inc.(a)                                                     1,502,244
    8,582     Hill-Rom Holdings, Inc.                                                     356,239
   13,404     HMS Holdings Corp.(a)                                                       273,576
   41,560     Hologic, Inc.(a)                                                          1,053,546
    9,589     Hooper Holmes, Inc.(a)                                                        7,168
    1,995     ICU Medical, Inc.(a)                                                        121,316
    7,796     IDEXX Laboratories, Inc.(a)                                               1,041,312
    8,701     Insulet Corp.(a)                                                            345,169
    3,596     Integra LifeSciences Holdings Corp.(a)                                      169,228
    4,474     Invacare Corp.                                                               82,187
    2,772     IPC The Hospitalist Co., Inc.(a)                                            122,578
    8,223     Kindred Healthcare, Inc.                                                    189,951
    1,911     LHC Group, Inc.(a)                                                           40,838
    6,766     LifePoint Hospitals, Inc.(a)                                                420,169
    3,844     Magellan Health Services, Inc.(a)                                           239,251
    7,809     Masimo Corp.(a)                                                             184,292
    3,614     Medical Action Industries, Inc.(a)                                           49,620
   15,099     MEDNAX, Inc.(a)                                                             878,007
    7,818     MELA Sciences, Inc.(a)                                                        2,511
    6,734     Meridian Bioscience, Inc.                                                   138,990
    6,737     Merit Medical Systems, Inc.(a)                                              101,729
    4,295     Molina Healthcare, Inc.(a)                                                  191,686
    1,141     National Healthcare Corp.                                                    64,227
    4,670     Natus Medical, Inc.(a)                                                      117,404
   30,416     Navidea Biopharmaceuticals, Inc.(a),(b)                                      45,016
    5,992     Neogen Corp.(a)                                                             242,496
    2,033     NeuroMetrix, Inc.(a)                                                          3,944
    7,180     NuVasive, Inc.(a)                                                           255,393
    9,415     NxStage Medical, Inc.(a)                                                    135,294
    5,997     Omnicell, Inc.(a)                                                           172,174
   11,059     OraSure Technologies, Inc.(a)                                                95,218

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                                                   SCHEDULE OF INVESTMENTS |  43

================================================================================

-------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                VALUE
-------------------------------------------------------------------------------------------------
    3,072     Orthofix International NV(a)                                           $    111,360
    8,724     Owens & Minor, Inc.                                                         296,441
    8,576     PAREXEL International Corp.(a)                                              453,156
    4,711     PharMerica Corp.(a)                                                         134,687
    1,801     Psychemedics Corp.                                                           25,502
    4,664     Quidel Corp.(a)                                                             103,121
    8,124     RadNet, Inc.(a)                                                              53,862
   21,034     ResMed, Inc.                                                              1,064,951
    3,653     Retractable Technologies, Inc.(a)                                             9,132
    6,648     Rockwell Medical, Inc.(a),(b)                                                79,710
   10,112     RTI Surgical, Inc.(a)                                                        43,987
    8,940     Select Medical Holdings Corp.                                               139,464
    8,220     Sirona Dental Systems, Inc.(a)                                              677,821
    4,337     Skilled Healthcare Group, Inc., Class A(a)                                   27,280
    6,770     Spectranetics Corp.(a)                                                      154,898
    5,027     Staar Surgical Co.(a)                                                        84,454
    4,227     Stereotaxis, Inc.(a)                                                         15,006
    8,488     STERIS Corp.                                                                453,938
    2,327     SurModics, Inc.(a)                                                           49,844
    6,089     Symmetry Medical, Inc.(a)                                                    53,949
    3,470     Synergetics USA, Inc.(a)                                                     10,757
   10,655     Team Health Holdings, Inc.(a)                                               532,111
    6,117     Teleflex, Inc.                                                              645,955
    8,482     Thoratec Corp.(a)                                                           295,683
    3,073     Triple-S Management Corp.(a)                                                 55,099
    1,930     U.S. Physical Therapy, Inc.                                                  65,987
   19,019     Unilife Corp.(a),(b)                                                         56,296
    7,080     Universal American Corp.                                                     58,976
   13,406     Universal Health Services, Inc.                                           1,283,759
    5,585     Uroplasty, Inc.(a)                                                           14,968
      725     Utah Medical Products, Inc.                                                  37,294
    3,105     Vascular Solutions, Inc.(a)                                                  68,900
   14,475     Vision-Sciences, Inc.(a)                                                     16,646
    8,663     Volcano Corp.(a)                                                            152,555
    6,436     WellCare Health Plans, Inc.(a)                                              480,512
   10,334     West Pharmaceutical Services, Inc.                                          435,888
    7,889     Wright Medical Group, Inc.(a)                                               247,715
                                                                                    -------------
                                                                                       33,636,279
                                                                                    -------------
HOUSEHOLD GOODS & HOME CONSTRUCTION - 1.7%
   18,141     ACCO Brands Corp.(a)                                                        116,284
    2,150     Bassett Furniture Industries, Inc.                                           28,294
    4,476     Beazer Homes USA, Inc.(a)                                                    93,906
    7,808     Blount International, Inc.(a)                                               110,171
    1,402     Blyth, Inc.(b)                                                               10,908
    6,754     Briggs & Stratton Corp.                                                     138,187
    1,223     Cavco Industries, Inc.(a)                                                   104,322
    7,098     Central Garden and Pet Co., Class A(a)                                       65,302
   20,263     Church & Dwight Co., Inc.                                                 1,417,397
    1,034     Compx International, Inc.                                                    10,805
    7,515     Comstock Holdings Cos., Inc.(a)                                               8,943
    2,900     The Dixie Group, Inc.(a)                                                     30,711
    9,125     Energizer Holdings, Inc.                                                  1,113,524
    3,943     Ethan Allen Interiors, Inc.                                                  97,550
      965     Flexsteel Industries, Inc.                                                   32,183
    2,823     Forward Industries, Inc.(a)                                                   3,444
    8,835     Herman Miller, Inc.                                                         267,170
    6,700     HNI Corp.                                                                   262,037
    1,876     Hooker Furniture Corp.                                                       30,279
   21,351     Hovnanian Enterprises, Inc., Class A(a)                                     109,958
    9,120     Interface, Inc.                                                             171,821
    4,579     iRobot Corp.(a),(b)                                                         187,510
   18,524     Jarden Corp.(a)                                                           1,099,399
   12,864     KB Home                                                                     240,300
    7,374     Knoll, Inc.                                                                 127,791
    8,276     La-Z-Boy, Inc.                                                              191,755
    3,813     Libbey, Inc.(a)                                                             101,578

================================================================================

44  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

-------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                VALUE
-------------------------------------------------------------------------------------------------
    1,440     Lifetime Brands, Inc.                                                  $     22,637
    1,377     The LS Starrett Co., Class A                                                 21,178
    4,013     M/I Homes, Inc.(a)                                                           97,395
    6,036     MDC Holdings, Inc.                                                          182,830
    5,757     Meritage Homes Corp.(a)                                                     243,003
      930     National Presto Industries, Inc.(b)                                          67,741
      631     NVR, Inc.(a)                                                                726,029
      858     Oil-Dri Corp. of America                                                     26,229
    7,317     The Ryland Group, Inc.                                                      288,582
    6,513     The Scotts Miracle-Gro Co., Class A                                         370,329
    8,631     Select Comfort Corp.(a)                                                     178,316
    2,125     Skyline Corp.(a)                                                              8,734
    3,200     Spectrum Brands Holdings, Inc.                                              275,296
   23,580     Standard Pacific Corp.(a)                                                   202,788
    2,178     Stanley Furniture Co., Inc.(a)                                                5,837
    9,078     Steelcase, Inc., Class A                                                    137,350
    2,685     Summer Infant, Inc.(a)                                                        7,733
    4,488     Taylor Morrison Home Corp., Class A(a)                                      100,621
    9,283     Tempur Sealy International, Inc.(a)                                         554,195
   24,196     Toll Brothers, Inc.(a)                                                      892,832
    7,507     Tupperware Brands Corp.                                                     628,336
    2,505     Virco Manufacturing Corp.(a)                                                  5,812
    2,105     WD-40 Co.                                                                   158,338
                                                                                    -------------
                                                                                       11,373,670
                                                                                    -------------
INDUSTRIAL ENGINEERING - 3.2%
    8,723     Accuride Corp.(a)                                                            42,655
   13,378     AGCO Corp.                                                                  752,111
    1,182     Alamo Group, Inc.                                                            63,934
    4,299     Albany International Corp., Class A                                         163,190
    4,225     Altra Industrial Motion Corp.                                               153,748
    1,472     American Railcar Industries, Inc.                                            99,757
    2,477     Astec Industries, Inc.                                                      108,691
   16,465     The Babcock & Wilcox Co.                                                    534,454
    2,781     Broadwind Energy, Inc.(a)                                                    24,389
    2,961     Ceco Environmental Corp.                                                     46,162
      494     Chicago Rivet & Machine Co.                                                  18,278
    2,779     CIRCOR International, Inc.                                                  214,344
    7,116     CLARCOR, Inc.                                                               440,125
   14,299     Colfax Corp.(a)                                                           1,065,847
    2,933     Columbus McKinnon Corp.                                                      79,338
    5,294     Commercial Vehicle Group, Inc.(a)                                            53,152
    7,181     Crane Co.                                                                   533,979
   19,692     Donaldson Co., Inc.                                                         833,365
    3,742     Douglas Dynamics, Inc.                                                       65,934
    2,036     Dynamic Materials Corp.                                                      45,057
    1,114     The Eastern Co.                                                              17,200
    7,684     Energy Recovery, Inc.(a),(b)                                                 37,805
    3,303     EnPro Industries, Inc.(a)                                                   241,648
    9,847     Federal Signal Corp.                                                        144,259
    5,549     Franklin Electric Co., Inc.                                                 223,791
    1,751     FreightCar America, Inc.                                                     43,845
    6,600     GATX Corp.                                                                  441,804
    2,838     The Gorman-Rupp Co.                                                         100,380
    9,153     Graco, Inc.                                                                 714,666
    1,902     Graham Corp.                                                                 66,209
    3,794     The Greenbrier Cos., Inc.(a)                                                218,534
    4,783     H&E Equipment Services, Inc.(a)                                             173,814
    1,772     Hardinge, Inc.                                                               22,416
    1,150     Hurco Cos., Inc.                                                             32,430
    1,717     Hyster-Yale Materials Handling, Inc.                                        152,023
   12,008     IDEX Corp.                                                                  969,526
    4,210     John Bean Technologies Corp.                                                130,468
    1,829     Kadant, Inc.                                                                 70,325
   11,534     Kennametal, Inc.                                                            533,794
      998     Key Technology, Inc.(a)                                                      12,295

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                                                   SCHEDULE OF INVESTMENTS |  45

================================================================================

-------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                VALUE
-------------------------------------------------------------------------------------------------
    4,906     Kimball International, Inc., Class B                                   $     82,028
   11,893     Lincoln Electric Holdings, Inc.                                             831,083
    1,924     Lindsay Corp.                                                               162,520
    3,024     Lydall, Inc.(a)                                                              82,767
    2,717     Manitex International, Inc.(a)                                               44,124
   20,308     The Manitowoc Co., Inc.                                                     667,321
    3,097     Materion Corp.                                                              114,558
   15,283     Meritor, Inc.(a)                                                            199,290
    1,937     MFRI, Inc.(a)                                                                22,101
    8,628     The Middleby Corp.(a)                                                       713,708
    1,717     Miller Industries, Inc.                                                      35,336
    4,624     MSA Safety, Inc.                                                            265,788
    8,298     Mueller Industries, Inc.                                                    244,044
      799     NACCO Industries, Inc., Class A                                              40,429
   10,725     Navistar International Corp.(a)                                             401,973
    3,075     NN, Inc.                                                                     78,659
    8,972     Nordson Corp.                                                               719,465
   12,859     Oshkosh Corp.                                                               714,060
    4,561     PMFG, Inc.(a)                                                                24,036
    3,441     Proto Labs, Inc.(a)                                                         281,887
    4,844     Spartan Motors, Inc.                                                         21,992
    6,676     SPX Corp.                                                                   722,410
    1,941     Standex International Corp.                                                 144,566
    3,780     Sun Hydraulics Corp.                                                        153,468
    1,348     Sypris Solutions, Inc.                                                        7,522
    4,019     Tecumseh Products Co.(a)                                                     20,457
    2,738     Tennant Co.                                                                 208,964
   16,697     Terex Corp.                                                                 686,247
   11,617     The Timken Co.                                                              788,097
    8,611     The Toro Co.                                                                547,660
   23,172     Trinity Industries, Inc.                                                  1,013,080
    1,357     Twin Disc, Inc.                                                              44,849
   10,790     Wabash National Corp.(a)                                                    153,758
   14,388     Wabtec Corp.                                                              1,188,305
    8,723     Woodward, Inc.                                                              437,720
                                                                                    -------------
                                                                                       21,550,014
                                                                                    -------------
INDUSTRIAL METALS & MINING - 0.6%
   21,307     AK Steel Holding Corp.(a)                                                   169,604
    1,402     Ampco-Pittsburgh Corp.                                                       32,162
    7,727     Carpenter Technology Corp.                                                  488,733
    8,318     Century Aluminum Co.(a)                                                     130,426
   22,958     Cliffs Natural Resources, Inc.(b)                                           345,518
   17,156     Commercial Metals Co.                                                       296,970
    2,787     Friedman Industries, Inc.                                                    23,550
    9,757     Globe Specialty Metals, Inc.                                                202,750
    1,143     Handy & Harman Ltd.(a)                                                       30,598
    1,874     Haynes International, Inc.                                                  106,050
    8,576     Horsehead Holding Corp.(a)                                                  156,598
    2,717     Kaiser Aluminum Corp.                                                       197,988
   37,168     McEwen Mining, Inc.(a)                                                      107,044
   10,483     Noranda Aluminum Holding Corp.                                               37,005
    1,597     Olympic Steel, Inc.                                                          39,526
   11,249     Reliance Steel & Aluminum Co.                                               829,164
    4,899     RTI International Metals, Inc.(a)                                           130,264
   32,856     Steel Dynamics, Inc.                                                        589,765
    2,147     Synalloy Corp.                                                               35,254
    1,302     Universal Stainless & Alloy Products, Inc.(a)                                42,289
   19,733     Uranium Energy Corp.(a),(b)                                                  30,783
    3,876     Uranium Resources, Inc.(a)                                                   10,000
    7,838     Worthington Industries, Inc.                                                337,348
                                                                                    -------------
                                                                                        4,369,389
                                                                                    -------------
INDUSTRIAL TRANSPORTATION - 1.5%
   13,461     Air Lease Corp.                                                             519,325
    8,433     Air Transport Services Group, Inc.(a)                                        70,584
    9,655     Aircastle Ltd.                                                              171,569

================================================================================

46  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

-------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                VALUE
-------------------------------------------------------------------------------------------------
    3,738     ArcBest Corp.                                                          $    162,640
    3,637     Atlas Air Worldwide Holdings, Inc.(a)                                       134,024
    8,240     Baltic Trading Ltd.                                                          49,275
    2,930     CAI International, Inc.(a)                                                   64,489
    3,676     Celadon Group, Inc.                                                          78,372
    8,242     Con-way, Inc.                                                               415,479
    1,989     Covenant Transportation Group, Inc., Class A(a)                              25,618
    3,858     Eagle Bulk Shipping, Inc.(a)                                                 11,921
    2,581     Echo Global Logistics, Inc.(a)                                               49,478
    4,305     Forward Air Corp.                                                           205,994
    7,681     Genesee & Wyoming, Inc., Class A(a)                                         806,505
    7,267     Heartland Express, Inc.                                                     155,078
    5,073     Hub Group, Inc., Class A(a)                                                 255,679
      854     International Shipholding Corp.                                              19,574
   13,424     JB Hunt Transport Services, Inc.                                            990,423
    8,525     Kirby Corp.(a)                                                              998,619
    8,454     Knight Transportation, Inc.                                                 200,952
    6,456     Landstar System, Inc.                                                       413,184
    3,567     Marten Transport Ltd.                                                        79,723
    6,067     Matson, Inc.                                                                162,838
   10,425     Old Dominion Freight Line, Inc.(a)                                          663,864
      980     PAM Transportation Services, Inc.(a)                                         27,401
    1,004     Patriot Transportation Holding, Inc.(a)                                      35,110
    8,287     PHH Corp.(a)                                                                190,435
    5,040     Quality Distribution, Inc.(a)                                                74,894
    5,032     Rand Logistics, Inc.(a)                                                      30,192
    4,005     Roadrunner Transportation Systems, Inc.(a)                                  112,541
    3,719     Saia, Inc.(a)                                                               163,376
   16,713     Swift Transportation Co.(a)                                                 421,669
    5,188     TAL International Group, Inc.(a)                                            230,140
    5,878     Teekay Corp.                                                                365,906
    2,471     Textainer Group Holdings Ltd.                                                95,430
      912     Universal Truckload Services, Inc.                                           23,128
    1,622     USA Truck, Inc.(a)                                                           30,153
   13,413     UTI Worldwide, Inc.                                                         138,690
    6,300     Werner Enterprises, Inc.                                                    167,013
    8,498     Wesco Aircraft Holdings, Inc.(a)                                            169,620
    1,351     Willis Lease Finance Corp.(a)                                                33,127
   10,958     World Fuel Services Corp.                                                   539,462
    8,264     XPO Logistics, Inc.(a)                                                      236,516
    4,194     YRC Worldwide, Inc.(a)                                                      117,893
                                                                                    -------------
                                                                                        9,907,903
                                                                                    -------------
LEISURE GOODS - 0.9%
   73,431     Activision Blizzard, Inc.                                                 1,637,511
    2,143     Arctic Cat, Inc.                                                             84,477
    4,738     Black Diamond, Inc.(a)                                                       53,160
   13,894     Brunswick Corp.                                                             585,354
   11,826     Callaway Golf Co.                                                            98,392
    3,266     Drew Industries, Inc.                                                       163,333
    3,097     DTS, Inc.(a)                                                                 57,016
    3,000     Emerson Radio Corp.(a)                                                        5,340
    2,473     Escalade, Inc.                                                               39,914
   16,419     Glu Mobile, Inc.(a)                                                          82,095
    3,025     JAKKS Pacific, Inc.                                                          23,414
    1,133     Koss Corp.                                                                    3,580
    9,036     LeapFrog Enterprises, Inc.(a)                                                66,415
    3,823     Majesco Entertainment Co.(a)                                                  8,640
    3,058     Marine Products Corp.                                                        25,381
    5,339     Nautilus, Inc.(a)                                                            59,210
    9,848     Polaris Industries, Inc.                                                  1,282,604
    6,688     Pool Corp.                                                                  378,273

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                                                   SCHEDULE OF INVESTMENTS |  47

================================================================================

-------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                VALUE
-------------------------------------------------------------------------------------------------
    7,701     RealD, Inc.(a)                                                         $     98,265
    3,869     Skullcandy, Inc.(a)                                                          28,050
   14,270     Take-Two Interactive Software, Inc.(a)                                      317,365
    6,530     Thor Industries, Inc.                                                       371,361
   18,817     TiVo, Inc.(a)                                                               242,927
    2,627     Universal Electronics, Inc.(a)                                              128,408
    4,475     Winnebago Industries, Inc.(a)                                               112,681
                                                                                    -------------
                                                                                        5,953,166
                                                                                    -------------
LIFE INSURANCE - 0.5%
   10,862     American Equity Investment Life Holding Co.                                 267,205
    3,237     Amerisafe, Inc.                                                             131,649
    2,927     Atlantic American Corp.                                                      11,269
    8,623     Citizens, Inc.(a)                                                            63,810
   33,207     CNO Financial Group, Inc.                                                   591,085
    3,190     eHealth, Inc.(a)                                                            121,124
    4,927     Employers Holdings, Inc.                                                    104,354
    1,432     FBL Financial Group, Inc., Class A                                           65,872
    2,342     Independence Holding Co.                                                     33,092
      643     Kansas City Life Insurance Co.                                               29,244
      341     National Western Life Insurance Co., Class A                                 85,049
    1,083     The Phoenix Cos., Inc.(a)                                                    52,406
    8,287     Primerica, Inc.                                                             396,533
   11,766     Protective Life Corp.                                                       815,737
    6,314     StanCorp Financial Group, Inc.                                              404,096
   13,577     Symetra Financial Corp.                                                     308,741
                                                                                    -------------
                                                                                        3,481,266
                                                                                    -------------
MEDIA - 4.1%
   11,735     Acxiom Corp.(a)                                                             254,532
    3,599     AH Belo Corp.                                                                42,648
    9,057     AMC Networks, Inc., Class A(a)                                              556,915
    2,129     Ascent Capital Group, Inc., Class A(a)                                      140,535
    9,127     Bankrate, Inc.(a)                                                           160,088
    1,165     Beasley Broadcasting Group, Inc., Class A                                     7,398
   10,540     Charter Communications, Inc., Class A(a)                                  1,669,325
    6,448     Clear Channel Outdoor Holdings, Inc., Class A                                52,745
    6,146     ComScore, Inc.(a)                                                           218,060
    5,148     Constant Contact, Inc.(a)                                                   165,302
   10,870     Conversant, Inc.(a)                                                         276,098
    2,399     Courier Corp.                                                                35,793
    9,805     Crown Media Holdings, Inc., Class A(a)                                       35,592
    1,461     CSS Industries, Inc.                                                         38,527
       50     CTN Media Group, Inc.(a)                                                          -
   18,856     Cumulus Media, Inc., Class A(a)                                             124,261
    9,546     Demand Media, Inc.(a)                                                        46,012
   31,625     DISH Network Corp., Class A(a)                                            2,058,155
    7,199     Dolby Laboratories, Inc., Class A(a)                                        310,997
   11,100     DreamWorks Animation SKG, Inc., Class A(a)                                  258,186
    6,668     Emmis Communications Corp., Class A(a)                                       19,937
    3,775     Entercom Communications Corp., Class A(a)                                    40,506
   12,372     Entravision Communications Corp., Class A                                    76,954
    5,297     EW Scripps Co.(a)                                                           112,085
    5,929     FactSet Research Systems, Inc.                                              713,140
    8,001     Gray Television, Inc.(a)                                                    105,053
   59,044     Groupon, Inc.(a)                                                            390,871
    6,749     Harte-Hanks, Inc.                                                            48,525
    9,344     IHS, Inc., Class A(a)                                                     1,267,700
    7,011     John Wiley & Sons, Inc., Class A                                            424,797

================================================================================

48  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

-------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                VALUE
-------------------------------------------------------------------------------------------------
    6,809     Journal Communications, Inc., Class A(a)                               $     60,396
    9,826     Lamar Advertising Co., Class A                                              520,778
   79,431     Liberty Global PLC(a)                                                     3,360,726
   33,260     Liberty Global PLC, Class A(a)                                            1,470,757
   70,943     Liberty Interactive Corp., Series A(a)                                    2,082,887
   14,963     Liberty Media Corp., Class A(a)                                           2,045,143
   11,438     Liberty Ventures, Series A(a)                                               844,124
   21,903     Live Nation Entertainment, Inc.(a)                                          540,785
   13,417     Local Corp.(a)                                                               27,840
    5,246     Marchex, Inc., Class B                                                       63,057
    6,396     Martha Stewart Living Omnimedia, Class A(a)                                  30,061
   10,903     The McClatchy Co., Class A(a)                                                60,512
    4,003     Media General, Inc., Class A(a),(b)                                          82,182
    5,493     Meredith Corp.                                                              265,641
    3,324     Morningstar, Inc.                                                           238,696
   10,222     National CineMedia, Inc.                                                    178,987
   19,330     The New York Times Co., Class A                                             294,009
    4,695     Nexstar Broadcasting Group, Inc., Class A                                   242,309
   26,311     Pandora Media, Inc.(a)                                                      776,175
    2,543     PDI, Inc.(a)                                                                 11,138
    7,427     QuinStreet, Inc.(a)                                                          40,923
    5,488     Radio One, Inc., Class D(a)                                                  27,056
    1,186     Saga Communications, Inc., Class A                                           50,666
    2,739     Salem Communications Corp., Class A                                          25,911
    2,520     Schawk, Inc.                                                                 51,307
    4,004     Scholastic Corp.                                                            136,496
   11,419     Sinclair Broadcast Group, Inc., Class A                                     396,810
  448,087     Sirius XM Holdings, Inc.(a)                                               1,550,381
    4,901     Sizmek, Inc.(a)                                                              46,707
    2,333     Spanish Broadcasting System, Inc.(a)                                         13,158
    3,165     SPAR Group, Inc.(a)                                                           4,779
   14,130     Starz, ClassA(a)                                                            420,933
    5,084     TechTarget, Inc.(a)                                                          44,841
    9,587     TheStreet, Inc.                                                              23,105
   17,062     Time, Inc.  (a)                                                             413,242
    1,830     Value Line, Inc.                                                             30,762
    7,311     WebMD Health Corp.(a)                                                       353,121
    5,764     XO Group, Inc.(a)                                                            70,436
    9,028     Yelp, Inc.(a)                                                               692,267
                                                                                    -------------
                                                                                       27,239,841
                                                                                    -------------
MINING - 0.5%
   18,252     Allied Nevada Gold Corp. (a),(b)                                             68,628
   33,676     Alpha Natural Resources, Inc.(a)                                            124,938
   32,421     Arch Coal, Inc.                                                             118,337
    9,192     Cloud Peak Energy, Inc. (a)                                                 169,317
   16,289     Coeur Mining, Inc.(a)                                                       149,533
    4,934     Compass Minerals International, Inc.                                        472,381
   16,768     General Moly, Inc.(a),(b)                                                    19,283
    9,302     Golden Minerals Co.(a),(b)                                                   10,697
   55,170     Hecla Mining Co.                                                            190,336
   32,220     Molycorp, Inc.(a),(b)                                                        82,805
   10,023     Royal Gold, Inc.                                                            762,951
   15,315     Solitario Exploration & Royalty Corp.(a)                                     20,216
   18,398     Stillwater Mining Co.(a)                                                    322,885
   10,679     SunCoke Energy, Inc.(a)                                                     229,598
   15,011     Timberline Resources Corp.(a),(b)                                             1,995
    8,320     US Silica Holdings, Inc.                                                    461,261
   10,822     Walter Energy, Inc.(b)                                                       58,980
    3,611     Westmoreland Coal Co.(a)                                                    131,007
                                                                                    -------------
                                                                                        3,395,148
                                                                                    -------------

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

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
-------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                VALUE
-------------------------------------------------------------------------------------------------
MOBILE TELECOMMUNICATIONS - 0.8%
    1,546     Atlantic Tele-Network, Inc.                                            $     89,668
   12,372     Iridium Communications, Inc.(a)                                             104,667
   27,198     NII Holdings, Inc.(a),(b)                                                    14,959
    3,146     NTELOS Holdings Corp.                                                        39,199
    8,002     ORBCOMM, Inc.(a)                                                             52,733
   19,597     SBA Communications Corp., Class A(a)                                      2,004,773
    3,515     Shenandoah Telecommunications Co.                                           107,067
  129,638     Sprint Corp.(a)                                                           1,105,812
   38,648     T-Mobile US, Inc.(a)                                                      1,299,346
   13,697     Telephone & Data Systems, Inc.                                              357,629
    1,525     United States Cellular Corp.(a)                                              62,220
    3,856     USA Mobility, Inc.                                                           59,382
                                                                                    -------------
                                                                                        5,297,455
                                                                                    -------------
NONLIFE INSURANCE - 3.3%
    2,531     Alleghany Corp.(a)                                                        1,108,882
   14,766     Allied World Assurance Co. Holdings AG                                      561,403
    6,424     Ambac Financial Group, Inc.(a)                                              175,439
   10,489     American Financial Group, Inc.                                              624,725
      539     American National Insurance Co.                                              61,554
    4,764     Amtrust Financial Services, Inc.                                            199,183
   17,366     Arch Capital Group Ltd.(a)                                                  997,503
    3,886     Argo Group International Holdings Ltd.                                      198,613
   23,297     Arthur J Gallagher & Co.                                                  1,085,640
    9,578     Aspen Insurance Holdings Ltd.                                               435,033
   24,148     Assured Guaranty Ltd.                                                       591,626
   15,562     Axis Capital Holdings Ltd.                                                  689,085
    1,784     Baldwin & Lyons, Inc., Class B                                               46,277
   17,780     Brown & Brown, Inc.                                                         546,024
    3,530     CNA Financial Corp.                                                         142,683
    1,871     Donegal Group, Inc., Class A                                                 28,626
      901     EMC Insurance Group, Inc.                                                    27,733
    6,510     Endurance Specialty Holdings Ltd.                                           335,851
    1,419     Enstar Group Ltd.(a)                                                        213,886
    3,698     Erie Indemnity Co., Class A                                                 278,311
    6,970     Everest Re Group Ltd.                                                     1,118,615
    2,731     Federated National Holding Co.                                               69,640
    6,570     First Acceptance Corp.(a)                                                    16,097
   15,711     First American Financial Corp.                                              436,609
    1,973     Global Indemnity PLC(a)                                                      51,278
    4,911     Greenlight Capital Re Ltd.(a)                                               161,768
    6,420     The Hanover Insurance Group, Inc.                                           405,423
   14,899     HCC Insurance Holdings, Inc.                                                729,157
   11,293     Hilltop Holdings, Inc.(a)                                                   240,089
    6,108     Horace Mann Educators Corp.                                                 190,997
    1,707     Infinity Property & Casualty Corp.                                          114,762
    7,517     Kemper Corp.                                                                277,077
    4,344     Life Partners Holdings, Inc.                                                 10,817
    8,194     Maiden Holdings Ltd.                                                         99,065
    2,117     Markel Corp.(a)                                                           1,387,990
   21,893     MBIA, Inc.(a)                                                               241,699
    7,057     Meadowbrook Insurance Group, Inc.                                            50,740
    3,553     Mercury General Corp.                                                       167,133
    6,725     Montpelier Re Holdings Ltd.                                                 214,864
    8,953     National General Holdings Corp.                                             155,782

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50  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

-------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                VALUE
-------------------------------------------------------------------------------------------------
    2,934     National Interstate Corp.                                              $     82,211
    1,693     The Navigators Group, Inc.(a)                                               113,516
   36,358     Old Republic International Corp.                                            601,361
    2,550     OneBeacon Insurance Group Ltd.                                               39,627
    6,881     PartnerRe Ltd.                                                              751,474
    4,148     Platinum Underwriters Holdings Ltd.                                         268,998
    9,067     ProAssurance Corp.                                                          402,575
   10,238     Reinsurance Group of America, Inc.                                          807,778
    6,523     RenaissanceRe Holdings Ltd.                                                 697,961
    5,342     RLI Corp.                                                                   244,557
    2,120     Safety Insurance Group, Inc.                                                108,926
    8,290     Selective Insurance Group, Inc.                                             204,929
    2,450     State Auto Financial Corp.                                                   57,403
   10,180     Tower Group International Ltd.                                               18,324
    3,306     United Fire Group, Inc.                                                      96,932
    5,132     Universal Insurance Holdings, Inc.                                           66,562
   15,039     Validus Holdings Ltd.                                                       575,091
   16,118     W.R. Berkley Corp.                                                          746,425
      817     White Mountains Insurance Group Ltd.                                        497,095
   26,126     Willis Group Holdings PLC                                                 1,131,256
                                                                                    -------------
                                                                                       22,000,680
                                                                                    -------------
OIL & GAS PRODUCERS - 3.9%
   18,396     Abraxas Petroleum Corp.(a)                                                  115,159
      460     Adams Resources & Energy, Inc.                                               35,940
    3,887     Alon USA Energy, Inc.                                                        48,354
    2,992     Apco Oil and Gas International, Inc.(a)                                      43,175
    5,719     Approach Resources, Inc.(a)                                                 129,993
    7,250     Athlon Energy, Inc.(a)                                                      345,825
    1,930     Barnwell Industries, Inc.(a)                                                  5,867
    7,950     Bill Barrett Corp.(a)                                                       212,901
    4,674     Bonanza Creek Energy, Inc.(a)                                               267,306
   18,784     BPZ Resources, Inc.(a)                                                       57,855
    7,999     Callon Petroleum Co.(a)                                                      93,188
    6,605     Carrizo Oil & Gas, Inc.(a)                                                  457,462
   33,336     Cheniere Energy, Inc.(a)                                                  2,390,191
    1,073     Clayton Williams Energy, Inc.(a)                                            147,398
   44,923     Cobalt International Energy, Inc.(a)                                        824,337
    7,489     Comstock Resources, Inc.                                                    215,983
   16,513     Concho Resources, Inc.(a)                                                 2,386,128
    2,387     Contango Oil & Gas Co.(a)                                                   100,994
    6,523     Continental Resources, Inc.(a)                                            1,030,895
    2,530     CVR Energy, Inc.                                                            121,921
    7,735     Delek US Holdings, Inc.                                                     218,359
    6,372     Diamondback Energy, Inc.(a)                                                 565,834
   11,407     Emerald Oil, Inc.(a),(b)                                                     87,264
   12,052     Endeavour International Corp.(a),(b)                                         16,511
   10,981     Energen Corp.                                                               975,991
   14,483     Energy XXI Bermuda Ltd.                                                     342,233
    3,179     Era Group, Inc.(a)                                                           91,174
    3,643     Escalera Resources Co.(a)                                                     9,599
    5,834     Evolution Petroleum Corp.                                                    63,882
   28,887     EXCO Resources, Inc.(b)                                                     170,144
   23,888     Forest Oil Corp.(a)                                                          54,465
   13,494     FX Energy, Inc.(a)                                                           48,713
   11,369     Gastar Exploration, Inc.(a)                                                  99,024
    5,844     Goodrich Petroleum Corp.(a)                                                 161,294
   13,146     Gulfport Energy Corp.(a)                                                    825,569
   39,882     Halcon Resources Corp.(a),(b)                                               290,740

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

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
-------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                VALUE
-------------------------------------------------------------------------------------------------
    7,655     Harvest Natural Resources, Inc.(a)                                     $     38,198
   29,760     HollyFrontier Corp.                                                       1,300,214
    5,104     Houston American Energy Corp.(a)                                              2,348
    9,512     Hyperdynamics Corp.(a),(b)                                                   30,914
      353     Isramco, Inc.(a)                                                             44,873
   41,210     Kodiak Oil & Gas Corp.(a)                                                   599,606
   16,595     Kosmos Energy Ltd.(a)                                                       186,362
    9,517     Laredo Petroleum, Inc.(a)                                                   294,837
   18,301     Magellan Petroleum Corp.(a)                                                  40,262
   26,868     Magnum Hunter Resources Corp.(a)                                            220,318
    9,966     Matador Resources Co.(a)                                                    291,804
    7,135     Miller Energy Resources, Inc.(a),(b)                                         45,664
    9,819     Northern Oil and Gas, Inc.(a)                                               159,952
   14,918     Oasis Petroleum, Inc.(a)                                                    833,767
    3,564     Pacific Ethanol, Inc.(a),(b)                                                 54,494
    1,638     Panhandle Oil and Gas, Inc.                                                  91,777
   12,709     PBF Energy, Inc.                                                            338,695
    5,632     PDC Energy, Inc.(a)                                                         355,661
    8,697     Penn Virginia Corp.(a)                                                      147,414
   11,732     PetroQuest Energy, Inc.(a)                                                   88,225
   10,165     Pioneer Energy Services Corp.(a)                                            178,294
    4,012     PostRock Energy Corp.(a)                                                      6,018
   27,437     Quicksilver Resources, Inc.(a),(b)                                           73,257
   11,641     Resolute Energy Corp.(a)                                                    100,578
    7,757     Rex Energy Corp.(a)                                                         137,376
    9,456     Rosetta Resources, Inc.(a)                                                  518,662
    7,713     Sanchez Energy Corp.(a)                                                     289,932
   56,754     SandRidge Energy, Inc.(a)                                                   405,791
    6,805     SemGroup Corp., Class A                                                     536,574
   10,227     SM Energy Co.                                                               860,091
    8,175     Stone Energy Corp.(a)                                                       382,508
    6,841     Swift Energy Co.(a)                                                          88,796
    2,214     Syntroleum Corp.(a)                                                           7,417
    4,559     Targa Resources Corp.                                                       636,300
   23,886     Ultra Petroleum Corp.(a)                                                    709,175
    4,911     US Energy Corp., Wyoming(a)                                                  21,265
   10,081     Vaalco Energy, Inc.(a)                                                       72,886
    5,629     W&T Offshore, Inc.                                                           92,147
   13,542     Warren Resources, Inc.(a)                                                    83,960
    8,273     Western Refining, Inc.                                                      310,651
   17,889     Whiting Petroleum Corp.(a)                                                1,435,592
   30,709     WPX Energy, Inc.(a)                                                         734,252
   13,617     ZaZa Energy Corp.(a),(b)                                                     11,983
    9,148     Zion Oil & Gas, Inc.(a)                                                      18,936
                                                                                    -------------
                                                                                      25,929,494
                                                                                    -------------
OIL EQUIPMENT, SERVICES & DISTRIBUTION - 2.8%
    8,724     Atwood Oceanics, Inc.(a)                                                    457,835
    5,297     Basic Energy Services, Inc.(a)                                              154,778
    2,248     Bolt Technology Corp.                                                        41,251
    5,290     Bristow Group, Inc.                                                         426,480
    7,389     C&J Energy Services, Inc.(a)                                                249,600
   19,235     Cal Dive International, Inc.(a),(b)                                          25,390
    2,969     CARBO Ceramics, Inc.                                                        457,582
    4,551     Chart Industries, Inc.(a)                                                   376,550
   16,540     Civeo Corp.(a)                                                              413,996
    6,753     Core Laboratories NV                                                      1,128,156
    1,311     Dawson Geophysical Co.                                                       37,560
    9,761     DHT Holdings, Inc.                                                           70,279
   11,561     Dresser-Rand Group, Inc.(a)                                                 736,783
    6,241     Dril-Quip, Inc.(a)                                                          681,767
    9,039     Exterran Holdings, Inc.                                                     406,665
    7,402     Flotek Industries, Inc.(a)                                                  238,048
    2,153     Forbes Energy Services Ltd.(a)                                                9,839
    9,191     Forum Energy Technologies, Inc.(a)                                          334,828
    2,032     Geospace Technologies Corp.(a)                                              111,923

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52  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

-------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                VALUE
-------------------------------------------------------------------------------------------------
    1,934     Gulf Island Fabrication, Inc.                                          $     41,620
    3,659     Gulfmark Offshore, Inc., Class A                                            165,314
   14,959     Helix Energy Solutions Group, Inc.(a)                                       393,571
   24,567     Hercules Offshore, Inc.(a)                                                   98,759
    5,026     Hornbeck Offshore Services, Inc.(a)                                         235,820
   21,270     ION Geophysical Corp.(a)                                                     89,759
   19,538     Key Energy Services, Inc.(a)                                                178,577
    4,402     Matrix Service Co.(a)                                                       144,342
   35,472     McDermott International, Inc.(a)                                            286,968
    2,357     Mitcham Industries, Inc.(a)                                                  32,951
   15,684     MRC Global, Inc.(a)                                                         443,700
    2,416     Natural Gas Services Group, Inc.(a)                                          79,873
   13,713     Newpark Resources, Inc.(a)                                                  170,864
   15,925     NOW, Inc.(a)                                                                576,644
   16,012     Oceaneering International, Inc.                                           1,251,018
   29,798     OGE Energy Corp.                                                          1,164,506
    8,270     Oil States International, Inc.(a)                                           530,024
   19,733     Parker Drilling Co.(a)                                                      128,659
   21,247     Patterson-UTI Energy, Inc.                                                  742,370
    2,122     PHI, Inc.(a)                                                                 94,578
    9,161     RPC, Inc.                                                                   215,192
    2,751     SEACOR Holdings, Inc.(a)                                                    226,270
    5,432     Seventy Seven Energy, Inc.(a)                                               127,924
   23,808     Superior Energy Services, Inc.                                              860,421
    4,864     Tesco Corp.                                                                 103,798
   12,273     TETRA Technologies, Inc.(a)                                                 144,576
    4,268     TGC Industries, Inc.(a)                                                      23,261
    7,273     Tidewater, Inc.                                                             408,379
    6,614     Unit Corp.(a)                                                               455,242
  114,576     Weatherford International PLC(a)                                          2,635,248
    6,727     Willbros Group, Inc.(a)                                                      83,078
                                                                                    -------------
                                                                                       18,492,616
                                                                                    -------------
PERSONAL GOODS - 1.2%
   13,016     American Apparel, Inc.(a),(b)                                                11,714
    8,349     Carter's, Inc.                                                              575,497
    4,772     Charles & Colvard Ltd.(a)                                                    10,498
    2,419     Cherokee, Inc.                                                               36,745
    1,775     Columbia Sportswear Co.                                                     146,704
    8,205     Coty, Inc., Class A                                                         140,552
   13,571     Crocs, Inc.(a)                                                              203,972
    1,628     Culp, Inc.                                                                   28,343
    5,319     Deckers Outdoor Corp.(a)                                                    459,189
    1,207     Delta Apparel, Inc.(a)                                                       17,284
    3,743     Elizabeth Arden, Inc.(a)                                                     80,175
    5,213     The Female Health Co.                                                        28,724
    2,558     G-III Apparel Group Ltd.(a)                                                 208,886
   14,898     Hanesbrands, Inc.                                                         1,466,559
    4,446     Helen of Troy Ltd.(a)                                                       269,561
    7,819     Iconix Brand Group, Inc.(a)                                                 335,748
    2,513     Inter Parfums, Inc.                                                          74,259
    9,399     Joe's Jeans, Inc.(a)                                                          9,963
   18,937     Kate Spade & Co.(a)                                                         722,257
    2,662     Lakeland Industries, Inc.(a)                                                 19,060
   16,218     Lululemon Athletica, Inc.(a)                                                656,505
    2,713     Movado Group, Inc.                                                          113,051
    8,879     Nu Skin Enterprises, Inc., Class A                                          656,691
    1,530     Orchids Paper Products Co.                                                   49,021
    2,293     Oxford Industries, Inc.                                                     152,874
    2,072     Perry Ellis International, Inc.(a)                                           36,136
   20,298     Quiksilver, Inc.(a)                                                          72,667
    2,114     Revlon, Inc., Class A(a)                                                     64,477
    2,248     RG Barry Corp.                                                               42,600
    1,306     Rocky Brands, Inc.                                                           18,584
    6,023     Skechers U.S.A., Inc., Class A(a)                                           275,251

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                                                   SCHEDULE OF INVESTMENTS |  53

================================================================================

-------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                VALUE
-------------------------------------------------------------------------------------------------
    8,907     Steven Madden Ltd.(a)                                                  $    305,510
      918     Superior Uniform Group, Inc.                                                 14,881
    7,379     Tumi Holdings, Inc.(a)                                                      148,539
    2,706     Unifi, Inc.(a)                                                               74,496
    3,446     Vera Bradley, Inc.(a)                                                        75,364
      882     Weyco Group, Inc.                                                            24,176
   15,103     Wolverine World Wide, Inc.                                                  393,584
                                                                                    -------------
                                                                                        8,020,097
                                                                                    -------------
PHARMACEUTICALS & BIOTECHNOLOGY - 5.5%
    4,452     Aastrom Biosciences, Inc.(a)                                                 18,253
   13,663     ACADIA Pharmaceuticals, Inc.(a)                                             308,647
   19,353     Achillion Pharmaceuticals, Inc.(a)                                          146,502
    7,042     Acorda Therapeutics, Inc.(a)                                                237,386
   11,590     Acura Pharmaceuticals, Inc.(a),(b)                                           12,633
    4,247     Aegerion Pharmaceuticals, Inc.(a)                                           136,286
   13,607     Affymetrix, Inc.(a)                                                         121,238
   13,328     Agenus, Inc.(a)                                                              42,916
   12,040     Akorn, Inc.(a)                                                              400,330
    4,097     Albany Molecular Research, Inc.(a)                                           82,432
    7,669     Alexza Pharmaceuticals, Inc.(a)                                              35,047
   22,479     Alkermes PLC(a)                                                           1,131,368
    9,801     Alnylam Pharmaceuticals, Inc.(a)                                            619,129
    3,886     AMAG Pharmaceuticals, Inc.(a)                                                80,518
   12,628     Amicus Therapeutics, Inc.(a)                                                 42,178
    8,902     Ampio Pharmaceuticals, Inc.(a)                                               74,332
    5,912     Anacor Pharmaceuticals, Inc.(a)                                             104,820
    2,161     ANI Pharmaceuticals, Inc.(a)                                                 74,425
    6,316     Anthera Pharmaceuticals, Inc.(a)                                             21,411
   11,257     Apricus Biosciences, Inc.(a),(b)                                             25,328
   10,078     ARCA Biopharma, Inc.(a)                                                      14,714
   36,143     Arena Pharmaceuticals, Inc.(a)                                              211,798
   32,458     Ariad Pharmaceuticals, Inc.(a),(b)                                          206,757
   20,616     Arqule, Inc.(a)                                                              31,955
   21,612     Array BioPharma, Inc.(a)                                                     98,551
    7,713     Auxilium Pharmaceuticals, Inc.(a)                                           154,723
   28,877     AVANIR Pharmaceuticals, Inc.(a)                                             162,866
   21,112     AVEO Pharmaceuticals, Inc.(a)                                                38,635
   11,420     BioCryst Pharmaceuticals, Inc.(a)                                           145,605
    5,801     Biodel, Inc.(a)                                                              12,530
    7,612     BioDelivery Sciences International, Inc.(a)                                  91,877
   22,312     BioMarin Pharmaceutical, Inc.(a)                                          1,388,030
    9,894     Biota Pharmaceuticals, Inc.(a)                                               28,198
   14,244     Biotime, Inc.(a),(b)                                                         43,444
    7,740     CASI Pharmaceuticals, Inc.(a)                                                13,932
   14,672     Cel-Sci Corp.(a)                                                             18,193
   14,644     Celldex Therapeutics, Inc.(a)                                               238,990
   14,468     Cerus Corp.(a)                                                               60,042
    7,787     Charles River Laboratories International, Inc.(a)                           416,760
   20,827     Cleveland Biolabs, Inc.(a)                                                   10,007
    4,992     Clovis Oncology, Inc.(a)                                                    206,719
    4,676     Columbia Laboratories, Inc.(a)                                               32,031
   18,449     Corcept Therapeutics, Inc.(a)                                                51,657

================================================================================

54  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

-------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                VALUE
-------------------------------------------------------------------------------------------------
   14,758     Coronado Biosciences, Inc.(a),(b)                                      $     25,384
   30,486     CTI BioPharma Corp.(a)                                                       85,666
   11,951     Cubist Pharmaceuticals, Inc.(a)                                             834,419
    4,500     Cumberland Pharmaceuticals, Inc.(a)                                          20,250
   24,444     Curis, Inc.(a)                                                               45,466
    8,226     Cytokinetics, Inc.(a)                                                        39,320
   19,551     Cytori Therapeutics, Inc.(a),(b)                                             46,727
    9,758     CytRx Corp.(a)                                                               40,788
   32,515     Dendreon Corp.(a),(b)                                                        74,784
   10,053     Depomed, Inc.(a)                                                            139,737
   22,340     Discovery Laboratories, Inc.(a)                                              39,765
   21,132     Durect Corp.(a)                                                              38,460
   23,162     Dyax Corp.(a)                                                               222,355
   52,460     Dynavax Technologies Corp.(a)                                                83,936
    5,699     Emergent Biosolutions, Inc.(a)                                              128,000
   21,089     Endo International PLC(a)                                                 1,476,652
    6,241     Endocyte, Inc.(a),(b)                                                        41,128
    8,028     Enzo Biochem, Inc.(a)                                                        42,147
   19,966     Enzon Pharmaceuticals, Inc.                                                  20,765
   14,169     Exact Sciences Corp.(a)                                                     241,298
   33,152     Exelixis, Inc.(a)                                                           112,385
    1,592     Furiex Pharmaceuticals, Inc.(a)                                             169,039
   24,162     Galena Biopharma, Inc.(a),(b)                                                73,936
    3,722     Genomic Health, Inc.(a)                                                     101,983
    8,267     GenVec, Inc.(a)                                                              21,246
   29,051     Geron Corp.(a)                                                               93,254
   17,845     GTx, Inc.(a),(b)                                                             24,626
   17,679     Halozyme Therapeutics, Inc.(a)                                              174,669
    7,017     Harvard Bioscience, Inc.(a)                                                  31,927
    9,683     Hemispherx Biopharma, Inc.(a)                                                 3,002
   19,881     Idenix Pharmaceuticals, Inc.(a)                                             479,132
   15,573     Idera Pharmaceuticals, Inc.(a)                                               45,162
   19,281     Illumina, Inc.(a)                                                         3,442,430
   14,686     Immunogen, Inc.(a)                                                          174,029
   18,403     Immunomedics, Inc.(a)                                                        67,171
   10,467     Impax Laboratories, Inc.(a)                                                 313,905
   23,106     Incyte Corp. Ltd.(a)                                                      1,304,103
    8,109     Infinity Pharmaceuticals, Inc.(a)                                           103,309
    9,511     Inovio Pharmaceuticals, Inc.(a),(b)                                         102,814
    6,623     Insmed, Inc.(a)                                                             132,328
    1,891     Intercept Pharmaceuticals, Inc.(a)                                          447,467
   15,261     InterMune, Inc.(a)                                                          673,773
   19,957     Ironwood Pharmaceuticals, Inc.(a)                                           305,941
   18,200     Isis Pharmaceuticals, Inc.(a)                                               626,990
    8,204     Jazz Pharmaceuticals PLC(a)                                               1,206,070
   15,190     Keryx Biopharmaceuticals, Inc.(a),(b)                                       233,622
    4,498     Lannett Co., Inc.(a)                                                        223,191
   46,663     Lexicon Pharmaceuticals, Inc.(a)                                             75,127
    3,561     Ligand Pharmaceuticals, Inc., Class B(a)                                    221,815
    7,451     Luminex Corp.(a)                                                            127,785
    8,810     Mallinckrodt PLC(a)                                                         704,976
   37,112     MannKind Corp.(a),(b)                                                       407,861
   10,340     The Medicines Co.(a)                                                        300,480
   11,862     Medivation, Inc.(a)                                                         914,323
    8,706     Momenta Pharmaceuticals, Inc.(a)                                            105,168
   11,972     Myriad Genetics, Inc.(a),(b)                                                465,950
   18,468     Nanosphere, Inc.(a)                                                          29,179
   20,082     Nektar Therapeutics(a)                                                      257,451
   19,434     Neuralstem, Inc.(a),(b)                                                      82,011
   12,471     Neurocrine Biosciences, Inc.(a)                                             185,070

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

================================================================================

--------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                VALUE
--------------------------------------------------------------------------------------------------
   40,479      Novavax, Inc.(a)                                                      $     187,013
   15,426      NPS Pharmaceuticals, Inc.(a)                                                509,829
    6,083      OncoGenex Pharmaceutical, Inc.(a)                                            22,690
   17,944      Oncothyreon, Inc.(a)                                                         58,139
   36,184      Opko Health, Inc.(a),(b)                                                    319,867
   18,080      Orexigen Therapeutics, Inc.(a)                                              111,734
    4,272      Osiris Therapeutics, Inc.(a)                                                 66,729
    5,610      OXiGENE, Inc.(a)                                                             14,530
   10,142      Pacific Biosciences of California, Inc.(a)                                   62,678
    5,611      Pacira Pharmaceuticals, Inc.(a)                                             515,426
    8,736      Pain Therapeutics, Inc.(a)                                                   50,232
   16,279      Palatin Technologies, Inc.(a),(b)                                            16,116
   26,549      PDL BioPharma, Inc.                                                         256,994
   36,863      Peregrine Pharmaceuticals, Inc.(a),(b)                                       69,302
    4,089      Pernix Therapeutics Holdings(a)                                              36,719
   10,524      Pharmacyclics, Inc.(a)                                                      944,108
    7,071      Pozen, Inc.(a)                                                               58,901
    8,670      Prestige Brands Holdings, Inc.(a)                                           293,826
   14,832      Progenics Pharmaceuticals, Inc.(a)                                           63,926
    3,433      Puma Biotechnology, Inc.(a)                                                 226,578
    8,608      Questcor Pharmaceuticals, Inc.                                              796,154
    8,004      Quintiles Transnational Holdings, Inc.(a)                                   426,533
   13,271      Raptor Pharmaceutical Corp.(a)                                              153,280
    6,758      Repligen Corp.(a)                                                           154,015
    5,171      Repros Therapeutics, Inc.(a)                                                 89,458
   36,171      Rexahn Pharmaceuticals, Inc.(a),(b)                                          31,469
   16,778      Rigel Pharmaceuticals, Inc.(a)                                               60,904
    3,816      Sagent Pharmaceuticals, Inc.(a)                                              98,682
    9,811      Salix Pharmaceuticals Ltd.(a)                                             1,210,187
   11,425      Sangamo Biosciences, Inc.(a)                                                174,460
    6,277      Sarepta Therapeutics, Inc.(a)                                               186,992
   11,817      Sciclone Pharmaceuticals, Inc.(a)                                            62,157
   17,486      Seattle Genetics, Inc.(a)                                                   668,839
   22,329      Sequenom, Inc.(a),(b)                                                        86,413
   12,671      SIGA Technologies, Inc.(a),(b)                                               35,732
   11,101      Spectrum Pharmaceuticals, Inc.(a)                                            90,251
   19,530      StemCells, Inc.(a)                                                           39,646
    4,619      Sucampo Pharmaceuticals, Inc., Class A(a)                                    31,871
    3,388      Synageva BioPharma Corp.(a)                                                 355,062
   15,752      Synta Pharmaceuticals Corp.(a),(b)                                           64,426
    9,088      Targacept, Inc.(a)                                                           40,987
    5,373      Techne Corp.                                                                497,379
    6,927      Telik, Inc.(a)                                                               10,183
    3,972      Theravance Biopharma, Inc.(a),(b)                                           126,627
   12,783      Theravance, Inc.(a),(b)                                                     380,678
   13,952      Threshold Pharmaceuticals, Inc.(a)                                           55,250
    9,922      Transcept Pharmaceuticals, Inc.                                              19,745
    3,113      Trubion Pharmaceuticals, Inc.                                                     _
    7,038      United Therapeutics Corp.(a)                                                622,793
    6,448      Vanda Pharmaceuticals, Inc.(a)                                              104,329
    6,479      Venaxis, Inc.(a)                                                             14,448
    6,886      Ventrus Biosciences, Inc.(a)                                                  9,021
   29,769      Vical, Inc.(a)                                                               36,318
   17,507      Vivus, Inc.(a),(b)                                                           93,137
   11,650      XenoPort, Inc.(a)                                                            56,270
   14,458      XOMA Corp.(a)                                                                66,362

================================================================================

56  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

--------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                VALUE
--------------------------------------------------------------------------------------------------
     8,168     Zalicus, Inc.(a)                                                      $       9,965
    21,202     ZIOPHARM Oncology, Inc.(a)                                                   85,444
                                                                                     -------------
                                                                                        36,575,744
                                                                                     -------------
REAL ESTATE INVESTMENT & SERVICES - 1.0%
     6,845     Alexander & Baldwin, Inc.                                                   283,725
     2,622     Altisource Portfolio Solutions SA(a)                                        300,429
     1,631     American Realty Investors, Inc.(a)                                           11,009
     2,544     AV Homes, Inc.(a)                                                            41,594
     1,716     BBX Capital Corp.(a)                                                         30,888
     4,763     CareTrust REIT, Inc.(a)                                                      94,308
    19,040     Columbia Property Trust, Inc.                                               495,231
     1,356     Consolidated-Tomoka Land Co.                                                 62,240
    24,288     Forest City Enterprises, Inc., Class A(a)                                   482,603
     5,654     Forestar Group, Inc.(a)                                                     107,935
    14,362     Gaming and Leisure Properties, Inc.                                         487,877
     5,529     HFF, Inc., Class A                                                          205,624
     4,827     The Howard Hughes Corp.(a)                                                  761,846
     6,765     Jones Lang LaSalle, Inc.                                                    855,028
    10,998     Kennedy-Wilson Holdings, Inc.                                               294,966
     6,225     Maui Land & Pineapple Co., Inc.(a)                                           42,704
     7,752     Move, Inc.(a)                                                               114,652
     3,601     Nationstar Mortgage Holdings, Inc.(a),(b)                                   130,716
    22,337     Realogy Holdings Corp.(a)                                                   842,328
     1,837     Reis, Inc.                                                                   38,724
    13,831     The St. Joe Co.(a),(b)                                                      351,722
     2,659     Tejon Ranch Co.(a)                                                           85,593
       393     Transcontinental Realty Investors, Inc.(a)                                    5,596
     5,649     Trulia, Inc.(a)                                                             267,650
     3,855     Zillow, Inc. Class A(a)                                                     550,995
     3,190     ZipRealty, Inc.(a)                                                            9,666
                                                                                     -------------
                                                                                         6,955,649
                                                                                     -------------
REAL ESTATE INVESTMENT TRUSTS (REITs) - 8.5%
     8,458     Acadia Realty Trust                                                         237,585
     3,375     Agree Realty Corp.                                                          102,026
       344     Alexander's, Inc.                                                           127,098
    10,646     Alexandria Real Estate Equities, Inc.                                       826,555
     9,073     Altisource Residential Corp.                                                236,170
     5,207     American Assets Trust, Inc.                                                 179,902
    15,864     American Campus Communities, Inc.                                           606,639
    56,369     American Capital Agency Corp.                                             1,319,598
     9,236     American Capital Mortgage Investment Corp.                                  184,905
     8,958     American Homes 4 Rent, Class A                                              159,094
   141,081     American Realty Capital Properties, Inc.                                  1,767,745
   138,586     Annaly Capital Management, Inc.                                           1,584,038
    19,542     Anworth Mortgage Asset Corp.                                                100,837
     8,159     Apollo Commercial Real Estate Finance, Inc.                                 134,542
     5,765     Apollo Residential Mortgage, Inc.                                            96,391
     9,585     Arbor Realty Trust, Inc.                                                     66,616
     1,883     Arlington Asset Investment Corp.                                             51,462
    59,489     ARMOUR Residential REIT, Inc.                                               257,587
     3,025     Ashford Hospitality Prime, Inc.                                              51,909
    12,545     Ashford Hospitality Trust, Inc.                                             144,769
    10,239     Associated Estates Realty Corp.                                             184,507
     4,511     Aviv REIT, Inc.                                                             127,075
    29,081     BioMed Realty Trust, Inc.                                                   634,838
     7,489     Blackstone Mortgage Trust, Inc., Class A                                    217,181

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

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
--------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                VALUE
--------------------------------------------------------------------------------------------------
    23,241     Brandywine Realty Trust                                               $     362,560
     3,601     BRT Realty Trust(a)                                                          26,575
    12,650     Camden Property Trust                                                       900,048
    10,740     Campus Crest Communities, Inc.                                               93,008
    13,114     Capstead Mortgage Corp.                                                     172,449
    25,753     CBL & Associates Properties, Inc.                                           489,307
    12,109     Cedar Realty Trust, Inc.                                                     75,681
    36,585     Chambers Street Properties                                                  294,143
     5,995     Chatham Lodging Trust                                                       131,291
     8,583     Chesapeake Lodging Trust                                                    259,464
   167,487     Chimera Investment Corp.                                                    534,284
     2,227     CIM Commercial Trust Corp.                                                   48,237
    14,537     Colony Financial, Inc.                                                      337,549
    16,555     CommonWealth REIT                                                           435,728
     3,504     Coresite Realty Corp.                                                       115,877
    13,407     Corporate Office Properties Trust                                           372,849
    27,054     Cousins Properties, Inc.                                                    336,822
    19,811     CubeSmart                                                                   362,938
     3,296     CyrusOne, Inc.                                                               82,070
    27,099     CYS Investments, Inc.                                                       244,433
    47,705     DCT Industrial Trust, Inc.                                                  391,658
    43,400     DDR Corp.                                                                   765,142
    28,241     DiamondRock Hospitality Co.                                                 362,050
    20,186     Digital Realty Trust, Inc.                                                1,177,248
    20,008     Douglas Emmett, Inc.                                                        564,626
    49,363     Duke Realty Corp.                                                           896,432
    10,020     DuPont Fabros Technology, Inc.                                              270,139
     4,779     EastGroup Properties, Inc.                                                  306,955
    17,065     Education Realty Trust, Inc.                                                183,278
    14,404     Empire State Realty Trust, Inc., Class A                                    237,666
     8,521     EPR Properties                                                              476,068
    12,725     Equity Lifestyle Properties, Inc.                                           561,936
     8,953     Equity One, Inc.                                                            211,201
    11,118     Excel Trust, Inc.                                                           148,203
    16,748     Extra Space Storage, Inc.                                                   891,831
     9,967     Federal Realty Investment Trust                                           1,205,210
    19,363     FelCor Lodging Trust, Inc.(a)                                               203,505
    15,801     First Industrial Realty Trust, Inc.                                         297,691
    10,450     First Potomac Realty Trust                                                  137,104
    14,004     Franklin Street Properties Corp.                                            176,170
    10,503     Geo Group, Inc.                                                             375,272
     4,945     Getty Realty Corp.                                                           94,351
     6,637     Gladstone Commercial Corp.                                                  118,603
    23,212     Glimcher Realty Trust                                                       251,386
     8,160     Government Properties Income Trust                                          207,182
    16,896     Gramercy Property Trust, Inc.                                               102,221
    14,923     Hatteras Financial Corp.                                                    295,625
    14,365     Healthcare Realty Trust, Inc.                                               365,158
    25,818     Healthcare Trust of America, Inc., Class A                                  310,849
    30,134     Hersha Hospitality Trust                                                    202,199
    13,243     Highwoods Properties, Inc.                                                  555,544
     8,866     Home Properties, Inc.                                                       567,069
    22,405     Hospitality Properties Trust                                                681,112
     9,641     Hudson Pacific Properties, Inc.                                             244,303
    13,981     Inland Real Estate Corp.                                                    148,618
    19,909     Invesco Mortgage Capital, Inc.                                              345,620
    18,496     Investors Real Estate Trust                                                 170,348
    11,816     iStar Financial, Inc.(a)                                                    177,004
    12,656     Kilroy Realty Corp.                                                         788,216
    24,441     Kite Realty Group Trust                                                     150,068
    15,451     LaSalle Hotel Properties                                                    545,266
    29,464     Lexington Realty Trust                                                      324,399
    21,892     Liberty Property Trust                                                      830,364

================================================================================

58  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

--------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                VALUE
--------------------------------------------------------------------------------------------------
    5,603      LTC Properties, Inc.                                                  $     218,741
   12,852      Mack-Cali Realty Corp.                                                      276,061
   26,239      Medical Properties Trust, Inc.                                              347,404
   52,191      MFA Financial, Inc.                                                         428,488
   11,511      Mid-America Apartment Communities, Inc.                                     840,879
   11,645      Monmouth Real Estate Investment Corp., Class A                              116,916
    4,453      National Health Investors, Inc.                                             278,580
   18,515      National Retail Properties, Inc.                                            688,573
   18,994      New York Mortgage Trust, Inc.                                               148,343
   57,147      Newcastle Investment Corp.                                                  273,734
   54,237      NorthStar Realty Finance Corp.                                              942,639
   19,201      Omega Healthcare Investors, Inc.                                            707,749
    3,179      One Liberty Properties, Inc.                                                 67,840
   11,089      Parkway Properties, Inc.                                                    228,988
    9,764      Pebblebrook Hotel Trust                                                     360,877
   10,676      Pennsylvania Real Estate Investment Trust                                   200,922
   10,450      PennyMac Mortgage Investment Trust(d)                                       229,273
   23,343      Piedmont Office Realty Trust, Inc., Class A                                 442,116
    8,052      Post Properties, Inc.                                                       430,460
    6,073      Potlatch Corp.                                                              251,422
    2,968      PS Business Parks, Inc.                                                     247,798
    9,876      RAIT Financial Trust                                                         81,675
   11,192      Ramco-Gershenson Properties Trust                                           186,011
   18,813      Rayonier, Inc.                                                              668,802
   32,933      Realty Income Corp.                                                       1,462,884
   12,734      Redwood Trust, Inc.                                                         247,931
   13,766      Regency Centers Corp.                                                       766,491
   24,290      Resource Capital Corp.                                                      136,753
   13,711      Retail Opportunity Investments Corp.                                        215,674
   26,354      Retail Properties of America, Inc., Class A                                 405,325
   17,926      RLJ Lodging Trust                                                           517,882
    5,638      Rouse Properties, Inc.                                                       96,466
    7,937      Sabra Health Care REIT, Inc.                                                227,871
    2,852      Saul Centers, Inc.                                                          138,607
   30,472      Senior Housing Properties Trust                                             740,165
    6,204      Silver Bay Realty Trust Corp.                                               101,249
   14,068      SL Green Realty Corp.                                                     1,539,180
    4,831      Sovran Self Storage, Inc.                                                   373,195
   56,368      Spirit Realty Capital, Inc.                                                 640,340
    9,468      STAG Industrial, Inc.                                                       227,327
   34,796      Starwood Property Trust, Inc.                                               827,101
    6,388      Starwood Waypoint Residential Trust(a)                                      167,429
   37,440      Strategic Hotels & Resorts, Inc.(a)                                         438,422
    6,054      Sun Communities, Inc.                                                       301,731
   27,919      Sunstone Hotel Investors, Inc.                                              416,831
      985      Supertel Hospitality, Inc.(a)                                                 1,546
   15,165      Tanger Factory Outlet Centers                                               530,320
    9,446      Taubman Centers, Inc.                                                       716,101
    6,723      Terreno Realty Corp.                                                        129,956
   56,276      Two Harbors Investment Corp.                                                589,772
   37,716      UDR, Inc.                                                                 1,079,809
    9,986      UMH Properties, Inc.                                                        100,160
    1,725      Universal Health Realty Income Trust                                         75,003
    3,630      Urstadt Biddle Properties, Inc., Class A                                     75,794
    5,793      Walter Investment Management Corp.(a)                                       172,516

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                                                   SCHEDULE OF INVESTMENTS |  59

================================================================================

--------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                VALUE
--------------------------------------------------------------------------------------------------
   23,415      Washington Prime Group, Inc.(a)                                       $     438,797
    9,975      Washington Real Estate Investment Trust                                     259,151
   16,823      Weingarten Realty Investors                                                 552,467
    8,263      Winthrop Realty Trust                                                       126,837
    9,287      WP Carey, Inc.                                                              598,083
                                                                                     -------------
                                                                                        56,488,729
                                                                                     -------------
SOFTWARE & COMPUTER SERVICES - 5.6%
    5,965      ACI Worldwide, Inc.(a)                                                      333,026
    6,017      Acorn Energy, Inc.(a),(b)                                                    14,200
    8,413      Actuate Corp.(a)                                                             40,130
    6,440      Advent Software, Inc.                                                       209,751
   24,263      Allscripts Healthcare Solutions, Inc.(a)                                    389,421
    5,062      American Software, Inc., Class A                                             50,013
    7,923      Angie's List, Inc.(a)                                                        94,601
   13,876      ANSYS, Inc.(a)                                                            1,052,078
   12,544      AOL, Inc.(a)                                                                499,126
   14,185      Aspen Technology, Inc.(a)                                                   658,184
    5,726      athenahealth, Inc.(a)                                                       716,494
   13,517      Authentidate Holding Corp.(a)                                                 8,921
    6,997      Blackbaud, Inc.                                                             250,073
    7,234      Blucora, Inc.(a)                                                            136,506
    6,036      Bottomline Technologies, Inc.(a)                                            180,597
    4,796      BroadSoft, Inc.(a)                                                          126,566
    3,375      Bsquare Corp.(a)                                                             10,800
    3,395      CACI International, Inc., Class A(a)                                        238,363
   43,901      Cadence Design Systems, Inc.(a)                                             767,828
    6,241      Calix, Inc.(a)                                                               51,051
    7,727      Callidus Software, Inc.(a)                                                   92,260
   12,980      CDW Corp.                                                                   413,802
   11,476      CIBER, Inc.(a)                                                               56,691
    7,587      Cogent Communications Group, Inc.                                           262,131
    6,809      CommVault Systems, Inc.(a)                                                  334,799
    1,810      Computer Programs & Systems, Inc.                                           115,116
    2,432      Computer Task Group, Inc.                                                    40,031
   33,584      Compuware Corp.                                                             335,504
    3,640      Comverse, Inc.(a)                                                            97,115
    7,261      Concur Technologies, Inc.(a)                                                677,742
    7,517      Cornerstone OnDemand, Inc.(a)                                               345,932
    3,732      Crexendo, Inc.(a)                                                            11,942
    5,270      CSG Systems International, Inc.                                             137,600
    3,986      Datalink Corp.(a)                                                            39,860
    6,790      DealerTrack Holdings, Inc.(a)                                               307,859
    4,556      Demandware, Inc.(a)                                                         316,050
    8,225      DeVry Education Group, Inc.(c)                                              348,246
    1,650      Digimarc Corp.                                                               53,790
    5,923      Digital River, Inc.(a)                                                       91,392
    4,903      DST Systems, Inc.                                                           451,910
    5,448      Ebix, Inc.                                                                   77,961
    4,798      Envestnet, Inc.(a)                                                          234,718
    4,838      EPIQ Systems, Inc.                                                           67,974
    7,421      Equinix, Inc.(a)                                                          1,559,078
    2,275      Evolving Systems, Inc.                                                       19,474
    5,190      Fair Isaac Corp.                                                            330,914
    9,942      FalconStor Software, Inc.(a)                                                 16,901
    5,004      FireEye, Inc.(a)                                                            202,912
    1,834      Forrester Research, Inc.                                                     69,472
   21,109      Fortinet, Inc.(a)                                                           530,469
   13,883      Gartner, Inc.(a)                                                            979,029
    4,471      GSE Systems, Inc.(a)                                                          7,422
    4,351      Guidance Software, Inc.(a)                                                   39,681
   10,537      Guidewire Software, Inc.(a)                                                 428,434
    5,104      The Hackett Group, Inc.                                                      30,471
   11,848      IAC/InterActiveCorp                                                         820,237
    7,137      ICG Group, Inc.(a)                                                          149,021
    4,787      iGATE Corp.(a)                                                              174,199
    5,721      Immersion Corp.(a)                                                           72,771

================================================================================

60  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

--------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                VALUE
--------------------------------------------------------------------------------------------------
    7,904      Infoblox, Inc.(a)                                                     $     103,938
   16,669      Informatica Corp.(a)                                                        594,250
    3,774      Innodata, Inc.(a)                                                            12,152
    2,629      Interactive Intelligence Group, Inc.(a)                                     147,566
    9,928      Internap Network Services Corp.(a)                                           69,992
    1,714      Internet Patents Corp.(a)                                                     5,313
    7,451      IntraLinks Holdings, Inc.(a)                                                 66,239
   12,065      Inuvo, Inc.(a)                                                               10,731
   10,039      Ipass, Inc.(a)                                                               12,047
    7,201      j2 Global, Inc.                                                             366,243
    4,780      The KEYW Holding Corp.(a),(b)                                                60,085
   10,669      Leidos Holdings, Inc.                                                       409,049
   19,332      Limelight Networks, Inc.(a)                                                  59,156
    9,143      LivePerson, Inc.(a)                                                          92,801
    3,729      LogMeIn, Inc.(a)                                                            173,846
    3,019      Looksmart Ltd.(a)                                                             5,434
   11,709      Manhattan Associates, Inc.(a)                                               403,141
    1,020      Mastech Holdings, Inc.                                                       15,300
    9,552      MedAssets, Inc.(a)                                                          218,168
    8,016      Medidata Solutions, Inc.(a)                                                 343,165
   14,680      Mentor Graphics Corp.                                                       316,648
   15,954      Merge Healthcare, Inc.(a)                                                    36,216
    4,119      Meru Networks, Inc.(a)                                                       15,158
    1,418      MicroStrategy, Inc., Class A(a)                                             199,399
    6,735      Mitek Systems, Inc.(a),(b)                                                   22,428
    6,249      Monotype Imaging Holdings, Inc.                                             176,034
    1,401      NCI, Inc.(a)                                                                 12,441
    5,756      Netscout Systems, Inc.(a)                                                   255,221
    4,818      NetSuite, Inc.(a)                                                           418,588
   10,231      NIC, Inc.                                                                   162,161
   39,699      Nuance Communications, Inc.(a)                                              745,150
    7,170      Palo Alto Networks, Inc.(a)                                                 601,204
    3,495      PC-Tel, Inc.                                                                 28,275
    4,645      PDF Solutions, Inc.(a)                                                       98,567
    5,839      Pegasystems, Inc.                                                           123,320
    6,064      Perficient, Inc.(a)                                                         118,066
    4,858      Premier, Inc., Class A(a)                                                   140,882
    6,927      Premiere Global Services, Inc.(a)                                            92,475
    7,977      Progress Software Corp.(a)                                                  191,767
    4,336      PROS Holdings, Inc.(a)                                                      114,644
   17,845      PTC, Inc.(a)                                                                692,386
    1,149      QAD, Inc., Class A                                                           24,497
    1,021      QAD, Inc., Class B                                                           18,531
   13,902      QLIK Technologies, Inc.(a)                                                  314,463
    7,566      Quality Systems, Inc.                                                       121,434
   17,806      Rackspace Hosting, Inc.(a)                                                  599,350
    8,197      RealPage, Inc.(a)                                                           184,269
    2,204      RigNet, Inc.(a)                                                             118,619
    3,184      Rosetta Stone, Inc.(a)                                                       30,948
   15,342      Rovi Corp.(a)                                                               367,594
   17,297      Sapient Corp.(a)                                                            281,076
    6,201      Science Applications International Corp.                                    273,836
    4,688      SciQuest, Inc.(a)                                                            82,931
    2,985      Selectica, Inc.(a)                                                           18,925
   16,083      ServiceNow, Inc.(a)                                                         996,503
    7,292      Smith Micro Software, Inc.(a)                                                 7,584
      114      SoftBrands, Inc.(a)                                                               -
   10,051      SolarWinds, Inc.(a)                                                         388,572
   10,446      Solera Holdings, Inc.                                                       701,449
   13,876      Splunk, Inc.(a)                                                             767,759
    2,803      SPS Commerce, Inc.(a)                                                       177,122
    9,629      SS&C Technologies Holdings, Inc.(a)                                         425,794
   10,873      Support.com, Inc.(a)                                                         29,466
    4,820      Synchronoss Technologies,Inc.(a)                                            168,507
   23,113      Synopsys, Inc.(a)                                                           897,247
    2,289      Syntel, Inc.(a)                                                             196,762
    5,367      Tableau Software, Inc., Class A(a)                                          382,828
    6,350      Tangoe, Inc.(a)                                                              95,631
   11,480      TeleCommunication Systems, Inc., Class A(a)                                  37,769
    4,941      TeleNav, Inc.(a)                                                             28,114
   23,384      TIBCO Software, Inc.(a)                                                     471,655
   11,787      Twitter, Inc.(a)                                                            482,913

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

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
-------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                VALUE
--------------------------------------------------------------------------------------------------
    4,457      Tyler Technologies, Inc.(a)                                           $     406,523
    4,334      The Ultimate Software Group, Inc.(a)                                        598,829
    7,575      Unisys Corp.(a)                                                             187,406
    3,255      United Online, Inc.                                                          33,852
   11,796      Unwired Planet, Inc.(a)                                                      26,305
   21,651      Vantiv, Inc., Class A(a)                                                    727,907
    5,401      VASCO Data Security International, Inc.(a)                                   62,652
    8,298      Verint Systems, Inc.(a)                                                     407,017
    6,877      VirnetX Holding Corp.(a),(b)                                                121,104
    4,107      Virtusa Corp.(a)                                                            147,031
   12,910      VMware, Inc., Class A(a)                                                  1,249,817
    1,272      Voltari Corp.(a),(b)                                                          2,519
   12,658      Wave Systems Corp., Class A(a)                                               17,848
    7,721      Web.com Group, Inc.(a)                                                      222,905
    5,202      Workday, Inc., Class A(a)                                                   467,452
   12,044      Zix Corp.(a)                                                                 41,190
    1,988      zulily, Inc., Class A(a)                                                     81,409
  105,804      Zynga, Inc., Class A(a)                                                     339,631
                                                                                     -------------
                                                                                        37,731,830
                                                                                     -------------
SUPPORT SERVICES - 4.6%
    7,020      ABM Industries, Inc.                                                        189,400
    8,239      Acacia Research Corp.                                                       146,242
    3,711      Advanced Emissions Solutions, Inc.(a)                                        85,093
    5,558      The Advisory Board Co.(a)                                                   287,904
    3,004      AM Castle & Co.(a)                                                           33,164
   23,417      Amdocs Ltd.                                                               1,084,910
    7,283      AMN Healthcare Services, Inc.(a)                                             89,581
      600      AMREP Corp.(a)                                                                3,678
    5,953      Applied Industrial Technologies, Inc.                                       301,996
    7,827      ARC Document Solutions, Inc.(a)                                              45,866
    6,708      Barnes Group, Inc.                                                          258,526
    1,189      Barrett Business Services, Inc.                                              55,883
    2,395      Black Box Corp.                                                              56,139
   10,829      Booz Allen Hamilton Holding Corp.                                           230,008
    6,746      The Brink's Co.                                                             190,372
   17,781      Broadridge Financial Solutions, Inc.                                        740,401
    7,083      Cardtronics, Inc.(a)                                                        241,389
    2,116      Cartesian, Inc.(a)                                                            9,120
    9,636      Casella Waste Systems, Inc.(a)                                               48,276
    1,314      Cass Information Systems, Inc.                                               65,017
    6,146      CBIZ, Inc.(a)                                                                55,498
    1,891      CDI Corp.                                                                    27,249
   15,636      Cenveo, Inc.(a)                                                              58,010
    8,254      Clean Harbors, Inc.(a)                                                      530,319
    5,684      Comfort Systems USA, Inc.                                                    89,807
   14,319      Convergys Corp.                                                             306,999
   13,800      CoreLogic, Inc.(a)                                                          418,968
    5,159      The Corporate Executive Board Co.                                           351,947
   17,205      Corrections Corp. of America                                                565,184
    4,784      CoStar Group, Inc.(a)                                                       756,685
    1,964      CRA International, Inc.(a)                                                   45,270
    3,747      Crawford & Co., Class B                                                      37,770
    5,567      Cross Country Healthcare, Inc.(a)                                            36,297
    7,636      Deluxe Corp.                                                                447,317
    6,055      Dice Holdings, Inc.(a)                                                       46,079
   10,483      DigitalGlobe, Inc.(a)                                                       291,427
    6,643      Document Security Systems, Inc.(a),(b)                                        9,101
    1,677      DXP Enterprises, Inc.(a)                                                    126,681
    4,607      ENGlobal Corp.(a)                                                            14,374
    3,906      Ennis, Inc.                                                                  59,606
    7,261      Euronet Worldwide, Inc.(a)                                                  350,271
   11,013      EVERTEC, Inc.                                                               266,955
    5,411      ExamWorks Group, Inc.(a)                                                    171,691
    4,795      ExlService Holdings, Inc.(a)                                                141,213
    2,101      Exponent, Inc.                                                              155,705
   11,185      FleetCor Technologies, Inc.(a)                                            1,474,183
    2,677      Franklin Covey Co.(a)                                                        53,888

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62  |  MASTER EXTENDED MARKET INDEX SERIES

================================================================================

--------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                VALUE
--------------------------------------------------------------------------------------------------
      300      Frontline Capital Group(a)                                            $           -
    5,990      FTI Consulting, Inc.(a)                                                     226,542
    3,071      Fuel Tech, Inc.(a)                                                           17,320
    7,007      Furmanite Corp.(a)                                                           81,561
    2,859      G&K Services, Inc., Class A                                                 148,868
   22,881      Genpact Ltd.(a)                                                             401,104
   10,402      Global Cash Access Holdings, Inc.(a)                                         92,578
   11,051      Global Payments, Inc.                                                       805,065
    2,352      Global Power Equipment Group, Inc.                                           38,008
    3,185      GP Strategies Corp.(a)                                                       82,428
   15,047      HD Supply Holdings, Inc.(a)                                                 427,184
    5,532      Heartland Payment Systems, Inc.                                             227,974
    2,179      Heidrick & Struggles International, Inc.                                     40,312
    1,910      Heritage-Crystal Clean, Inc.(a)                                              37,493
    7,183      Higher One Holdings, Inc.(a)                                                 27,367
    5,103      Hudson Global, Inc.(a)                                                       20,055
    3,528      Huron Consulting Group, Inc.(a)                                             249,853
    3,065      ICF International, Inc.(a)                                                  108,378
    7,279      InnerWorkings, Inc.(a)                                                       61,872
    3,118      Insperity, Inc.                                                             102,894
   12,579      Jack Henry & Associates, Inc.                                               747,570
    3,831      Kaman Corp.                                                                 163,699
    3,722      Kelly Services, Inc., Class A                                                63,907
    4,578      Kforce, Inc.                                                                 99,114
    7,608      Korn/Ferry International(a)                                                 223,447
      947      Lawson Products, Inc.(a)                                                     15,427
   11,210      LifeLock, Inc.(a)                                                           156,492
    5,588      Lincoln Educational Services Corp.                                           25,090
   14,869      LinkedIn Corp.(a)                                                         2,549,587
   10,845      Lionbridge Technologies, Inc.(a)                                             64,419
   11,578      Manpowergroup, Inc.                                                         982,393
   10,246      MAXIMUS, Inc.                                                               440,783
    3,369      McGrath RentCorp                                                            123,811
    7,655      Metalico, Inc.(a)                                                             9,492
    3,074      Mistras Group, Inc.(a)                                                       75,374
    6,204      Mobile Mini, Inc.                                                           297,110
    9,568      ModusLink Global Solutions, Inc.(a)                                          35,784
   17,457      Monster Worldwide, Inc.(a)                                                  114,169
    7,104      MSC Industrial Direct Co., Inc., Class A                                    679,427
    2,061      MWI Veterinary Supply, Inc.(a)                                              292,641
    7,309      Navigant Consulting, Inc.(a)                                                127,542
    8,904      NeuStar, Inc., Class A(a),(b)                                               231,682
   20,285      Odyssey Marine Exploration, Inc.(a),(b)                                      34,079
    7,290      On Assignment, Inc.(a)                                                      259,305
    1,596      Park-Ohio Holdings Corp.                                                     92,744
    1,637      Perma-Fix Environmental Services(a)                                           7,530
    3,462      PowerSecure International, Inc.(a)                                           33,720
    6,115      PRGX Global, Inc.(a)                                                         39,075
    3,688      Quad/Graphics, Inc.                                                          82,501
    1,931      Rentrak Corp.(a)                                                            101,281
    5,694      Resources Connection, Inc.                                                   74,648
    6,187      RPX Corp.(a)                                                                109,819
   30,534      RR Donnelley & Sons Co.                                                     517,857
    3,674      Schnitzer Steel Industries, Inc., Class A                                    95,781
   10,518      ServiceSource International, Inc.(a)                                         61,004
    3,560      Sharps Compliance Corp.(a)                                                   15,664
    2,919      The Standard Register Co.(a)                                                 16,463

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                                                  SCHEDULE OF INVESTMENTS  |  63

================================================================================

--------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                VALUE
--------------------------------------------------------------------------------------------------
    3,340      StarTek, Inc.(a)                                                      $      25,785
    4,262      Swisher Hygiene, Inc.(a)                                                     18,327
    5,857      Sykes Enterprises, Inc.(a)                                                  127,273
    3,018      Team, Inc.(a)                                                               123,798
    2,889      TeleTech Holdings, Inc.(a)                                                   83,752
    9,437      Tetra Tech, Inc.                                                            259,517
    9,616      Towers Watson & Co., Class A                                              1,002,276
    6,199      TrueBlue, Inc.(a)                                                           170,906
    2,188      UniFirst Corp.                                                              231,928
   14,626      United Rentals, Inc.(a)                                                   1,531,781
    5,818      United Stationers, Inc.                                                     241,272
    3,377      Universal Technical Institute, Inc.                                          40,997
   10,865      URS Corp.                                                                   498,160
    3,122      US Ecology, Inc.                                                            152,822
   22,420      Verisk Analytics, Inc., Class A(a)                                        1,345,648
    3,107      Viad Corp.                                                                   74,071
    4,832      WageWorks, Inc.(a)                                                          232,951
   18,225      Waste Connections, Inc.                                                     884,824
    5,771      WEX, Inc.(a)                                                                605,782
                                                                                     -------------
                                                                                        30,960,616
                                                                                     -------------
TECHNOLOGY HARDWARE & EQUIPMENT - 4.8%
   15,417      3D Systems Corp.(a),(b)                                                     921,937
    8,627      ADTRAN, Inc.                                                                194,625
    5,935      Advanced Energy Industries, Inc.(a)                                         114,249
   96,273      Advanced Micro Devices, Inc.(a)                                             403,384
    3,119      Agilysys, Inc.(a)                                                            43,916
    2,653      Alliance Fiber Optic Products, Inc.                                          48,019
   20,119      Amkor Technology, Inc.(a)                                                   224,930
    2,148      Amtech Systems, Inc.(a)                                                      26,270
   19,442      ANADIGICS, Inc.(a)                                                           15,732
   11,676      Applied Micro Circuits Corp.(a)                                             126,218
   18,017      ARRIS Group, Inc.(a)                                                        586,093
   16,990      Aruba Networks, Inc.(a)                                                     297,665
   63,700      Atmel Corp.(a)                                                              596,869
   15,750      Aviat Networks, Inc.(a)                                                      20,160
    4,713      Aware, Inc.(a)                                                               30,917
   19,244      Axcelis Technologies, Inc.(a)                                                38,488
    4,192      AXT, Inc.(a)                                                                  8,971
   67,206      Brocade Communications Systems, Inc.                                        618,295
    9,688      Brooks Automation, Inc.                                                     104,340
    3,558      Cabot Microelectronics Corp.(a)                                             158,865
    5,523      CalAmp Corp.(a),(b)                                                         119,628
    8,042      Cavium, Inc.(a)                                                             399,366
    4,009      Ceva, Inc.(a)                                                                59,213
   16,392      Ciena Corp.(a)                                                              355,051
    9,686      Cirrus Logic, Inc.(a)                                                       220,260
    2,370      Clearfield, Inc.(a)                                                          39,792
    3,077      Cohu, Inc.                                                                   32,924
   12,379      CommScope Holding Co., Inc.(a)                                              286,326
    2,512      Comtech Telecommunications Corp.                                             93,773
    3,805      Concurrent Computer Corp.                                                    28,385
    6,296      Cray, Inc.(a)                                                               167,474
   18,130      Cree, Inc.(a)                                                               905,593
    1,397      CVD Equipment Corp.(a),(b)                                                   16,918
   21,268      Cypress Semiconductor Corp.(a)                                              232,034
    2,046      Dataram Corp.(a)                                                              5,872
    9,782      Diebold, Inc.                                                               392,943
    4,719      Digi International, Inc.(a)                                                  44,453
    5,275      Diodes, Inc.(a)                                                             152,764
   12,021      Dot Hill Systems Corp.(a)                                                    56,499
    3,838      DSP Group, Inc.(a)                                                           32,585
    5,349      Dycom Industries, Inc.(a)                                                   167,477
    6,098      EchoStar Corp., Class A(a)                                                  322,828
    7,503      Electronics for Imaging, Inc.(a)                                            339,136
    4,946      Emcore Corp.(a)                                                              20,378
   14,355      Emulex Corp.(a)                                                              81,823
   20,983      Entegris, Inc.(a)                                                           288,411
   15,197      Entropic Communications, Inc.(a)                                             50,606
    7,831      Exar Corp.(a)                                                                88,490
   15,559      Extreme Networks, Inc.(a)                                                    69,082

================================================================================

64  |  MASTER EXTENDED MARKET INDEX SERIES

================================================================================

--------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                VALUE
--------------------------------------------------------------------------------------------------
   18,731      Fairchild Semiconductor International, Inc.(a)                        $     292,204
   14,897      Finisar Corp.(a)                                                            294,216
    8,934      FormFactor, Inc.(a)                                                          74,331
   14,909      Freescale Semiconductor Ltd.(a)                                             350,361
   15,152      Fusion-io, Inc.(a)                                                          171,218
    4,254      GSI Technology, Inc.(a)                                                      25,354
   15,600      Harmonic, Inc.(a)                                                           116,376
    4,649      Hittite Microwave Corp.                                                     362,390
    7,941      Hutchinson Technology, Inc.(a)                                               19,852
    3,541      ID Systems, Inc.(a)                                                          19,263
    1,928      Identiv, Inc.(a)                                                             21,343
   15,913      Ikanos Communications, Inc.(a)                                                6,763
    6,548      Imation Corp.(a)                                                             22,525
   18,795      Infinera Corp.(a)                                                           172,914
    3,600      Infosonics Corp.(a)                                                           8,532
   23,025      Ingram Micro, Inc., Class A(a)                                              672,560
    3,982      Inphi Corp.(a)                                                               58,456
    6,078      Insight Enterprises, Inc.(a)                                                186,838
   20,792      Integrated Device Technology, Inc.(a)                                       321,444
    4,637      Integrated Silicon Solution, Inc.(a)                                         68,488
    6,324      InterDigital, Inc.                                                          302,287
   10,601      International Rectifier Corp.(a)                                            295,768
   18,990      Intersil Corp., Class A                                                     283,900
    8,293      InvenSense, Inc.(a)                                                         188,168
    9,113      Ixia(a)                                                                     104,162
    3,911      IXYS Corp.                                                                   48,184
   35,369      JDS Uniphase Corp.(a)                                                       441,051
   11,813      Kopin Corp.(a)                                                               38,510
   11,452      Kulicke & Soffa Industries, Inc.(a)                                         163,305
    2,945      KVH Industries, Inc.(a)                                                      38,373
    5,337      Lantronix, Inc.(a)                                                           10,514
   18,197      Lattice Semiconductor Corp.(a)                                              150,125
    9,295      Lexmark International, Inc., Class A(c)                                     447,647
    2,155      Loral Space & Communications, Inc.(a)                                       156,647
    8,678      LRAD Corp.(a)                                                                17,877
   60,629      Marvell Technology Group Ltd.                                               868,814
   11,678      Mattson Technology, Inc.(a)                                                  25,575
   41,416      Maxim Integrated Products, Inc.                                           1,400,275
    5,193      MaxLinear, Inc., Class A(a)                                                  52,293
    5,778      Mercury Systems, Inc.(a)                                                     65,523
    6,402      Micrel, Inc.                                                                 72,215
   11,415      MICROS Systems, Inc.(a)                                                     775,078
   14,005      Microsemi Corp.(a)                                                          374,774
    7,933      MKS Instruments, Inc.                                                       247,827
    5,208      Monolithic Power Systems, Inc.                                              220,559
    9,572      MoSys, Inc.(a)                                                               30,056
    4,363      Nanometrics, Inc.(a)                                                         79,625
   25,185      NCR Corp.(a)                                                                883,742
    4,610      NeoPhotonics Corp.(a)                                                        19,178
    5,974      NETGEAR, Inc.(a)                                                            207,716
   10,122      Netlist, Inc.(a)                                                             13,057
    6,199      Novatel Wireless, Inc.(a)                                                    11,840
   19,536      Oclaro, Inc.(a)                                                              42,979
    8,340      OmniVision Technologies, Inc.(a)                                            183,313
   67,483      ON Semiconductor Corp.(a)                                                   616,795
    3,237      Oplink Communications, Inc.(a)                                               54,932
    1,750      Optical Cable Corp.                                                           7,000
    2,720      Overland Storage, Inc.(a)                                                    13,192
    2,477      PAR Technology Corp.(a)                                                      10,403
   17,069      Parkervision, Inc.(a),(b)                                                    25,262
    2,523      PC Connection, Inc.                                                          52,176
   25,170      Pendrell Corp.(a)                                                            44,299
    3,697      Pericom Semiconductor Corp.(a)                                               33,421
    9,259      Photronics, Inc.(a)                                                          79,627
    3,290      Pixelworks, Inc.(a)                                                          24,905
    6,513      Plantronics, Inc.                                                           312,950
    7,293      PLX Technology, Inc.(a)                                                      47,186
   30,983      PMC - Sierra, Inc.(a)                                                       235,781
   24,303      Polycom, Inc.(a)                                                            304,517

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                                                  SCHEDULE OF INVESTMENTS  |  65

================================================================================

--------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                VALUE
--------------------------------------------------------------------------------------------------
    4,528      Power Integrations, Inc.                                              $     260,541
      401      Preformed Line Products Co.                                                  21,586
    4,723      Procera Networks, Inc.(a)                                                    47,655
    1,702      Pulse Electronics Corp.(a)                                                    4,255
   13,407      QLogic Corp.(a)                                                             135,277
   46,623      Quantum Corp.(a)                                                             56,880
    9,826      QuickLogic Corp.(a),(b)                                                      50,800
    2,149      Qumu Corp.(a)                                                                30,064
    7,155      Radisys Corp.(a)                                                             24,971
   17,718      Rambus, Inc.(a)                                                             253,367
   42,668      RF Micro Devices, Inc.(a)                                                   409,186
   24,672      Riverbed Technology, Inc.(a)                                                508,983
    5,897      Rudolph Technologies, Inc.(a)                                                58,262
    4,292      ScanSource, Inc.(a)                                                         163,439
    5,030      Seachange International, Inc.(a)                                             40,290
   10,344      Semtech Corp.(a)                                                            270,496
   10,755      ShoreTel, Inc.(a)                                                            70,123
    6,824      Sigma Designs, Inc.(a)                                                       31,254
    5,817      Silicon Graphics International Corp.(a)                                      55,960
   12,222      Silicon Image, Inc.(a)                                                       61,599
    5,876      Silicon Laboratories, Inc.(a)                                               289,393
   28,302      Skyworks Solutions, Inc.                                                  1,329,062
    2,214      Sonic Foundry, Inc.(a)                                                       23,734
   42,059      Sonus Networks, Inc.(a)                                                     150,992
    7,633      Spansion, Inc., Class A(a)                                                  160,827
   37,043      SunEdison, Inc.(a)                                                          837,172
    5,514      Super Micro Computer, Inc.(a)                                               139,339
    2,902      Superconductor Technologies, Inc.(a)                                          8,387
    5,533      Synaptics, Inc.(a)                                                          501,511
    3,972      SYNNEX Corp.(a)                                                             289,360
    1,844      Systemax, Inc.(a)                                                            26,498
    5,693      Tech Data Corp.(a)                                                          355,926
   29,249      Teradyne, Inc.                                                              573,280
    7,127      Tessera Technologies, Inc.                                                  157,364
    2,692      Transact Technologies, Inc.                                                  27,889
   25,791      TriQuint Semiconductor, Inc.(a)                                             407,756
    5,086      Ultra Clean Holdings, Inc.(a)                                                46,028
    4,365      Ultratech, Inc.(a)                                                           96,816
    8,836      USA Technologies, Inc.(a)                                                    18,644
   17,081      VeriFone Systems, Inc.(a)                                                   627,727
    6,520      ViaSat, Inc.(a)                                                             377,899
   12,786      Vitesse Semiconductor Corp.(a)                                               44,112
    4,073      VOXX International Corp.(a)                                                  38,327
    3,886      West Corp.                                                                  104,145
   11,425      Westell Technologies, Inc., Class A(a)                                       27,991
    8,384      Xcerra Corp.(a)                                                              76,294
    5,380      Zhone Technologies, Inc.(a)                                                  16,678
                                                                                     -------------
                                                                                        32,346,997
                                                                                     -------------
TOBACCO - 0.1%
   13,572      Alliance One International, Inc.(a)                                          33,930
   26,933      Rock Creek Pharmaceuticals, Inc.(a),(b)                                      15,891
    4,788      Schweitzer-Mauduit International, Inc.                                      209,044
    3,104      Universal Corp.                                                             171,806
   10,308      Vector Group Ltd.                                                           213,169
                                                                                     -------------
                                                                                           643,840
                                                                                     -------------
TRAVEL & LEISURE - 5.4%
   10,314      Alaska Air Group, Inc.                                                      980,346
    2,114      Allegiant Travel Co.                                                        248,966
    4,485      Ambassadors Group, Inc.(a)                                                   20,676
  108,199      American Airlines Group, Inc.(a)                                          4,648,229
   16,275      Avis Budget Group, Inc.(a)                                                  971,455
    5,989      Bally Technologies, Inc.(a)                                                 393,597
   15,036      Belmond Ltd., Class A(a)                                                    218,623
      247      Biglari Holdings, Inc.(a)                                                   104,474
    4,134      BJ's Restaurants, Inc.(a)                                                   144,318
   11,697      Bloomin' Brands, Inc.(a)                                                    262,364
    4,018      Bob Evans Farms, Inc.                                                       201,101
   12,757      Boyd Gaming Corp.(a)                                                        154,742

================================================================================

66  |  MASTER EXTENDED MARKET INDEX SERIES

================================================================================

--------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                VALUE
--------------------------------------------------------------------------------------------------
    3,909      Bravo Brio Restaurant Group, Inc.(a)                                  $      61,019
   10,322      Brinker International, Inc.                                                 502,165
    2,972      Buffalo Wild Wings, Inc.(a)                                                 492,490
   10,056      Burger King Worldwide, Inc.                                                 273,724
    3,932      Carmike Cinemas, Inc.(a)                                                    138,131
    7,875      Carrols Restaurant Group, Inc.(a)                                            56,070
    8,083      Century Casinos, Inc.(a)                                                     46,801
    7,119      The Cheesecake Factory, Inc.                                                330,464
    5,745      Choice Hotels International, Inc.                                           270,647
    1,975      Churchill Downs, Inc.                                                       177,967
   15,692      Cinemark Holdings, Inc.                                                     554,869
    9,904      Cosi, Inc.(a)                                                                11,291
    3,579      Cracker Barrel Old Country Store, Inc.                                      356,361
   15,736      Denny's Corp.(a)                                                            102,599
    2,642      DineEquity, Inc.                                                            210,013
    8,718      Domino's Pizza, Inc.                                                        637,199
    6,916      Dover Downs Gaming & Entertainment, Inc.(a)                                   9,475
    2,127      Dover Motorsports, Inc.                                                       6,147
   16,515      Dunkin' Brands Group, Inc.                                                  756,552
    2,916      Einstein Noah Restaurant Group, Inc.                                         46,831
    4,635      Empire Resorts, Inc.(a)                                                      33,187
    3,165      Entertainment Gaming Asia, Inc.(a)                                            2,437
    1,689      Famous Dave's Of America, Inc.(a)                                            48,474
    4,111      Fiesta Restaurant Group, Inc.(a)                                            190,792
    9,026      Full House Resorts, Inc.(a)                                                  12,727
    1,026      Gaming Partners International Corp.(a)                                        8,372
    8,535      Hawaiian Holdings, Inc.(a)                                                  117,015
   68,591      Hertz Global Holdings, Inc.(a)                                            1,922,606
   18,961      Hilton Worldwide Holdings, Inc.(a)                                          441,791
   10,049      HomeAway, Inc.(a)                                                           349,906
    8,874      Hyatt Hotels Corp., Class A(a)                                              541,137
   36,301      International Game Technology                                               577,549
    3,616      International Speedway Corp., Class A                                       120,340
    6,112      Interval Leisure Group, Inc.                                                134,097
    6,156      Isle of Capri Casinos, Inc.(a)                                               52,695
    6,471      Jack in the Box, Inc.                                                       387,225
    3,820      Jamba, Inc.(a)                                                               46,222
   33,856      JetBlue Airways Corp.(a)                                                    367,338
   10,678      Krispy Kreme Doughnuts, Inc.(a)                                             170,634
   57,968      Las Vegas Sands Corp.                                                     4,418,321
    5,819      Life Time Fitness, Inc.(a)                                                  283,618
    5,639      Luby's, Inc.(a)                                                              33,157
    9,390      The Madison Square Garden Co., Class A(a)                                   586,405
    3,675      The Marcus Corp.                                                             67,069
    5,152      Marriott Vacations Worldwide Corp.(a)                                       302,062
   50,649      MGM Resorts International(a)                                              1,337,134
    3,046      Monarch Casino & Resort, Inc.(a)                                             46,116
    9,009      Morgans Hotel Group Co.(a)                                                   71,441
    6,616      MTR Gaming Group, Inc.(a)                                                    35,396
    4,756      Multimedia Games Holding Co., Inc.(a)                                       140,968
   13,746      Norwegian Cruise Line Holdings Ltd.(a)                                      435,748
    9,354      Orbitz Worldwide, Inc.(a)                                                    83,251
    4,045      Panera Bread Co., Class A(a)                                                606,062
    5,127      Papa John's International, Inc.                                             217,334
   11,982      Penn National Gaming, Inc.(a)                                               145,461

================================================================================

                                                  SCHEDULE OF INVESTMENTS  |  67

================================================================================

--------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                VALUE
--------------------------------------------------------------------------------------------------
    8,495      Pinnacle Entertainment, Inc.(a)                                       $     213,904
    4,017      Popeyes Louisiana Kitchen, Inc.(a)                                          175,583
    8,491      Premier Exhibitions, Inc.(a)                                                  6,878
    6,261      Reading International, Inc., Class A(a)                                      53,406
    7,412      Red Lion Hotels Corp.(a)                                                     40,618
    2,150      Red Robin Gourmet Burgers, Inc.(a)                                          153,080
   12,932      Regal Entertainment Group, Class A                                          272,865
    7,388      Republic Airways Holdings, Inc.(a)                                           80,086
    3,176      Rick's Cabaret International, Inc.(a)                                        32,427
   24,169      Royal Caribbean Cruises Ltd.                                              1,343,796
   10,132      Ruby Tuesday, Inc.(a)                                                        76,902
    6,152      Ruth's Hospitality Group, Inc.                                               75,977
    7,741      Ryman Hospitality Properties                                                372,729
    7,878      Scientific Games Corp., Class A(a)                                           87,603
    9,734      SeaWorld Entertainment, Inc.                                                275,764
   14,321      Six Flags Entertainment Corp.                                               609,359
    6,187      SkyWest, Inc.                                                                75,605
    8,547      Sonic Corp.(a)                                                              188,718
    1,363      Speedway Motorsports, Inc.                                                   24,875
   11,136      Spirit Airlines, Inc.(a)                                                    704,241
    2,066      Steiner Leisure Ltd.(a)                                                      89,437
    8,954      Texas Roadhouse, Inc.                                                       232,804
    5,436      Town Sports International Holdings, Inc.                                     36,149
    2,406      Travelzoo, Inc.(a)                                                           46,556
   56,046      United Continental Holdings, Inc.(a)                                      2,301,809
    5,362      Vail Resorts, Inc.                                                          413,839
   42,087      The Wendy's Co.                                                             359,002
    4,661      World Wrestling Entertainment, Inc.                                          55,606
                                                                                     -------------
                                                                                        36,123,411
                                                                                     -------------
               Total Common Stocks - 97.6%                                             652,075,602
                                                                                     -------------

--------------------------------------------------------------------------------------------------
BENEFICIAL
INTEREST
(000)
--------------------------------------------------------------------------------------------------
OTHER INTERESTS(e)
FIXED LINE TELECOMMUNICATIONS - 0.0%
      $29      Primus Telecommunications Group, Inc.                                             -
                                                                                     -------------
PHARMACEUTICALS & BIOTECHNOLOGY - 0.0%
        3      Merck KGaA                                                                        -
                                                                                     -------------
REAL ESTATE INVESTMENT TRUSTS (REITs) - 0.0%
        4      AmeriVest Properties, Inc.(a)                                                     -
                                                                                     -------------

TECHNOLOGY HARDWARE & EQUIPMENT - 0.0%
        4      Gerber Scientific, Inc.                                                           -
                                                                                     -------------

TRAVEL & LEISURE - 0.0%
       13      FRD Acquisition Co.                                                               -
                                                                                     -------------
               Total Other Interests - 0.0%                                                      -
                                                                                     -------------

--------------------------------------------------------------------------------------------------
SHARES
HELD
--------------------------------------------------------------------------------------------------
RIGHTS - 0.0%

TECHNOLOGY HARDWARE & EQUIPMENT - 0.0%
    8,850      Leap Wireless, CVR(a)                                                        22,302
                                                                                     -------------
WARRANTS(f)

AUTOMOBILES & PARTS - 0.0%
      249      Federal-Mogul Corp., Class A, (Issued 12/27/07,
                 1 Share for 1 Warrant, Expires 12/27/14, Strike Price $45.82)                   -
                                                                                     -------------

================================================================================

68  |  MASTER EXTENDED MARKET INDEX SERIES

================================================================================

--------------------------------------------------------------------------------------------------
SHARES
HELD           INDUSTRY/ISSUE                                                                VALUE
--------------------------------------------------------------------------------------------------
OIL & GAS PRODUCERS - 0.0%

     2,485     Magnum Hunter Resources Corp., (Issued 10/15/13, 1 Share for 10
                 Warrants, Expires 4/15/16, Strike Price $8.50)                      $           -
                                                                                     -------------
               Total Warrants - 0.0%                                                             -
                                                                                     -------------
               Total Long-Term Investments (Cost - $393,731,236) - 97.6%               652,097,904
                                                                                     -------------
SHORT-TERM SECURITIES

MONEY-MARKET FUNDS
13,551,357     BlackRock Liquidity Funds, TempCash,
                 Institutional Class, 0.05%(d),(g)                                      13,551,357
                                                                                     -------------

--------------------------------------------------------------------------------------------------
BENEFICIAL
INTEREST
(000)
--------------------------------------------------------------------------------------------------
    $6,653     BlackRock Liquidity Series, LLC,
                 Money Market Series, 0.18%(d),(g),(h)                                   6,653,127
                                                                                     -------------
               Total Short-Term Securities (Cost - $20,204,484) - 3.0%                  20,204,484
                                                                                     -------------
               TOTAL INVESTMENTS (Cost - $413,935,720*) - 100.6%                       672,302,388
                                                                                     -------------
               LIABILITIES IN EXCESS OF OTHER ASSETS - (0.6)%                           (4,135,186)
                                                                                     -------------

               NET ASSETS - 100.0%                                                    $668,167,202
                                                                                     =============

NOTES TO SCHEDULE OF INVESTMENTS

 * As of June 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost                                                                             $416,880,796
                                                                                     ============
Gross unrealized appreciation                                                        $276,647,811
Gross unrealized depreciation                                                         (21,226,219)
                                                                                     ------------
Net unrealized appreciation                                                          $255,421,592
                                                                                     ============

(a) Non-income producing security.

(b) Security, or a portion of security, is on loan.

(c) All or a portion of security has been pledged in connection with outstanding financial futures contracts.

(d) Investments in issuers considered to be an affiliate of the Master Series during the period ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

                                         SHARES/
                                      BENEFICIAL                                             SHARES/
                                        INTEREST       SHARES/                            BENEFICIAL
                                         HELD AT    BENEFICIAL          SHARES/             INTEREST       VALUE AT
                                    DECEMBER 31,      INTEREST       BENEFICIAL     HELD AT JUNE 30,        JUNE 30,
AFFILIATE                                   2013     PURCHASED    INTEREST SOLD                 2014           2014       INCOME
--------------------------------------------------------------------------------------------------------------------------------
BlackRock Liquidity Funds,
  TempCash Institutional Class        24,257,699             -     (10,706,342)(1)        13,551,357     $13,551,357    $  5,000
BlackRock Liquidity Series, LLC,
  Money Market Series                $20,519,002             -    $(13,865,875)(1)       $ 6,653,127     $ 6,653,127    $267,636
PennyMac Mortgage
   InvestmentTrust                         5,478         4,972                 -              10,450     $   229,273    $  9,398
--------------------------------------------------------------------------------------------------------------------------------

(1) Represents net shares/beneficial interest sold.

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  69

================================================================================

(e) Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(f) Warrants entitle the Master Series to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(g) Represents the current yield as of report date.

(h) Security was purchased with the cash collateral from loaned securities.
    The Master Series may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

o For Series compliance purposes, the Series' industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

o   Financial futures contracts outstanding as of June 30, 2014 were as follows:

CONTRACTS                                              NOTIONAL       UNREALIZED
PURCHASED      ISSUE       EXCHANGE    EXPIRATION         VALUE     APPRECIATION
--------------------------------------------------------------------------------
        67    Russell           ICE
                 2000       Futures
                 Mini            US     September
                Index       Indices          2014     $7,975,010       $ 176,499
        55        S&P
               MidCap
                  400
               E-Mini       Chicago     September
                Index    Mercantile          2014     $7,861,150         127,568
                                                                       ---------
     TOTAL                                                             $ 304,067
                                                                       =========

o Fair Value Measurements - Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

    o Level 1 - unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Series has the ability to access

    o Level 2 - other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

    o Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Series' own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Series' policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Series' policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

================================================================================

70  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

The following tables summarize the Master Series' investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2014:

                                               LEVEL 1           LEVEL 2          LEVEL 3            TOTAL
--------------------------------------------------------------------------------------------------------------
ASSETS:

Investments:

   Common Stocks:
     Aerospace & Defense                     $ 10,693,138        $        -        $     -        $ 10,693,138
     Alternative Energy                         1,266,477                 -              -           1,266,477
     Automobiles & Parts                       14,430,269                 -              -          14,430,269
     Banks                                     33,618,189                 -              -          33,618,189
     Beverages                                    460,786                 -              -             460,786
     Chemicals                                 17,423,794                 -              -          17,423,794
     Construction & Materials                  16,424,615                 -              -          16,424,615
     Electricity                                9,830,446                 -              -           9,830,446
     Electronic & Electrical Equipment         18,983,948                 -              -          18,983,948
     Financial Services                        20,267,189                 -              -          20,267,189
     Fixed Line Telecommunications              3,005,998                 -              -           3,005,998
     Food & Drug Retailers                      5,048,490                 -              -           5,048,490
     Food Producers                            11,721,039                 -              -          11,721,039
     Forestry & Paper                           1,808,585                 -              -           1,808,585
     Gas, Water & Multi-Utilities               9,795,100                 -              -           9,795,100
     General Industrials                        8,745,193                 -              -           8,745,193
     General Retailers                         30,078,512                 -              -          30,078,512
     Health Care Equipment & Services          33,636,279                 -              -          33,636,279
     Household Goods & Home Construction       11,373,670                 -              -          11,373,670
     Industrial Engineering                    21,550,014                 -              -          21,550,014
     Industrial Metals & Mining                 4,369,389                 -              -           4,369,389
     Industrial Transportation                  9,907,903                 -              -           9,907,903
     Leisure Goods                              5,953,166                 -              -           5,953,166
     Life Insurance                             3,481,266                 -              -           3,481,266
     Media                                     27,239,841                 -              -          27,239,841
     Mining                                     3,395,148                 -              -           3,395,148
     Mobile Telecommunications                  5,297,455                 -              -           5,297,455
     Nonlife Insurance                         22,000,680                 -              -          22,000,680
     Oil & Gas Producers                       25,922,077             7,417              -          25,929,494
     Oil Equipment, Services &Distribution     18,492,616                 -              -          18,492,616
     Personal Goods                             8,020,097                 -              -           8,020,097
     Pharmaceuticals & Biotechnology           36,575,744                 -              -          36,575,744
     Real Estate Investment & Services          6,955,649                 -              -           6,955,649
     Real Estate Investment Trusts (REITs)     56,488,729                 -              -          56,488,729
     Software & Computer Services              37,731,830                 -              -          37,731,830
     Support Services                          30,960,616                 -              -          30,960,616
     Technology Hardware & Equipment           32,346,997                 -              -          32,346,997
     Tobacco                                      643,840                 -              -             643,840
     Travel & Leisure                          36,123,411                 -              -          36,123,411
   Other Interests:
     Fixed Line Telecommunications                      -                 -              -                   -
   Rights:
     Technology Hardware & Equipment                    -                 -         22,302              22,302
   Warrants:
     Automobiles & Parts                                -                 -              -                   -
     Short-Term Securities                     13,551,357         6,653,127              -          20,204,484
--------------------------------------------------------------------------------------------------------------
TOTAL                                        $665,619,542        $6,660,544        $22,302        $672,302,388
==============================================================================================================

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  71

================================================================================

                        DERIVATIVE FINANCIAL INSTRUMENTS(1)
--------------------------------------------------------------------------------
                           LEVEL 1        LEVEL 2        LEVEL 3        TOTAL
--------------------------------------------------------------------------------
ASSETS:
Equity contracts          $304,067           -              -          $304,067
================================================================================

(1) Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Series may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2014, collateral on securities loaned at value of $6,653,127 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2014.

================================================================================

72  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2014 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments at value - unaffiliated (including securities
      loaned of $6,402,480) (cost - $393,506,553)                   $651,868,631
   Investments at value - affiliated (cost - $20,429,167)             20,433,757
   Investments sold receivable                                         1,695,324
   Dividends receivable                                                  658,180
   Contributions receivable from investors                               255,756
   Variation margin receivable on financial futures contracts             84,225
   Securities lending income receivable - affiliated                      48,941
   Prepaid expenses                                                        1,638
   Other assets                                                            1,253
                                                                    ------------
         Total assets                                                675,047,705
                                                                    ------------
LIABILITIES
   Collateral on securities loaned at value                            6,653,127
   Investments purchased payable                                         127,924
   Investment advisory fees payable                                        3,855
   Directors' fees payable                                                 3,431
   Other affiliates payable                                                1,173
   Other accrued expenses payable                                         90,993
                                                                    ------------
         Total liabilities                                             6,880,503
                                                                    ------------
NET ASSETS                                                          $668,167,202
                                                                    ============
NET ASSETS CONSIST OF
  Investors' capital                                                $409,496,467
  Net unrealized appreciation/depreciation                           258,670,735
                                                                    ------------
  Net assets                                                        $668,167,202
                                                                    ============

See notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  73

================================================================================

STATEMENT OF OPERATIONS

Six-months period ended June 30, 2014 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends - unaffiliated                                         $  3,925,443
   Securities lending - affiliated - net                                 267,636
   Dividends - affiliated                                                 14,398
   Foreign taxes withheld                                                 (4,452)
                                                                    ------------
            Total income                                               4,203,025
                                                                    ------------
EXPENSES
   Investment advisory                                                    31,527
   Accounting services                                                    69,523
   Professional                                                           42,282
   Custodian                                                              42,070
   Directors                                                              10,050
   Printing                                                                9,769
   Miscellaneous                                                          26,024
                                                                    ------------
            Total expenses                                               231,245
   Less fees waived by Manager                                            (9,871)
                                                                    ------------
            Total expenses after fees waived                             221,374
                                                                    ------------
NET INVESTMENT INCOME                                                  3,981,651
                                                                    ------------
REALIZED AND UNREALIZED GAIN
   Net realized gain from:
      Investments                                                     11,199,521
      Financial futures contracts                                      1,884,647
                                                                    ------------
                                                                      13,084,168
                                                                    ------------
   Net change in unrealized appreciation/depreciation on:
      Investments                                                     22,028,664
      Financial futures contracts                                       (583,140)
                                                                    ------------
                                                                      21,445,524
                                                                    ------------
            Total realized and unrealized gain                        34,529,692
                                                                    ------------
   Net increase in net assets resulting from operations             $ 38,511,343
                                                                    ============

See notes to financial statements.

================================================================================

74  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

Six-month period ended June 30, 2014 (unaudited), and year ended
December 31, 2013

-----------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:                         6/30/2014           12/31/2013
-----------------------------------------------------------------------------------------
OPERATIONS
   Net investment income                                $  3,981,651         $  6,680,077
   Net realized gain                                      13,084,168           25,765,323
   Net change in unrealized appreciation/depreciation     21,445,524          127,045,647
                                                        ---------------------------------
   Net increase in net assets resulting from operations   38,511,343          159,491,047
                                                        ---------------------------------
CAPITAL TRANSACTIONS
   Proceeds from contributions                            70,286,631          142,916,608
   Value of withdrawals                                  (56,498,056)         (84,844,928)
                                                        ---------------------------------
   Net increase in net assets derived from
      capital transactions                                13,788,575           58,071,680
                                                        ---------------------------------
NET ASSETS
   Total increase in net assets                           52,299,918          217,562,727
   Beginning of period                                   615,867,284          398,304,557
                                                        ---------------------------------
   End of period                                        $668,167,202         $615,867,284
                                                        =================================

See notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  75

================================================================================

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                           SIX MONTHS
                                             ENDED
                                            JUNE 30,                YEAR ENDED DECEMBER 31,
                                              2014         ----------------------------------------------
                                          (UNAUDITED)       2013     2012      2011      2010        2009
                                          ---------------------------------------------------------------
TOTAL INVESTMENT RETURN:
Total investment return                       6.19%(1)     37.98%    18.04%    (3.55)%    28.65%    37.08%
                                          ---------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Total expenses                                0.07%(2),(3)  0.07%     0.10%     0.08%      0.08%     0.11%
                                          ---------------------------------------------------------------
Total expenses after fees waived
  and/or reimbursed                           0.07%(2),(3)  0.06%     0.09%     0.08%      0.08%     0.10%
                                          ---------------------------------------------------------------
Net investment income                         1.26%(2),(3)  1.32%     1.83%     1.29%      1.30%     1.26%
                                          ---------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (000)           $668,167      $615,867  $398,305   $439,752  $437,426  $286,216
                                          ===============================================================
Portfolio turnover                               3%           18%       12%        12%       15%       20%
                                          ---------------------------------------------------------------

(1) Aggregate total investment return.

(2) Annualized.

(3) Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

================================================================================

76  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 2014 (unaudited)

--------------------------------------------------------------------------------

(1) ORGANIZATION

Master Extended Market Index Series (the "Series"), a diversified, open-end management investment company, is a series of Quantitative Master Series LLC (the "Master LLC"). The Master LLC is registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is organized as a Delaware limited liability company. The Master LLC's Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the "Board") to issue non-transferable interests, subject to certain limitations.

The Series, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the "Manager") or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

(2) SIGNIFICANT ACCOUNTING POLICIES

The Series' financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Series is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the
Series:

VALUATION - U.S. GAAP defines fair value as the price the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  77

================================================================================

market participants at the measurement date. The Series determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the "Global Valuation Committee") is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Series for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market ("NASDAQ") are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Financial futures contracts traded on exchanges are valued at their last sale price.

The Series values its investments in BlackRock Liquidity Series, LLC, Money Market Series (the "Money Market Series") at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund's net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Series may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Series might reasonably expect to receive from the current sale of that asset in an

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78  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

arm's-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Series' pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

SEGREGATION AND COLLATERALIZATION - In cases where the Series enters into certain investments (e.g., financial futures contracts) that would be "senior securities" for 1940 Act purposes, the Series may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Series' future obligations under such investments or borrowings. Doing so allows the investment to be excluded from treatment as a "senior security." Furthermore, if required by an exchange or counterparty agreement, the Series may be required to deliver/deposit cash and/or securities

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                                             NOTES TO FINANCIAL STATEMENTS |  79

================================================================================

to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME - For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

RECENT ACCOUNTING STANDARD - In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Series' financial statement disclosures.

OTHER - Expenses directly related to the Series are charged to the Series.
Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Series has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

(3) SECURITIES AND OTHER INVESTMENTS

SECURITIES LENDING - The Series may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral

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80  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

received by the Series is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Series and any additional required collateral is delivered to the Series on the next business day. During the term of the loan, the Series earns dividend or interest income on the securities loaned but does not receive interest income on any securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. As of June 30, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC ("BIM"), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Series under Master Securities Lending Agreements (each, an "MSLA"), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Series, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty's bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Series can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

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                                             NOTES TO FINANCIAL STATEMENTS |  81

================================================================================

The following table is a summary of the Series' securities lending agreements by counterparty which are subject to offset under an MSLA as of June 30, 2014:

                                           SECURITIES
                                           LOANED AT        CASH COLLATERAL        NET
COUNTERPARTY                                 VALUE            RECEIVED(1)        AMOUNT
----------------------------------------------------------------------------------------------
Barclays Capital, Inc.                     $  167,501          $  (167,501)          -
BNP Paribas S.A.                               78,492              (78,492)          -
Citigroup Global Markets, Inc.                132,702             (132,702)          -
Credit Suisse Securities (USA) LLC            432,264             (432,264)          -
Deutsche Bank Securities, Inc.                104,115             (104,115)          -
Goldman Sachs & Co                          2,570,721           (2,570,721)          -
JP Morgan Securities LLC                      815,481             (815,481)          -
Merrill Lynch, Pierce,
  Fenner & Smith Inc.                         179,018             (179,018)          -
Morgan Stanley                              1,617,760           (1,617,760)          -
SG Americas Securities LLC                     55,754              (55,754)          -
UBS Securities LLC                            248,672             (248,672)          -
                                           ---------------------------------------------------
TOTAL                                      $6,402,480          $(6,402,480)          -
                                           ===================================================

(1) Collateral with a value of $6,653,127 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Series benefits from a borrower default indemnity provided by BIM. BIM's indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of a borrower default. The Series could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

(4) DERIVATIVE FINANCIAL INSTRUMENTS

The Series engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Series and/or to economically hedge their exposure to certain risks such as equity risk. These contracts may be transacted on an exchange or over-the-counter.

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FINANCIAL FUTURES CONTRACTS - The Series purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Series and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Series is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract's size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Series as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

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                                             NOTES TO FINANCIAL STATEMENTS |  83

================================================================================

The following is a summary of the Series' derivative financial instruments categorized by risk exposure:

FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AS OF JUNE 30, 2014

                                               DERIVATIVE ASSETS
                          ------------------------------------------------------
                          STATEMENT OF ASSETS
                          AND LIABILITIES LOCATION                       VALUE
                          ------------------------------------------------------
Equity contracts          Net unrealized appreciation(1)                $304,067
--------------------------------------------------------------------------------

(1) Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

THE EFFECT OF DERIVATIVE FINANCIAL INSTRUMENTS IN THE STATEMENT OF OPERATIONS
                      SIX MONTHS ENDED JUNE 30, 2014

                          Net Realized Gain From
Equity contracts          Financial futures contracts                   $1,884,647
----------------------------------------------------------------------------------
                          Net Change in Unrealized
                          Appreciation/Depreciation on
Equity contracts          Financial futures contracts                   $ (583,140)
----------------------------------------------------------------------------------

For the six months ended June 30, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

FINANCIAL FUTURES CONTRACTS:
 Average number of contracts purchased                                       148
--------------------------------------------------------------------------------
 Average notional value of contracts purchased                       $18,888,370
--------------------------------------------------------------------------------

COUNTERPARTY CREDIT RISK - A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange traded futures there is less counterparty credit risk to the Series since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Series does not have a contractual right of offset against a clearing broker or

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84  | MASTER EXTENDED MARKET INDEX SERIES

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clearinghouse in the event of a default (including the bankruptcy or insolvency)
of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker's customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker's customers, potentially resulting in losses to the Series.

(5) INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. ("BlackRock").

The Master LLC, on behalf of the Series, entered into an Investment Advisory Agreement with BlackRock Advisors (the "Manager"), the Series' investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Series' portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays the Manager a monthly fee at an annual rate of 0.01% of the Series' average daily net assets.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Series pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Series' investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Statement of Operations. For the six months ended the fees waived were $9,871.

The Manager entered into a sub-advisory agreement with BIM, an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Series to

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  85

================================================================================

the Manager. Effective July 1, 2014, the sub-advisory agreement between the Manager and BIM, with respect to the Series, expired.

For the six months ended June 30, 2014, the Series reimbursed the Manager $2,988 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Series' business. The expense limitation as a percentage of average daily net assets is 0.12%. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors. There were no fees waived and/or reimbursed by the Manager for the six months ended June 30, 2014.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Series, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Series is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the "collateral investment expenses"). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Series.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Series retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to the securities lending agreement effective February 1, 2014, BIM may lend securities only when the difference between the borrower rebate

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86  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

rate and the risk free rate exceeds a certain level (such securities, the "specials only securities").

Pursuant to such agreement, the Series retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Liquidity Complex through the lending of specials only securities in the calendar year 2013, the Series, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. Prior to February 1, 2014, the Series retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income. The share of securities lending income earned by the Series is shown as securities lending - affiliated - net in the Statement of Operations. For the six months ended June 30, 2014, the Series paid BIM $78,752 for securities lending agent services.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

(6) PURCHASES AND SALES

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2014, were $50,210,032 and $19,823,872, respectively.

(7) INCOME TAX INFORMATION

The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. The Series files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Series' U.S. federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Series' state and local tax returns may remain open for an additional year depending upon the jurisdiction.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  87

================================================================================

Management has analyzed tax laws and regulations and their application to the Series' facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

(8) BANK BORROWINGS

The Series, along with certain other funds managed by the Manager and its affiliates ("Participating Funds"), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Series may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Series, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of
(a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Series did not borrow under the credit agreement during the six months ended June 30, 2014.

(9) CONCENTRATION, MARKET AND CREDIT RISK

In the normal course of business, the Series invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Series may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Series; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Series may be exposed to counterparty credit risk, or the risk that an entity with which the Series has unsettled or open transactions may fail to or be unable to perform on its commitments. The Series manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by

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88  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Series to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Series' exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Series.

As of June 30, 2014, the Series invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on the Series and could affect the value, income and/or liquidity of positions in such securities.

(10) SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Series through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  89

================================================================================

ADVISORY AGREEMENTS

June 30, 2013 (unaudited)

--------------------------------------------------------------------------------

The Board of Directors (the "Board," and the members of which are referred to as "Board Members") of Quantitative Master Series LLC (the "Master LLC") met in person on April 24, 2014 (the "April Meeting") and May 28-30, 2014 (the "May Meeting") to consider the approval of the Master LLC's investment advisory agreement (the "Advisory Agreement") with BlackRock Advisors, LLC (the "Manager" or "BlackRock"), the Master LLC's investment advisor, on behalf of Master Extended Market Index Series (the "Portfolio"), a series of the Master LLC. At the May Meeting, it was noted that the sub-advisory agreement (the "Sub-Advisory Agreement") between the Manager and BlackRock Investment Management, LLC with respect to the Portfolio would expire effective July 1, 2014. It was also noted that the non-renewal of the Sub-Advisory Agreement would not result in any change in the nature or quality of services provided to the Portfolio, or in the portfolio management team that serves the Portfolio.

ACTIVITIES AND COMPOSITION OF THE BOARD

The Board consists of fifteen individuals, thirteen of whom are not "interested persons" of the Master LLC as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Board Members"). The Board Members are responsible for the oversight of the operations of the Master LLC and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

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90  | MASTER EXTENDED MARKET INDEX SERIES

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THE AGREEMENT

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Advisory Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two or three days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Advisory Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Portfolio by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Advisory Agreement, including the services and support provided by BlackRock to the Portfolio and its interest holders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management's and portfolio managers' analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Portfolio for services, such as marketing and distribution, call center and fund accounting;
(c) Portfolio operating expenses and how BlackRock allocates expenses to the Portfolio; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Portfolio's investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Master LLC's compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock's and other service providers' internal controls and risk and compliance oversight mechanisms; (h) BlackRock's implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution

================================================================================

                                                       ADVISORY AGREEMENTS |  91

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quality of portfolio transactions; (j) BlackRock's implementation of the Master
LLC's valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund ("ETF"), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between the services provided to these products as compared to the Portfolio; (l) BlackRock's compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock's business.

The Board has engaged in an ongoing strategic review with BlackRock of BlackRock's product pipeline, opportunities to consolidate funds and BlackRock's commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock's profitability, implementation of alternative investment strategies, investment performance, portfolio manager compensation and accountability, portfolio managers' investments in the funds they manage, supplemental service agreements with third party distribution partners, subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties) and management fee levels and breakpoints. The Board further considered the importance of: (i) BlackRock's management organization; (ii) marketing support for the funds; (iii) services provided to the funds by BlackRock affiliates; and (iv) BlackRock's oversight of relationships with third party service providers.

BOARD CONSIDERATIONS IN APPROVING THE AGREEMENT

THE APPROVAL PROCESS - Prior to the April Meeting, the Board requested and received materials specifically relating to the Advisory Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. ("Lipper") on Portfolio fees and expenses as compared with a peer group of funds as determined by Lipper ("Expense Peers") and the investment performance of the Portfolio as compared with a peer group of

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

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funds as determined by Lipper(1), as well as the gross investment performance of the Portfolio as compared with its benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Advisory Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Portfolio to BlackRock; (g) sales and redemption data regarding the Portfolio's shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Advisory Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board's year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Master LLC with respect to the Portfolio for a one-year term ending June 30, 2015. In approving the continuation of the Advisory Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Portfolio; (d) the Portfolio's costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits

(1) Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

================================================================================

                                                       ADVISORY AGREEMENTS |  93

================================================================================

to BlackRock and its affiliates as a result of its relationship with the Portfolio; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the placement of Master Portfolio interests and securities lending, services related to the valuation and pricing of portfolio holdings of the Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Board's review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED BY BLACKROCK - The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Portfolio. Throughout the year, the Board compared Portfolio performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, as applicable. The Board met with BlackRock's senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Portfolio's portfolio management team discussing the Portfolio's performance and the Portfolio's investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Portfolio's portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock's compensation structure with respect to the Portfolio's portfolio management team and BlackRock's ability to attract and retain high-quality talent and create performance incentives.

================================================================================

94  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Portfolio. BlackRock and its affiliates provide the Portfolio with certain administrative, shareholder and other services (in addition to any such services provided to the Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Portfolio. In particular, BlackRock and its affiliates provide the Portfolio with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Portfolio, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock's fund administration, shareholder services, legal and compliance departments and considered BlackRock's policies and procedures for assuring compliance with applicable laws and regulations.

THE INVESTMENT PERFORMANCE OF THE PORTFOLIO AND BLACKROCK - The Board, including the Independent Board Members, also reviewed and considered the performance history of the Portfolio. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Portfolio's performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper's rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolio as compared to other funds in its applicable Lipper category and the gross investment performance of the Portfolio as compared with its benchmark. The Board was provided with a description of the methodology

================================================================================

                                                       ADVISORY AGREEMENTS |  95

================================================================================

used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Portfolio management to discuss, the performance of the Portfolio throughout the year.

The Board noted that for each of the one-, three- and five-year periods reported, the Portfolio's gross performance (before expenses and fees), as agreed upon by the Board, was within tolerance of its benchmark. BlackRock believes that gross performance relative to the benchmark is an appropriate performance metric for the Portfolio.

CONSIDERATION OF THE ADVISORY/MANAGEMENT FEES AND THE COST OF THE SERVICES AND PROFITS TO BE REALIZED BY BLACKROCK AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE PORTFOLIO - The Board, including the Independent Board Members, reviewed the Portfolio's contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Portfolio's total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund's total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board received and reviewed statements relating to BlackRock's financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Portfolio. The Board reviewed BlackRock's profitability with respect to the Portfolio and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock's profitability with respect to certain other fund

================================================================================

96  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock's assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock's overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock's expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Portfolio by BlackRock, and BlackRock's and its affiliates' profits relating to the management and distribution of the Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock's methodology in allocating its costs to the management of the Portfolio. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Advisory Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock's commitment of time, assumption of risk and liability profile in servicing the Portfolio in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board noted that the Portfolio's contractual management fee rate ranked in the first quartile, and that the actual management fee rate and the total expense ratio each ranked in the first quartile, relative to the Portfolio's Expense Peers. The Board also noted that BlackRock has contractually

================================================================================

                                                       ADVISORY AGREEMENTS |  97

================================================================================

agreed to a cap on the Portfolio's total expenses as a percentage of the Portfolio's average daily net assets.

ECONOMIES OF SCALE - The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Portfolio increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Portfolio benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Portfolio to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Portfolio. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

OTHER FACTORS DEEMED RELEVANT BY THE BOARD MEMBERS - The Board, including the Independent Board Members, also took into account other ancillary or "fall-out" benefits that BlackRock or its affiliates may derive from their respective relationships with the Portfolio, both tangible and intangible, such as BlackRock's ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock's profile in the investment advisory community, and the engagement of BlackRock's affiliates as service providers to the Portfolio, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock's overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock's funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Advisory Agreement, the Board also received information regarding BlackRock's brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

================================================================================

98  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

CONCLUSION

The Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Master LLC with respect to the Portfolio for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Advisory Agreement were fair and reasonable and in the best interest of the Portfolio and its interest holders. In arriving at its decision to approve the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members' conclusions may be based in part on their consideration of these arrangements in prior years.

================================================================================

                                                       ADVISORY AGREEMENTS |  99

================================================================================

TRUSTEES                               Daniel S. McNamara
                                       Robert L. Mason, Ph.D.
                                       Jefferson C. Boyce
                                       Dawn M. Hawley
                                       Paul L. McNamara
                                       Barbara B. Ostdiek, Ph.D.
                                       Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                      USAA Asset Management Company
INVESTMENT ADVISER                     P.O. Box 659453
                                       San Antonio, Texas 78265-9453
--------------------------------------------------------------------------------
UNDERWRITER AND                        USAA Investment Management Company
DISTRIBUTOR                            P.O. Box 659453
                                       San Antonio, Texas 78265-9453
--------------------------------------------------------------------------------
TRANSFER AGENT                         USAA Shareholder Account Services
                                       9800 Fredericksburg Road
                                       San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN                              JP Morgan Chase Bank
                                       4 Chase Metrotech Center
                                       Brooklyn, New York 11245
--------------------------------------------------------------------------------
ACCOUNTING AGENT                       State Street Bank and Trust Company
                                       100 Summer Street
                                       Boston, Massachusetts 02110
--------------------------------------------------------------------------------
INDEPENDENT                            Ernst & Young LLP
REGISTERED PUBLIC                      100 West Houston St., Suite 1800
ACCOUNTING FIRM                        San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                            Under "My Accounts" on
SELF-SERVICE 24/7                      usaa.com select your mutual fund
AT USAA.COM                            account and either click the link or
                                       select 'I want to...' and select
OR CALL                                the desired action.
(800) 531-USAA
        (8722)
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Ref erence Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------
>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA        WE KNOW WHAT IT MEANS TO SERVE.(R)

   =============================================================================
   37757-0814                                (C)2014, USAA. All rights reserved.

   ITEM 2.  CODE OF ETHICS.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.


ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR/S was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considered by the Funds' Board in approving the Funds' advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). NOT APPLICABLE.  This item must be disclosed only in annual reports.

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended June 30, 2014

By:*     /S/ DANIEL J. MAVICO
         -----------------------------------------------------------
         Signature and Title:  Daniel J. Mavico, Assistant Secretary

Date:     8/27/2014
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:*     /S/ DANIEL S. MCNAMARA
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:     8/27/2014
         ------------------------------


By:*     /S/ ROBERTO GALINDO, JR.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:     8/27/2014
         ------------------------------

*Print the name and title of each signing officer under his or her signature.